United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8056
                                   ---------------------------------------------

                             MMA Praxis Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         P.O. Box 483, Goshen, IN 46527
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor,
                                Boston, MA 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 362-8000
                                                   -----------------------------

Date of fiscal year end:   12/31
                        -------------

Date of reporting period:  12/31/06
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Annual Report

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--------------------------------------------------------------------------------

            MMA Praxis
            Mutual Funds

            Annual Report
            for the year ending December 31, 2006


            Intermediate Income Fund
            Core Stock Fund
            Value Index Fund
            International Fund


[LOGO]
MMA(R)
-----------
Stewardship
Solutions

                                                                       Long-term
                                                                    fundamentals

                                                               -----------------
                                                               Table of contents
                                                               -----------------

Table of contents

Message from the President.....................................................1

MMA Praxis Stewardship Investing Report........................................4

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter..................................................8
   Performance review..........................................................9
   Schedule of portfolio investments .........................................11
   Statement of assets and liabilities........................................18
   Statement of operations....................................................19
   Statements of changes in net assets........................................20
   Financial highlights ......................................................21

MMA Praxis Core Stock Fund
   Portfolio managers' letter.................................................25
   Performance review.........................................................27
   Schedule of portfolio investments .........................................29
   Statement of assets and liabilities........................................33
   Statement of operations....................................................34
   Statements of changes in net assets........................................35
   Financial highlights ......................................................36

MMA Praxis Value Index Fund
   Portfolio manager's letter.................................................40
   Performance review.........................................................41
   Schedule of portfolio investments .........................................43
   Statement of assets and liabilities........................................53
   Statement of operations....................................................54
   Statements of changes in net assets........................................55
   Financial highlights ......................................................56

MMA Praxis International Fund
   Portfolio manager's letter.................................................60
   Performance review.........................................................62
   Schedule of portfolio investments .........................................64
   Statement of assets and liabilities........................................73
   Statement of operations....................................................74
   Statements of changes in net assets........................................75
   Financial highlights ......................................................76

Notes to financial statements.................................................79
Report of Independent Registered Public Accounting Firm.......................90
Additional fund information (unaudited).......................................91
Management of the Trust (unaudited)...........................................95

A

Glossary of Terms

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI-EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the markets of Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital All Country World Free (ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Citigroup Value Index (the "S&P 500/Cititgroup Value Index"), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios. Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

MSCI - Prime Market Value Index represents the value companies of the MSCI Prime Market 750 Index. The MSCI Prime Market 750 Index represents the Universe of large and medium capitalization companies in the U.S. equity market.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the "CPI"), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

                                                      --------------------------
                                                      Message from the President
                                                      --------------------------


Message from the President

Dear MMA Praxis Shareholder:

The year 2006 proved to be an eventful, and at times, tumultuous year. The ongoing difficulties in Iraq and the related shift in power in Washington D.C. were two big stories. But those were not as interesting from an investment standpoint as the stories on oil prices, the housing market, and Central Bank policy (Federal Reserve).

After beginning the year around $60 per barrel, oil peaked near $80 per barrel and fostered the belief among some industry watchers that higher oil prices would continue indefinitely (pundits were talking about $100 per barrel oil). Many of the managers and strategists we follow believed oil prices would come down, which turned out to be true, and oil ended the year at roughly the same place at which it began.

Federal policy was a big driver of the markets in 2006. Early in the year, investors were growing concerned about an interest rate "overshoot" causing a recession. By summer, the Fed had hiked rates by another 125 basis points, and stocks suffered. Once the Fed announced it was on hold for future rate hikes, the stock market spent the rest of the year bouncing higher. Today, there is growing talk of the possibility of a recession that would lead the Fed to begin cutting rates again. This illustrates the fickle nature of short-term sentiment. In less than six months, the market went from concerns about rising rates damaging the economy, to relief that the rate hikes were over, to fears of a cyclical recession (which would lead to falling rates). In the real world, underlying fundamentals seldom change that quickly. What appears to be the message is that objective analysis which focuses on the long-term is an advantage. Being in "reactive mode" is an almost sure-fire way to get whipsawed, since the market reflects investors' sentiments instantaneously. But short-term investor sentiment rarely impacts long-term fundamentals.

2006 investment overview

Most equity asset classes did well in 2006, with smaller company stocks once again leading large-caps for the year, continuing their run of outperformance that began in 1999-2000. The small-cap Russell 2000 Index was up 18.2 percent, while the large-cap Standard & Poor 500 Index was up 15.6 percent. The value indexes vastly outperformed their growth counterparts regardless of company size. On the fixed-income side, domestic high-quality, intermediate-term bonds had a respectable year, with the Lehman Aggregate gaining 4.3 percent.

A broad observation about returns in 2006 is that riskier asset classes generally did best. With a gain of almost 27 percent, foreign stocks did very well, but the riskier emerging-markets asset class gained close to 30 percent. Back home, the high-yield bond benchmark was up about 11.6 percent, while the riskiest bonds in the high-yield universe--those rated CCC and below--gained about 19 percent. And as noted, smaller-caps once again outpaced larger-caps.

Investors' willingness to take on risk implies a lower risk premium. However, valuations for the S&P 500 reflect a different story. The respected market analysts we follow suggest this index's valuation is either too low or investors are pricing in an economic slowdown, which would not be a positive for risky assets. Meanwhile, real interest rates (i.e. adjusted for inflation) are very low, which usually means bond investors are worried about recession (suggesting risk aversion). We don't know who will turn out to be right. Valuation analysis is complicated by the participation of foreign investors and hedge funds, which have their own agendas that may have little or nothing to do with the aforementioned observations; for example, interest rates might not be low because of recession fears, but rather because foreign investors currently prefer our bonds to their own.

The following chart highlights the six-month performance of major market indices:.
                         First Half 2006 Second Half 2006 Annual Returns 2006 (1/1/06-6/30/06) (7/1/06-12/31/06) (1/1/06-12/31/06)
--------------------------------------------------------------------------------
S&P 500 Index(1)               2.71%             12.74%            15.79%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index(1)                 -0.73%              5.10%             4.33%
--------------------------------------------------------------------------------
MSCI Prime Value Index(1)      6.37%             15.03%            22.36%
--------------------------------------------------------------------------------
MSCI EAFE Index(1)            10.50%             14.80%            26.86%
--------------------------------------------------------------------------------

Our outlook for stock and bond markets

With the S&P 500 putting up good numbers in 2006, and some market indexes reaching record levels, stocks may "seem" like they should be getting expensive. In truth though, the valuation picture has actually changed very little. This is because earnings have gone up along with stock prices, leaving the relationship between prices and earnings virtually unchanged. It's worth remembering the new highs reached by some indexes are only now eclipsing levels first seen nearly seven years ago.

Where does all this leave us? Reasonably attractive valuations tell us the market is either somewhat cheap--meaning returns going forward are likely to be better than average--or the market is discounting a meaningful decline in the fundamentals. We've seen signs of slowing earnings growth and a deceleration in the economy. Part of this is normal cyclical behavior, and some may be in response to the slowdown in the housing market. But in either case, it is clear we're coming off of a spectacular period of earnings growth, and things are likely to cool off. But at current valuation levels there is a margin of safety already factored into the market.

With the Lehman Aggregate Bond Index yielding better than 5 percent, we expect intermediate-term investment-grade bonds to generate returns in the 4 to 6 percent range over the foreseeable future. The beauty of bonds is that their returns are based on straightforward math. Individual calendar years can be higher or lower, depending on the pattern and timing of rate changes. But on average, we expect bond returns going forward to be generally in line with investment-grade intermediate term corporate bonds, which according to Ibbotson, have generated long-term average annual returns of 5.9 percent.

Portfolio performance

MMA Praxis Intermediate Income Fund

The Class A Share (NAV) posted gains of 3.63 percent in 2006. These returns lagged the benchmark established for the MMA Praxis Intermediate Income Fund (Lehman Aggregate Bond Index), which returned 4.33 percent over the same time period. For an in-depth analysis of this Fund's strategy, please read the co-portfolio manager's commentary found later in this report.

MMA Praxis Core Stock Fund

The MMA Praxis Core Stock Fund Class A Share (NAV) returned 12.10 percent for the 12-month period ended December 31, 2006. These returns were less than the established benchmark (S&P 500) for the Fund, which returned 15.79 percent. The portfolio managers' report will provide an in-depth analysis of those factors that contributed to the Fund's absolute and relative performance.

-------------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

MMA Praxis Value Index Fund

As noted in the introductory comments, value once again outperformed a growth style of investing in 2006. For the year, the MMA Praxis Value Index Fund A Shares (NAV) were up 20.41 percent. The benchmark indexes for this Fund, the MSCI U.S. Prime Market Value Index, gained 22.36 percent, and the S&P 500 CitiGroup Value Index was up 20.83 percent. (Note: it is not possible to invest directly in an index, which do not incur expenses like an index mutual fund).

MMA Praxis International Fund

Foreign stock markets enjoyed another outstanding year in 2006, beating their United States counterparts for a fourth straight year. Global conditions in 2006 were close to ideal for international stocks. The MMA Praxis International Fund Class A Share (NAV) returned 20.31 percent. The Fund underperformed its benchmark, the Morgan Stanley EAFE Index, which returned 26.86 percent. Over the past three years ended December 31, 2006, the MMA Praxis International Fund Class A Share (NAV) has delivered average annual returns of 15.79 percent, well above the long-term average annual return for foreign stocks. We caution investors in this Fund to not expect these stellar returns to continue indefinitely, as returns will inevitably revert at some point to their historical averages. Please read the commentary from the portfolio manager for an in-depth analysis of the Fund's performance and an understanding of the current investment strategy.

MMA Praxis - Accepting the challenge of integrating faith and finances

Since its inception in 1994, the management of MMA Praxis Mutual Funds has attempted to generate social (or mission based) returns in addition to generating financial returns that would assist shareholders to achieve their financial planning goals. To quote from the Prospectus, "The goal of Praxis is to join beliefs and deeds, using the tools of socially responsible investing. The Funds are governed by a policy that applies social and financial criteria to investment decisions. It is the Company's philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are in harmony with ethical beliefs. Accordingly, the Adviser will actively seek ways to promote well-being, peace, and justice through its investment decisions."

From time-to-time, I like to remind myself and all the investment professionals at MMA, we are stewards of a mission that makes us unique among modern day financial services companies. Our mandate would remain unfulfilled if while generating top quartile investment performance, we ignored the directive to achieve social returns on behalf of our investors. Rest assured we continually monitor our performance against BOTH financial and social performance metrics with the goal of achieving satisfactory returns in both areas. We take seriously the challenge to be faithful, holistic stewards of the capital you have entrusted to us.

For a review of your Fund's social performance in 2006, please be sure to read the report from Mark Regier, MMA's Stewardship Investing Manager, found on page 4.

Closing thoughts

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. Thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

/s/ John L. Liechty

John L. Liechty
President, MMA Praxis Mutual Funds

---------------------------------------
MMA Praxis Stewardship Investing Report
---------------------------------------

MMA Praxis Stewardship Investing Report


MMA expands stewardship investing staff

We are pleased to announce that in September 2006, Chris Meyer joined MMA as our new stewardship investing research specialist. Chris, with background in (and passion for) environmental stewardship, will help increase MMA's capabilities in issue research and shareholder advocacy. He will also help expand our information management and reporting efforts.

Expanding the social impact of fixed income investments

MMA Praxis Mutual Funds, seeking to emphasize the opportunities for positive impact through all our portfolios, is working with its managers to include more fixed-income investments with strong social implications in the MMA Praxis Intermediate Income Fund. These investments, while comparable to traditional investments in terms of financial performance, carry a strong social return in keeping with our stewardship investing principles. Below is an example of one such investment.

Investing in immunizing the poor

This fall, the MMA Praxis Intermediate Income Fund purchased $1 million in bonds issued from the International Finance Facility for Immunization Company (IFFIm). Governments of a handful of countries have pledged grants that total $4 billion over 20 years for health and immunization programs in many of the world's poorest countries. The IFFIm was created to accelerate the availability of these funds in order to help achieve the United Nation's Millennium Development Goals. Since the need for capital is urgent, the IFFIm is issuing bonds to raise the full amount now, while the government grant pledges will be collected over the next 20 years and used to pay back the bondholders.

The $4 billion to be spent on immunization programs is expected to prevent 5 million child deaths by 2015. MMA's $1 million investment in IFFIm bonds represents its ongoing commitment to respecting the dignity and value of all people, specifically through the containment of preventable diseases. It is also a sound investment. These highly rated bonds carry minimal risk and generate a market rate of return. For more information, visit IFFIm's Web site: http://www.iff-immunisation.org/index.html

Increasing attention to violent video game sales

MMA and other members of the Interfaith Center on Corporate Responsibility
(ICCR) engaged some of the largest video game retailers in the country in 2006. These companies were asked to adopt and enforce video game sales policies to ensure that mature (M-rated) video games for audiences ages 17 and older, containing graphic violence, strong sexual content, and racist themes, are not sold to minors. Behavioral science research increasingly shows that playing violent video games increases the likelihood of aggressive behavior in children and youth.

According to the ICCR report, released in December 2006, "It is evident that retailers are doing well on several fronts; all retailers included in the report have video game policies to restrict access by young teens to M-rated games; all display signage about the ESRB [Entertainment Software Rating Board] rating system; all conduct employee training programs and ongoing education on the video game rating system for employees; and all have established a system to identify the age of the purchaser at the register." ICCR was particularly pleased with both Target's and Best Buy's policies to restrict ads for M-rated games in teen publications and on television. MMA Praxis Mutual Funds has led the most recent engagement with Sears/K-Mart, who is just beginning to work with these issues on a coordinated level. This work will continue in 2007.

The ICCR report encourages retailers to improve their reporting in the following ways:

o Adherence to policy. ICCR would like to encourage the public disclosure of 'mystery shopping' results, coordinated by the ESRB and designed to test retailer training programs, on an individual company basis (versus industry aggregates).

o Long- and short-term goals for compliance. ICCR recommends companies set aggressive goals and objectives, and track results to ensure progress is being made, with the end goal of 100 percent store compliance.

o Benchmarks or indicators. ICCR suggests companies create indicators to demonstrate implementation of their policies on violent video games and evaluate the effectiveness of these programs.

o A balanced assessment. The public needs to understand the challenges relating to policy implementation. ICCR recognizes both the successes achieved and the challenges remaining in this area and believes providing a balanced picture builds credibility.

To view a summary of store policies on sales of violent video games, see the chart at the end of this commentary.

Assessing excessive executive compensation comparison

The majority of corporations within the retail sector do not have difficulty meeting the stewardship investing core values of the MMA Praxis Mutual Funds. However, concerns have arisen relating to responsible management practices in the area of executive compensation. How much do CEOs deserve to make? Executive compensation has become a hot issue in many sectors of the investing world. Sentiments are mixed and the issues complex, but a large and increasingly vocal percentage of investors agree that extravagant pay coupled with poor performance is bad business. A comparison of The Home Depot and Costco Wholesale Corp. on this topic underscores the contrast between extravagant and acceptable executive pay.

The Home Depot

The Home Depot (HD) is the world's largest home improvement retailer and has made recognizable progress toward sustainable forestry and in providing green products. Bob Nardelli left General Electric and became CEO of HD six years ago, at a time when his reputation alone commanded top dollar, and he began his tenure with much fanfare. But as the extent of his compensation became clear, over $240 million during his tenure, and HD's stock price stagnated, shareholders became critical.

On January 3, 2007, Nardelli was fired by the board of directors. Surprisingly, it was these same board members who had been the most supportive of Nardelli's performance and pay package. Why the change? After joining HD, Nardelli developed a reputation as one of America's most overpaid executives. He made sweeping structural changes and improved some aspects of the business, but never delivered on financial expectations. His heavy handed management style also created tension with employees and store managers.

In 2004, HD quietly altered its method of calculating long-term incentive pay, in a way that allowed Nardelli and other executives to pocket substantial bonus money even when HD's financial performance was dismal. When this move became public, it infuriated a wide variety of investors and shareholder resolutions were submitted.

MMA used its shareholder votes to lobby for change. While the MMA Praxis Funds do not own HD stock, it is held within other MMA portfolios. In 2006, MMA voted for shareholder resolutions that called for increased disclosure of executive compensation, and withheld votes for board members who were part of the compensation committee. MMA also supported a proposal allowing investors to advise on the company's compensation policy. These resolutions were also strongly supported by mainstream institutional investors and mutual funds. At least 30 percent of shareholders - a significant number - also withheld support from 10 of the company's directors.

Pressure from concerned shareholders may have contributed to Nardelli's firing. While he walked away with a fortune in severance pay, HD will take the issue of executive pay more seriously in the future. The company has stated that its board will now require two-thirds of its independent directors to approve any compensation granted to the company's chief executive. This is a step in the right direction, and MMA will continue to press HD for improved policies.

Costco - executive pay done right

Jim Sinegal, co-founder and CEO of Costco (COST), (4.2 percent, MMA Praxis Core Stock Fund, December 29, 2006, fourth quarter holdings) embraces a different pay policy in a market sector not known for its progressive compensation schemes. Costco operates 473 warehouse stores worldwide and is America's fifth largest retailer. Unlike the CEOs of similar-sized corporations, Sinegal earns just $350,000 per year with up to $200,000 in bonuses. Those numbers put him in the bottom 10 percent of the Standard & Poor 500 Index regarding pay for CEOs, even though Costco has outperformed most companies in that index.

Keeping executive compensation at a reasonable level helps Costco maintain its low prices. Yet cost-cutting does not extend to employee compensation. The average wage at Costco is $17 an hour, and 85 percent of employees have health coverage. Costco believes its generous employee compensation policy helps the company by attracting the best workers, keeping employee turnover low, and increasing worker efficiency. These policies have raised eyebrows among some stock analysts, but shoppers flock to the stores, employee moral is high, and Costco's stock price has shown steady growth.

MMA believes Costco deserves acknowledgement for its shockingly reasonable executive compensation policy and unusually robust employee benefits. But that does not mean Costco gets a free pass on all other issues. MMA, along with other faith-based and socially concerned investors, is involved in shareholder advocacy to encourage Costco to pursue increased energy efficiency, where Costco has significant room to improve.



Mark A. Regier
Stewardship Investing Services Manager

                      VIDEO GAME RETAILER COMPARISON CHART
       Actions Taken By Retailers to Prevent Sales to Minors of Mature (M)
                                Rated Video Games
                                (September 2006)

ELEMENTS OF AN EFFECTIVE, RESPONSIBLE, AND    BEST BUY   CIRCUIT     GAME   SEARS &     TARGET          TOYS    WAL-
WELL-MONITORED VIDEO GAME SALES POLICY                    CITY       STOP    KMART                     "R" US   MART

Has a policy on the sales of video
games to minors                                  *         *          *                    *              *      *

Discloses Video Game Policy in Stores            *         *          *                    *              *      *

Discloses Video Game Policy on Web Site          *         *          *                    *                     *

Policy is in the game section of the
website                                                    *                               *                     *

Information about policy/program is in           *                                         *
Corporate Social Responsibility Report

Signage featuring rating in stores               *         *          *        *           *              *      *

                                                                                          ***
Other means to identify M -rated games                                               Enlarged "M" in
                                                                                        circulars

Does not advertise M games in media             ***                                       ***
geared to audiences 17 and under            No "M" game                        *     No "M" game ads
                                             ads on TV                             in teen publications

                                                                           * (Sears
Shop by rating online                            *         *           *      Only)         *                     *

Age verification in stores                       *         *           *        *           *              *      *

Online shoppers of M games                       *                     *        *           *                     *
attest to being 17 or older
                                                                                                          ***
Separates M games in stores                                                                             On top
                                                                                                        shelves

Employee training program                        *         *           *        *           *              *      *

Ongoing employee education                       *         *           *        *           *              *      *

Additional training during holidays              *         *                    *
and other peak sales periods

                                                ***
Conducts its own audit for                 (At least 100   *           *                    *              *
policy compliance                           stores per
                                               month)

Rewards employees for compliance                ***

Policy includes disciplinary action
for non-compliance                               *         *           *                    *              *

Has process to collect, analyze and
report data                                     ***        *

Provides results of policy/program in
corporate social responsibility report
and/or website

Senior managers assigned responsibility          *         *                                *              *      *

Senior manager compensation tied to
compliance

Store manager evaluation tied to
compliance                                                            ***

Participates in ESRB Retailers Council
(ERC)                                            *         *           *                    *                     *

Does not sell 'AO' games                         *                              *

Has refused to sell certain M games              *                                          *

*** "Good Practice" Many of the categories selected for inclusion in the chart are considered to be progressive and proactive practices in the industry, as noted in ICCR's 2005 report, "Retail Guidelines for the Sale of Violent Video Games" http://www.iccr.org/issues/violence/videogameretailgdlines121305.pdf

DISCLAIMER: This chart is the result of information gathered from the retailers noted by members of the Interfaith Center on Corporate Responsibility. It is intended for informational purposes only. We have made every effort to ensure the information is reliable, but make no guarantee as its accuracy or completeness.

We appreciate the cooperation and di sclosure provided by the retailers noted in this chart.

-----------------------------------
MMA Praxis Intermediate Income Fund
-----------------------------------

MMA Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio managers' letter


Economic growth slowed in the third quarter to 2.2 percent before bouncing back somewhat late in the year thanks to declining oil prices and stronger exports that partially offset the drag from housing.

Falling commodity prices led to lower rates of Consumer Price Index inflation, but core (excluding food and energy from CPI) inflation rates remained sticky at high levels. This divergence of events kept Federal policy on hold with Federal Funds at 5.25 percent.

Perceptions for the future varied widely, but expectations of a period of below trend growth and inflation moderation led to a considerable decline in interest rates and a more inverted yield curve. Most of the decline happened in the third quarter with only modest changes in the fourth quarter. The largest decline in rates was for the 10-year Treasury note with a 44 basis point decline. The rest of the yield curve declined between 34 and 40 basis points. This seemed to fully build in market expectations of a so-called "soft landing" for the economy where the Federal Reserve would eventually shift policy to cut rates rather than increase them.

Such a benign view of the world kept volatility at very low levels. Volatility in the equity and swap markets fell, which had a positive impact on corporate bonds and mortgage-backed securities. Both equities and swap markets continued to outperform the Lehman Aggregate Bond Index, which is the Fund's benchmark.

Relative returns of the Fund were moderately below our expectations. This was mainly due to our view that the market was over-discounting the probability of a soft landing. It was pushing long-term rates below levels consistent with a policy of modest cuts in the Fed Funds rates in 2007. As a result, we kept our duration moderately short, which hurt our returns relative to the benchmark.

On the other hand, there were a number of positives. First, our exposure to a Euro denominated bond helped our returns as the dollar weakened. Second, the fact that we did not hold any U.S. Treasury securities enhanced our performance. Finally, the extra yield we built into the Fund relative to the benchmark enhanced our returns.

On balance, our positive gains were not sufficient to fully offset this Fund's expenses. As a result, the Fund underperformed the benchmark by 41 basis points in the second half for Class A shares.

Outlook

For 2007, we expect growth to remain below trend and core inflation to subside modestly. However, growth is not likely to be so weak that the Fed will be cutting rates any time soon. We believe rate cuts may happen later in the year, but the market has only belatedly started to recognize the uncertainty of any Fed policy change.

The key for the year will be the degree to which below trend growth impacts the unemployment rate. The Fed tends to be very sensitive to even a modest increase in unemployment and responds fairly quickly with an easier monetary policy. Given the wide divergence of views by economists for 2007 and recent strength in employment data, it will most likely be well into the second quarter before the longer-term direction of the economy emerges. In the mean time, the market will be very data sensitive.

We do believe tight spreads for every market sector will make it very difficult for managers to add value this year. Further, it is not certain the dollar will be much weaker any time soon, limiting opportunities in non-dollar bonds.


Delmar King
MMA Praxis Intermediate Income Fund Co-manager


Benjamin Bailey, CFA(R)
MMA Praxis Intermediate Income Fund Co-manager

                                                              ------------------
                                                              Performance review
                                                              ------------------


MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 12/31/06

  [The following table was represented as a bar chart in the printed material.]

                     Inception
                       Date         1 Year      3 Year       5 Year      10 Year
                       ----         ------      ------       ------      -------
Class A               5/12/99        3.63%       3.07%        4.35%       4.93%
Class A*              5/12/99       -0.27%       1.76%        3.55%       4.54%

Class B                1/4/94        3.10%       2.58%        3.88%       4.66%
Class B**              1/4/94       -0.87%       1.65%        3.70%       4.66%



Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 3.75%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

 Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

 The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Intermediate Income Fund
Performance review (continued)

Growth of $10,000 investment 12/31/96 to 12/31/06

 [The following table was represented as a line chart in the printed material.]

                                                            Lehman Brothers
                  Class A*             Class B             Aggregate Index(1)

12/31/1996         9,625                10,000                  10,000
 3/31/1997         9,539                 9,911                   9,944
 6/30/1997         9,835                10,218                  10,309
 9/30/1997        10,107                10,500                  10,652
12/31/1997        10,358                10,762                  10,965
 3/31/1998        10,506                10,916                  11,136
 6/30/1998        10,721                11,138                  11,396
 9/30/1998        11,158                11,593                  11,878
12/31/1998        11,113                11,546                  11,918
 3/31/1999        11,034                11,464                  11,859
 6/30/1999        10,925                11,342                  11,755
 9/30/1999        10,998                11,407                  11,834
12/31/1999        10,934                11,327                  11,820
 3/31/2000        11,115                11,504                  12,081
 6/30/2000        11,180                11,573                  12,291
 9/30/2000        11,487                11,868                  12,662
12/31/2000        11,813                12,198                  13,194
 3/31/2001        12,159                12,545                  13,594
 6/30/2001        12,220                12,596                  13,671
 9/30/2001        12,722                13,103                  14,302
12/31/2001        12,591                12,956                  14,308
 3/31/2002        12,506                12,857                  14,322
 6/30/2002        12,950                13,301                  14,851
 9/30/2002        13,552                13,908                  15,531
12/31/2002        13,727                14,074                  15,775
 3/31/2003        13,894                14,233                  15,995
 6/30/2003        14,218                14,551                  16,395
 9/30/2003        14,205                14,506                  16,371
12/31/2003        14,231                14,516                  16,423
 3/31/2004        14,566                14,843                  16,860
 6/30/2004        14,233                14,486                  16,448
 9/30/2004        14,633                14,877                  16,973
12/31/2004        14,766                14,995                  17,135
 3/31/2005        14,710                14,922                  17,053
 6/30/2005        15,082                15,283                  17,566
 9/30/2005        14,969                15,145                  17,449
12/31/2005        15,035                15,212                  17,552
 3/31/2006        14,926                15,102                  17,437
 6/30/2006        14,885                15,060                  17,424
 9/30/2006        15,397                15,578                  18,087
12/31/2006        15,583                15,762                  18,312

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/95 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2006

                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 2.7%
     Honda Auto Receivables Owner Trust, 4.15%, 10/15/10 .......................         $  1,000,000         $    985,036
     Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10 ...................              902,701              891,951
     MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10 ........            1,375,000            1,346,106
     MBNA Credit Card Master Note Trust, Series 2005-A1, 4.20%, 9/15/10 ........            1,000,000              987,786
     PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11 ..........................            1,168,044            1,146,452
     Residential Funding Mortgage Securities, 5.53%, 1/25/36 ...................            1,000,000              997,541
     Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (a) ........................            1,000,000              998,644
                                                                                                              ------------
TOTAL ASSET BACKED SECURITIES ..................................................                                 7,353,516
                                                                                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
     JP Morgan Securities, Inc., 4.50%, 9/25/19 ................................              738,931              720,806
                                                                                                              ------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.1%
     Bear Stearns Commercial Mortgage Securities, 5.20%, 12/1/38 ...............            2,000,000            1,975,939
     Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41 ...............            1,000,000              986,670
     Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41 ...............            1,000,000              957,320
     Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41 ...............            2,000,000            2,028,904
     Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42 ...............            1,000,000              981,797
     Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42 ..............            1,125,000            1,120,406
     JP Morgan Chase Commercial Mortgage Securities, 5.40%, 5/15/45 ............            1,000,000            1,002,910
     JP Morgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46 ............            1,000,000              982,622
     JP Morgan Trust, 4.90%, 10/15/42 ..........................................            1,000,000              979,582
     Morgan Stanley Capital, 5.01%, 1/14/42 ....................................            1,000,000              988,739
     Morgan Stanley Capital, 4.83%, 6/12/47 ....................................            1,000,000              981,517
     Morgan Stanley Capital I, 5.98%, 8/12/41 ..................................            1,000,000            1,040,994
                                                                                                              ------------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES ....................................                                14,027,400
                                                                                                              ------------
CORPORATE BONDS -- 24.2%
AGRICULTURAL SERVICES -- 0.5%
     Cargill, Inc., 7.50%, 9/1/26 (a) ..........................................            1,250,000            1,482,384
                                                                                                              ------------
ASSET MANAGEMENT -- 0.5%
     Legg Mason, Inc., 6.75%, 7/2/08 ...........................................            1,300,000            1,325,806
                                                                                                              ------------
BANKING -- 0.4%
     Citigroup, Inc., 5.13%, 5/5/14 (b) ........................................            1,000,000              986,474
                                                                                                              ------------
BROADCASTING/CABLE -- 0.7%
     Comcast Corp., 5.85%, 1/15/10 (b) .........................................            1,000,000            1,013,954
     Cox Communications, Inc., 4.63%, 1/15/10 ..................................            1,000,000              978,828
                                                                                                              ------------
                                                                                                                 1,992,782
                                                                                                              ------------
BROKERAGE SERVICES -- 0.7%
     Goldman Sachs Group, 6.65%, 5/15/09 (b) ...................................            1,000,000            1,032,404
     Lehman Brothers Holdings, 7.00%, 2/1/08 (b) ...............................            1,000,000            1,016,902
                                                                                                              ------------
                                                                                                                 2,049,306
                                                                                                              ------------
COMMERCIAL BANKS -- 1.3%
     Bank of America Corp., 7.75%, 8/15/15 .....................................            1,000,000            1,150,495
     State Street Corp., 7.35%, 6/15/26 ........................................            1,000,000            1,186,451
     Wells Fargo Co., 5.13%, 9/1/12 (b) ........................................            1,250,000            1,246,840
                                                                                                              ------------
                                                                                                                 3,583,786
                                                                                                              ------------
COMMERCIAL BANKS - SOUTHERN U.S. -- 0.7%
     Bank One Texas, 6.25%, 2/15/08 ............................................            1,950,000            1,969,640
                                                                                                              ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 24.2%, continued
CONSTRUCTION -- 0.7%
     D.R. Horton, Inc., 8.50%, 4/15/12 .........................................         $  1,300,000         $  1,360,720
     KB Home, 8.63%, 12/15/08 (b) ..............................................              500,000              519,508
                                                                                                              ------------
                                                                                                                 1,880,228
                                                                                                              ------------
ELECTRIC - INTEGRATED -- 1.4%
     Consolidated Edison, 5.70%, 12/1/36 (b) ...................................            1,000,000              972,679
     Midamerican Energy Co., 6.75%, 12/30/31 ...................................            1,500,000            1,662,381
     Puget Sound Energy, Inc., 6.74%, 6/15/18 ..................................            1,000,000            1,068,286
                                                                                                              ------------
                                                                                                                 3,703,346
                                                                                                              ------------
ELECTRIC SERVICES -- 0.7%
     AEP Texas North Co., Series B, 5.50%, 3/1/13 ..............................            1,000,000              990,268
     FPL Energy Caithness Funding, 7.65%, 12/31/18 (a) .........................              742,893              805,341
                                                                                                              ------------
                                                                                                                 1,795,609
                                                                                                              ------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 0.4%
     Applied Materials, Inc., 7.13%, 10/15/17 (b) ..............................            1,000,000            1,095,753
                                                                                                              ------------
FINANCE - AUTO LOANS -- 0.7%
     Ford Motor Credit Co., 7.25%, 10/25/11 ....................................            1,000,000              979,272
     Ford Motor Credit Co., 8.00%, 12/15/16 (b) ................................              500,000              494,075
     General Motors Acceptance Corp., 6.75%, 12/1/14 (b) .......................              500,000              513,567
                                                                                                              ------------
                                                                                                                 1,986,914
                                                                                                              ------------
FINANCIAL SERVICES -- 1.2%
     General Electric Capital Corp., 6.88%, 11/15/10 (b) .......................            1,000,000            1,057,277
     General Electric Capital Corp., 6.75%, 3/15/32 (b) ........................            1,000,000            1,145,278
     SLM Corp., 4.00%, 1/15/09 .................................................            1,000,000              977,794
                                                                                                              ------------
                                                                                                                 3,180,349
                                                                                                              ------------
FIRE, MARINE & CASUALTY INSURANCE -- 0.4%
     Berkley Corp., 5.13%, 9/30/10 (b) .........................................            1,000,000              986,415
                                                                                                              ------------
FOOD PROCESSING -- 0.7%
     Dean Foods Co., 8.15%, 8/1/07 (b) .........................................              750,000              759,375
     Hormel Foods Corp., 6.63%, 6/1/11 .........................................            1,000,000            1,050,620
                                                                                                              ------------
                                                                                                                 1,809,995
                                                                                                              ------------
GOVERNMENTS (FOREIGN) -- 0.2%
     Province of Ontario, 5.70%, 12/1/08 .......................................              500,000              440,966
                                                                                                              ------------
INSURANCE -- 1.9%
     Allstate Corp., 7.50%, 6/15/13 (b) ........................................            1,100,000            1,221,797
     American International Group, 6.25%, 5/1/36 ...............................            1,000,000            1,062,479
     Fidelity National Title, 7.30%, 8/15/11 ...................................            1,000,000            1,050,031
     Old Republic International Corp., 7.00%, 6/15/07 ..........................            1,000,000            1,003,995
     Principal Life Global, 6.25%, 2/15/12 (a) .................................            1,000,000            1,041,605
                                                                                                              ------------
                                                                                                                 5,379,907
                                                                                                              ------------
INTERNAL COMBUSTION ENGINES, N.E.C. -- 0.4%
     Briggs & Stratton Corp., 8.88%, 3/15/11 ...................................            1,000,000            1,082,500
                                                                                                              ------------
MEDICAL - BIOMEDICAL/GENETIC -- 0.5%
     Amgen, Inc., 4.00%, 11/18/09 (b) ..........................................            1,500,000            1,455,275
                                                                                                              ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 24.2%, continued
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION -- 1.7%
     Indiana Gas Co., 6.55%, 6/30/28 ...........................................         $    250,000         $    262,735
     Keyspan Gas East, 7.88%, 2/1/10 ...........................................            1,250,000            1,334,465
     National Fuel Gas Co., 6.30%, 5/27/08 .....................................            1,000,000            1,011,084
     Northern Natural Gas, 5.38%, 10/31/12 (a) .................................            1,000,000              991,117
     Southern Union Co., 8.25%, 11/15/29 .......................................            1,050,000            1,164,352
                                                                                                              ------------
                                                                                                                 4,763,753
                                                                                                              ------------
NETWORKING -- 0.4%
     Cisco Systems, Inc., 5.25%, 2/22/11 (b) ...................................            1,000,000            1,002,509
                                                                                                              ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 1.9%
     Burlington Resources, Inc., 7.38%, 3/1/29 .................................            1,073,000            1,282,170
     Conoco, Inc., 6.95%, 4/15/29 (b) ..........................................            1,075,000            1,221,067
     Pemex Project, 7.38%, 12/15/14 ............................................              500,000              550,500
     Ras Laffan, 5.83%, 9/30/16 (a) ............................................            1,000,000            1,002,940
     XTO Energy, Inc., 7.50%, 4/15/12 ..........................................            1,000,000            1,086,456
                                                                                                              ------------
                                                                                                                 5,143,133
                                                                                                              ------------
PRINTING -- 0.2%
     Idearc, Inc., 8.00%, 11/15/16 (a) .........................................              500,000              507,500
                                                                                                              ------------
PUBLISHING - JOURNALS -- 0.5%
     Thomson Corp., 6.20%, 1/5/12 ..............................................            1,200,000            1,235,022
                                                                                                              ------------
REAL ESTATE -- 0.4%
     EOP Operating LP, 7.00%, 7/15/11 ..........................................            1,000,000            1,082,179
                                                                                                              ------------
RESTAURANTS -- 0.4%
     YUM! Brands, Inc., 8.88%, 4/15/11 (b) .....................................            1,000,000            1,121,771
                                                                                                              ------------
RETAIL - BUILDING PRODUCTS -- 0.5%
     Home Depot, Inc., 5.25%, 12/16/13 (b) .....................................              500,000              496,282
     Home Depot, Inc., 5.40%, 3/1/16 (b) .......................................            1,000,000              978,046
                                                                                                              ------------
                                                                                                                 1,474,328
                                                                                                              ------------
RETAIL - DISCOUNT -- 0.8%
     Dollar General Corp., 8.63%, 6/15/10 ......................................            1,000,000            1,062,500
     Wal-Mart Stores, 7.55%, 2/15/30 (b) .......................................            1,000,000            1,212,898
                                                                                                              ------------
                                                                                                                 2,275,398
                                                                                                              ------------
RETAIL - FOOD -- 0.4%
     Delhaize America, Inc., 8.13%, 4/15/11 (b) ................................            1,000,000            1,078,756
                                                                                                              ------------
SUPRANATIONAL BANK -- 0.7%
     Corporation Andina de Fomento, 5.20%, 5/21/13 .............................            1,000,000              982,505
     IFFIM, 5.00%, 11/14/11 (a) ................................................            1,000,000              991,083
                                                                                                              ------------
                                                                                                                 1,973,588
                                                                                                              ------------
TELECOMMUNICATIONS -- 0.4%
     Embarq Corp., 6.74%, 6/1/13 (b) ...........................................            1,000,000            1,023,508
                                                                                                              ------------
TELEPHONE - INTEGRATED -- 0.8%
     Sprint Capital Corp., 7.63%, 1/30/11 (b) ..................................            1,000,000            1,070,701
     Verizon Communications, 5.55%, 2/15/16 (b) ................................            1,000,000              996,544
                                                                                                              ------------
                                                                                                                 2,067,245
                                                                                                              ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                           SHARES OR
                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 24.2%, continued
TRANSPORTATION SERVICES -- 0.7%
     Canadian National Railways, 4.40%, 3/15/13 ................................         $  1,000,000         $    951,005
     Golden State Petroleum Transportation, 8.04%, 2/1/19 ......................            1,000,000            1,045,700
                                                                                                              ------------
                                                                                                                 1,996,705
                                                                                                              ------------
UTILITIES - NATURAL GAS -- 0.4%
     Michigan Consolidated Gas Co., 8.25%, 5/1/14 ..............................            1,000,000            1,153,510
                                                                                                              ------------
TOTAL CORPORATE BONDS ..........................................................                                66,086,340
                                                                                                              ------------
CORPORATE NOTES -- 1.2%
COMMUNITY DEVELOPMENT -- 1.2%
     MMA Community Development Investment, Inc., 2.98%, 1/1/07, (c)+ ...........            1,350,000            1,350,000
     MMA Community Development Investment, Inc., 4.47%, 1/1/07, (c)+ ...........            2,025,000            2,025,000
                                                                                                              ------------
TOTAL CORPORATE NOTES ..........................................................                                 3,375,000
                                                                                                              ------------
INTEREST ONLY BONDS -- 0.3%
FREDDIE MAC -- 0.2%
     5.00%, 5/15/23 ............................................................            1,566,411               50,583
     5.00%, 4/15/29 ............................................................            2,000,000              403,530
                                                                                                              ------------
         .......................................................................                                   454,113
                                                                                                              ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 0.1%
     1.03%, 4/16/07 ............................................................           10,738,912              372,504
                                                                                                              ------------
TOTAL INTEREST ONLY BONDS ......................................................           14,305,323              826,617
                                                                                                              ------------
MUTUAL FUNDS -- 0.6%
MUTUAL FUNDS -- 0.6%
     Pax World High Yield Fund .................................................              187,869            1,604,401
                                                                                                              ------------

U.S. GOVERNMENT AGENCIES -- 63.5%
     FANNIE MAE -- 31.8%
     5.25%, 1/15/09 ............................................................            4,400,000            4,418,822
     7.25%, 1/15/10 ............................................................            2,950,000            3,138,487
     7.45%, 10/1/11 ............................................................            2,996,911            2,991,179
     6.13%, 3/15/12 ............................................................            3,700,000            3,895,852
     4.38%, 7/17/13 ............................................................            5,250,000            5,057,377
     4.13%, 4/15/14 ............................................................            5,500,000            5,214,285
     7.35%, 1/1/15 .............................................................              338,204              365,144
     5.00%, 4/15/15 ............................................................            3,250,000            3,256,312
     7.00%, 7/1/15 .............................................................               18,732               19,419
     5.00%, 7/1/18 .............................................................              938,804              924,990
     5.00%, 9/1/18 .............................................................            1,194,217            1,176,644
     7.00%, 11/1/19 ............................................................              142,314              147,320
     7.00%, 11/1/19 ............................................................               78,196               80,947
     5.00%, 7/1/23 .............................................................            1,705,037            1,661,138
     5.00%, 4/1/24 .............................................................            1,696,446            1,651,759
     5.00%, 4/1/25 .............................................................            2,110,719            2,053,956
     5.00%, 7/1/25 .............................................................            1,901,011            1,849,887
     5.00%, 10/1/25 ............................................................            2,261,247            2,200,435

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 63.5%, continued
     5.50%, 11/1/25 ............................................................         $  1,779,831         $  1,768,968
     8.50%, 9/1/26 .............................................................              337,073              361,495
     6.63%, 11/15/30 ...........................................................            3,500,000            4,176,542
     6.50%, 5/1/31 .............................................................              146,855              149,627
     6.50%, 6/1/32 .............................................................              344,219              352,109
     6.00%, 10/1/32 ............................................................              301,395              304,146
     5.00%, 2/1/33 .............................................................            1,570,022            1,518,728
     5.50%, 3/1/33 .............................................................              817,270              809,107
     5.50%, 4/1/33 .............................................................              623,681              617,323
     5.55%, 6/1/33 .............................................................              480,939              484,941
     6.00%, 8/1/33 .............................................................              538,270              541,924
     4.29%, 10/1/33 ............................................................            1,319,935            1,298,548
     6.00%, 10/1/33 ............................................................              650,635              655,053
     4.10%, 2/1/34 .............................................................            1,815,063            1,827,678
     5.50%, 2/1/34 .............................................................            1,247,081            1,232,376
     5.50%, 2/1/34 .............................................................            1,139,660            1,126,221
     3.91%, 4/1/34 .............................................................              444,127              454,107
     4.19%, 5/1/34 .............................................................              932,305              920,649
     5.50%, 5/1/34 .............................................................            1,271,331            1,258,372
     6.00%, 8/1/34 .............................................................            2,217,503            2,232,559
     5.50%, 10/1/34 ............................................................            1,418,425            1,403,219
     5.50%, 11/1/34 ............................................................            1,489,531            1,471,967
     6.00%, 11/1/34 ............................................................            2,646,405            2,664,374
     5.50%, 1/1/35 .............................................................            1,489,492            1,471,928
     5.50%, 1/1/35 .............................................................            2,198,125            2,174,560
     5.00%, 10/1/35 ............................................................            2,759,015            2,663,313
     5.50%, 10/1/35 ............................................................            3,382,184            3,343,554
     6.00%, 10/1/35 ............................................................            1,685,629            1,697,075
     5.50%, 4/1/36 .............................................................            2,817,117            2,784,942
     6.00%, 6/1/36 .............................................................            1,909,236            1,922,199
     5.50%, 11/1/36 ............................................................            2,980,684            2,945,535
                                                                                                              ------------
                                                                                                                86,737,092
                                                                                                              ------------
FEDERAL FARM CREDIT BANK -- 0.7%
     4.88%, 12/16/15 ...........................................................            2,000,000            1,983,502
FEDERAL HOME LOAN BANK -- 2.5%
     4.13%, 8/13/10 ............................................................            1,000,000              973,605
     6.63%, 11/15/10 ...........................................................              900,000              951,780
     3.88%, 6/14/13 ............................................................              300,000              281,982
     4.50%, 9/16/13 ............................................................            1,250,000            1,216,262
     4.75%, 12/16/16 ...........................................................            2,500,000            2,447,687
     5.50%, 7/15/36 ............................................................            1,000,000            1,043,454
                                                                                                              ------------
                                                                                                                 6,914,770
                                                                                                              ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 63.5%, continued
FREDDIE MAC -- 25.2%
     9.00%, 6/1/08 .............................................................         $        563         $        606
     3.88%, 6/15/08 ............................................................            2,500,000            2,457,878
     6.75%, 1/15/09 ............................................................              153,432              154,244
     5.75%, 3/15/09 ............................................................            5,450,000            5,533,909
     3.75%, 7/15/09 ............................................................            2,000,000            2,620,920
     4.13%, 7/12/10 ............................................................            1,987,000            1,936,339
     4.00%, 9/1/10 .............................................................            1,190,663            1,152,360
     6.88%, 9/15/10 ............................................................            2,081,000            2,216,679
     5.00%, 7/15/14 ............................................................            2,700,000            2,703,302
     4.75%, 1/19/16 ............................................................            1,400,000            1,376,512
     5.25%, 4/18/16 ............................................................            3,500,000            3,571,414
     5.50%, 9/1/17 .............................................................            1,026,278            1,028,022
     6.00%, 9/1/17 .............................................................            1,440,466            1,459,852
     5.00%, 10/1/17 ............................................................              772,560              761,335
     5.50%, 11/1/17 ............................................................            1,214,115            1,216,367
     6.00%, 2/1/18 .............................................................              736,385              746,902
     5.00%, 5/1/18 .............................................................              671,737              661,440
     4.50%, 6/1/18 .............................................................            1,978,597            1,911,547
     5.00%, 9/1/18 .............................................................            1,073,328            1,056,874
     5.00%, 9/1/18 .............................................................            1,095,616            1,079,128
     5.00%, 10/1/18 ............................................................            1,157,711            1,140,209
     5.00%, 11/1/18 ............................................................            1,116,511            1,099,395
     5.00%, 4/1/19 .............................................................            1,944,775            1,912,833
     7.00%, 2/1/30 .............................................................              899,668              922,909
     7.50%, 7/1/30 .............................................................              759,644              787,024
     5.00%, 12/15/30 ...........................................................            2,000,000            1,952,392
     6.50%, 2/1/31 .............................................................               46,964               47,834
     7.00%, 3/1/31 .............................................................              451,091              462,744
     6.75%, 3/15/31 ............................................................            2,050,000            2,481,896
     5.00%, 4/15/31 ............................................................            2,000,000            1,958,089
     6.50%, 8/1/31 .............................................................               38,297               39,195
     6.50%, 2/1/32 .............................................................              351,838              360,091
     6.00%, 10/1/32 ............................................................            1,104,806            1,115,596
     5.50%, 8/1/33 .............................................................            1,662,409            1,646,507
     5.50%, 11/1/33 ............................................................            1,259,202            1,247,157
     5.50%, 12/1/33 ............................................................            1,039,242            1,029,301
     2.93%, 5/1/34 .............................................................              731,236              721,812
     3.03%, 5/1/34 .............................................................            1,156,884            1,148,054
     6.00%, 11/1/34 ............................................................            1,050,537            1,060,068
     5.00%, 7/1/35 .............................................................            1,815,816            1,752,657
     5.00%, 7/1/35 .............................................................            2,751,288            2,655,590
     5.50%, 3/1/36 .............................................................            1,934,386            1,913,410
     5.50%, 6/1/36 .............................................................            2,910,479            2,876,220
     5.50%, 6/1/36 .............................................................            2,904,432            2,872,060
     6.00%, 6/1/36 .............................................................            1,975,968            1,990,582
                                                                                                              ------------
                                                                                                                68,839,255
                                                                                                              ------------


MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                           SHARES OR
                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 63.5%, continued
GOVERNMENT NATIONAL MORTGAGE ASSOC.-- 1.9%
     7.50%, 9/15/07 ............................................................         $     15,065         $     15,773
     6.75%, 4/15/16 ............................................................               98,378              101,208
     7.00%, 12/20/30 ...........................................................              158,227              162,819
     6.50%, 4/20/31 ............................................................              180,990              185,323
     6.50%, 7/20/31 ............................................................              157,440              160,945
     6.50%, 10/20/31 ...........................................................              338,894              347,007
     7.00%, 10/20/31 ...........................................................               98,933              101,804
     7.00%, 3/20/32 ............................................................              384,912              396,081
     6.50%, 5/20/32 ............................................................              202,735              207,528
     5.50%, 1/20/34 ............................................................              702,248              703,028
     6.93%, 9/15/39 ............................................................            2,028,686            2,093,030
     6.85%, 10/15/39 ...........................................................              720,046              742,633
                                                                                                              ------------
                                                                                                                 5,217,179
                                                                                                              ------------
SMALL BUSINESS ADMINISTRATION -- 0.0%
     6.00%, 9/25/18 ............................................................               94,801               95,515
                                                                                                              ------------
TENNESSEE VALLEY AUTHORITY -- 1.4%
     6.25%, 12/15/17 ...........................................................            2,000,000            2,201,954
     4.65%, 6/15/35 ............................................................            1,750,000            1,606,616
                                                                                                                 3,808,570
                                                                                                              ------------
TOTAL U.S. GOVERNMENT AGENCIES .................................................                               173,595,883
                                                                                                              ------------

SHORT TERM INVESTMENTS -- 0.7%
     Northern Institutional Government Select Portfolio ........................            1,931,839            1,931,839
                                                                                                              ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 4.0%
     Northern Institutional Liquid Asset Portfolio .............................           10,896,934           10,896,934
                                                                                                              ------------
TOTAL INVESTMENTS (Cost $282,853,590) -- 102.6% ................................                              $280,418,736
     Liabilities in excess of other assets -- (2.6%) ...........................                                (7,021,313)
                                                                                                              ------------
NET ASSETS -- 100.0% ...........................................................                              $273,397,423
                                                                                                              ============

-----------------

(a) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At December 31, 2006, these securities were valued at $7,820,614 or 2.86% of net assets.

(b)   All or part of this security was on loan, as of December 31, 2006.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 12/01, $1,350,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $2,025,000. At December 31, 2006 these securities had an aggregate market value of $3,375,000, representing 1.2% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2006. Date presented reflects next rate change date.

See notes to financial statements.

-----------------------------------
Statement of assets and liabilities
-----------------------------------

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
December 31, 2006


ASSETS:
Investments, at value (cost $268,581,656)* .............................................         $  266,146,802
Investments in affiliates, at value (cost $3,375,000) ..................................              3,375,000
Investments held as collateral for securities loaned, at value .........................             10,896,934
                                                                                                 --------------
    Total Investments ..................................................................            280,418,736
                                                                                                 --------------
Interest and dividends receivable ......................................................              2,715,406
Receivable for capital shares sold .....................................................              1,556,696
Receivable for investments sold ........................................................                 37,920
Prepaid expenses .......................................................................                 31,797
                                                                                                 --------------
    Total Assets .......................................................................            284,760,555
                                                                                                 --------------
LIABILITIES:
Distributions payable to shareholders ..................................................                195,136
Payable for capital shares redeemed ....................................................                 90,823
Payable for securities loaned ..........................................................             10,896,934
Accrued expenses and other payables:
  Investment advisory fees .............................................................                 88,626
  Affiliates ...........................................................................                 20,223
  Distribution fees ....................................................................                 24,289
  Trustees fees ........................................................................                    345
  Other ................................................................................                 46,756
                                                                                                 --------------
    Total Liabilities ..................................................................             11,363,132
                                                                                                 --------------
NET ASSETS:
Capital ................................................................................            278,856,840
Accumulated net investment income ......................................................                 34,957
Accumulated net realized loss on investments, foreign currency transactions ............             (3,059,520)
Net unrealized depreciation on investments .............................................             (2,434,854)
                                                                                                 --------------
  Net Assets ...........................................................................         $  273,397,423
                                                                                                 ==============
Net Assets
  Class A ..............................................................................         $   41,349,766
  Class B ..............................................................................             25,826,537
  Class I ..............................................................................            206,221,120
                                                                                                 --------------
    Total ..............................................................................         $  273,397,423
                                                                                                 ==============
Shares Outstanding
  (unlimited number of shares authorized with $.01 par value)
  Class A ..............................................................................              4,281,969
  Class B ..............................................................................              2,672,554
  Class I ..............................................................................             21,375,339
                                                                                                 --------------
    Total ..............................................................................             28,329,862
                                                                                                 ==============
Net asset value
  Class A - Redemption Price Per Share (A) .............................................         $         9.66
                                                                                                 ==============
  Class A - Maximum Sales Charge .......................................................                   3.75%
                                                                                                 ==============
  Class A - Maximum Offering Price Per Share
   [100%/(100%-Maximum Sales Charge) of
   net asset value adjusted to the nearest cent] .......................................         $        10.04
                                                                                                 ==============
  Class B - offering price per share**(A) ..............................................         $         9.66
                                                                                                 ==============
  Class I - offering price per share**(A) ..............................................         $         9.65
                                                                                                 ==============

*     Includes securities on loan of $10,508,887.

**    Redemption price per share varies by length of time shares are held.

(A)   Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

                                                         -----------------------
                                                         Statement of operations
                                                         -----------------------


MMA Praxis Intermediate Income Fund
Statement of operations
For the year ended December 31, 2006


INVESTMENT INCOME:
Interest ...............................................................................         $   13,574,176
Dividends ..............................................................................                 23,562
Income from securities lending .........................................................                 19,912
Interest from affiliates ...............................................................                123,131
                                                                                                 --------------
    Total Investment Income ............................................................             13,740,781
                                                                                                 --------------

EXPENSES:
Investment advisory fees ...............................................................              1,344,398
Distribution fees-Class A ..............................................................                268,779
Distribution fees-Class B ..............................................................                211,570
Shareholder servicing fees-Class A .....................................................                268,512
Shareholder servicing fees-Class B .....................................................                 70,527
Administration fees ....................................................................                376,435
Legal fees and expenses ................................................................                 75,744
Custodian fees .........................................................................                 33,965
Trustees' fee and expenses .............................................................                 30,250
Other expenses .........................................................................                210,348
                                                                                                 --------------
    Total expenses before reductions/reimbursements ....................................              2,890,528
  Expenses waived by Investment Adviser ................................................               (299,777)
  Expenses reduced by Distributor ......................................................               (339,040)
  Expenses reduced by Custodian ........................................................                (26,465)
                                                                                                 --------------
    Net Expenses .......................................................................              2,225,246
                                                                                                 --------------

Net Investment Income ..................................................................             11,515,535
                                                                                                 --------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments, foreign currency transactions and swap contracts .....               (789,940)
Change in unrealized appreciation/depreciation of investments
  and foreign currency translations during the year ....................................             (1,152,028)
Change in unrealized appreciation/depreciation of swap contracts during the year .......                  6,516
                                                                                                 --------------
Net realized and unrealized loss on investments and foreign currency transactions ......             (1,935,452)
                                                                                                 --------------
Net increase in net assets resulting from operations ...................................         $    9,580,083
                                                                                                 ==============

See notes to financial statements.

-----------------------------------
Statements of changes in net assets
-----------------------------------

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                                          Year Ended           Year Ended
                                                                                         December 31,         December 31,
                                                                                             2006                 2005
---------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Net investment income ..........................................................         $ 11,515,535         $ 10,101,878
Net realized gain (loss) on investments and foreign currency transactions ......             (789,940)             511,246
Change in unrealized appreciation/depreciation of investments
     and foreign currency translations during the year .........................           (1,145,512)          (6,041,791)
                                                                                         ------------         ------------
Net increase in net assets resulting from operations ...........................            9,580,083            4,571,333
                                                                                         ------------         ------------
Distributions to Class A Shareholders:
     From net investment income ................................................           (4,529,498)          (9,492,380)

Distributions to Class B Shareholders:
     From net investment income ................................................           (1,056,652)          (1,306,408)

Distributions to Class I Shareholders:
     From net investment income ................................................           (6,127,725)                  --
                                                                                         ------------         ------------
Change in net assets from distributions to shareholders ........................          (11,713,875)         (10,798,788)
                                                                                         ------------         ------------
Change in net assets from capital transactions .................................            1,020,852           10,631,576
                                                                                         ------------         ------------
Change in net assets ...........................................................           (1,112,940)           4,404,121

Net Assets:
     Beginning of year .........................................................          274,510,363          270,106,242
                                                                                         ------------         ------------
     End of year ...............................................................         $273,397,423         $274,510,363
                                                                                         ============         ============
Accumulated (distributions in excess of) net investment income .................         $     34,957         $    (64,079)
                                                                                         ============         ============

See notes to financial statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the year indicated.

                                                                                Class A Shares
                                                 ------------------------------------------------------------------------------
                                                 Year Ended      Year Ended       Year Ended       Year Ended      Year Ended
                                                 December 31,    December 31,     December 31,     December 31,    December 31,
                                                    2006            2005             2004             2003            2002
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $      9.73     $      9.95      $      9.99      $     10.05     $      9.69
                                                 -----------     -----------      -----------      -----------     -----------

Investment Activities:
   Net investment income ......................         0.38            0.37             0.39             0.39            0.48
   Net realized and unrealized gains (losses)
     from investments, foreign currency
     transactions and swap contracts ..........        (0.04)          (0.19)           (0.02)           (0.03)           0.37
                                                 -----------     -----------      -----------      -----------     -----------
   Total from Investment Activities ...........         0.34            0.18             0.37             0.36            0.85
                                                 -----------     -----------      -----------      -----------     -----------

Distributions:
   Net investment income ......................        (0.41)          (0.40)           (0.41)           (0.42)          (0.49)
                                                 -----------     -----------      -----------      -----------     -----------
Paid-in capital from redemption fees (a) ......           --              --               --               --              --
                                                 -----------     -----------      -----------      -----------     -----------
Net Asset Value, End of Year ..................  $      9.66     $      9.73      $      9.95      $      9.99     $     10.05
                                                 ===========     ===========      ===========      ===========     ===========
Total Return (excludes sales charge) ..........         3.63%           1.82%            3.77%            3.67%           9.02%

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    41,350     $   239,583      $   231,369      $    39,270     $    32,931
   Ratio of expenses to
     average net assets .......................         0.93%           0.94%            0.91%            0.85%           0.85%
   Ratio of net investment income
     to average net assets ....................         4.19%           3.77%            3.69%            3.85%           4.94%
   Ratio of expenses to average
     net assets* ..............................         1.28%           1.23%            1.33%            1.58%           1.69%
Portfolio Turnover (b) ........................        34.19%          37.79%           30.29%           47.58%          58.16%
-------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                                Class B Shares
                                                  -----------------------------------------------------------------------------
                                                  Year Ended     Year Ended       Year Ended       Year Ended      Year Ended
                                                  December 31,   December 31,     December 31,     December 31,    December 31,
                                                      2006           2005             2004             2003            2002
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $      9.73     $      9.94      $      9.98      $     10.05     $      9.69
                                                 -----------     -----------      -----------      -----------     -----------

Investment Activities:
   Net investment income ......................         0.37            0.33             0.33             0.34            0.45
   Net realized and unrealized gains
        (losses) from investments .............        (0.08)          (0.20)           (0.01)           (0.03)           0.36
                                                 -----------     -----------      -----------      -----------     -----------
   Total from Investment Activities ...........         0.29            0.13             0.32             0.31            0.81
                                                 -----------     -----------      -----------      -----------     -----------

Distributions:
   Net investment income ......................        (0.36)          (0.34)           (0.36)           (0.38)          (0.45)
                                                 -----------     -----------      -----------      -----------     -----------
Paid-in capital from redemption fees (a) ......           --              --               --               --              --
                                                 -----------     -----------      -----------      -----------     -----------
Net Asset Value, End of Year ..................  $      9.66     $      9.73      $      9.94      $      9.98     $     10.05
                                                 ===========     ===========      ===========      ===========     ===========
Total Return (excludes redemption charge) .....         3.10%           1.34%            3.30%            3.14%           8.64%

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    25,827     $    34,927      $    39,506      $    44,238     $    41,544
   Ratio of expenses to
     average net assets .......................         1.36%           1.39%            1.38%            1.30%           1.20%
   Ratio of net investment income
     to average net assets ....................         3.77%           3.31%            3.31%            3.41%           4.59%
   Ratio of expenses to average net assets* ...         1.77%           1.79%            1.91%            2.07%           2.19%
Portfolio Turnover (b) ........................        34.19%          37.79%           30.29%           47.58%          58.16%
-------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. See notes to financial statements. MMA Praxis Intermediate Income Fund Financial highlights, continued For a share outstanding throughout the period indicated.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                Class I Shares
                                                                ----------------
                                                                Period Ended
                                                                December 31,
                                                                2006 (a)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .......................    $       9.47
                                                                ------------

Investment Activities:
   Net investment income ...................................            0.29
   Net realized and unrealized gains from investments ......            0.18
                                                                ------------
   Total from Investment Activities ........................            0.47
                                                                ------------
Distributions:
   Net investment income ...................................           (0.29)
Paid-in capital from redemption fees .......................          -- (b)
                                                                ------------
Net Asset Value, End of Period .............................    $       9.65
                                                                ============
Total Return (excludes redemption charge) ..................            5.07%(c)

Ratios/Supplemental Data:
   Net assets at end of period (000) .......................    $    206,221
   Ratio of expenses to average net assets .................            0.63%(d)
   Ratio of net investment income to average net assets ....            4.47%(d)
   Ratio of expenses to average net assets* ................            0.76%(d)
Portfolio Turnover (e) .....................................           34.19%
--------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Amount rounds to less than $0.005 per share. (c) Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

                                                      --------------------------
                                                      MMA Praxis Core Stock Fund
                                                      --------------------------


MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers' letter

Market environment

During the 12-months ended December 31, 2006, the stock market, as measured by the Standard & Poor's 500 Index, increased by 15.79 percent. United States economic activity, as measured by the Gross Domestic Product, increased by 1.8 percent in the last calendar quarter of 2005 and between 2.2 percent and 5.6 percent over each of the first three calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4 percent, peaked in June at about 5.1 percent, and ended the year just below 4.6 percent.

MMA Praxis Core Stock Fund performance overview

Davis Selected Advisers, L.P. began managing the MMA Praxis Core Stock Fund on January 3, 2006. Over the 12-months ended December 31, 2006, the Class A shares of the Fund increased by 12.10 percent, compared to its benchmark, the S&P's 500 Index, which increased by 15.79 percent.

o Consumer discretionary companies were the most important contributors to the Fund's performance. The Fund benefited from careful stock selection in this sector as the Fund's consumer discretionary companies out-performed the Index. Comcast and Harley-Davidson were among the top contributors to performance. Apollo Group (purchased in March 2006) and Expedia were among the top detractors from performance.

o Diversified financial and banking companies also made important contributions to performance. Three diversified financial companies, JPMorgan Chase, Citigroup, and American Express, and two banking companies, Golden West Financial (acquired by Wachovia in October 2006) and Wells Fargo, were among the top contributors to performance.

o The Fund has significant investments in insurance companies. While insurance companies made a positive contribution to performance, they under-performed the Index. Berkshire Hathaway was among the top contributors to performance. Progressive, Transatlantic Holdings, and Marsh McLennan (sold in June 2006) were among the top detractors from performance.

o The Fund's investments in telecommunication service and energy companies also contributed to the Fund underperforming the Index. Telecommunication service companies were the strongest performing sector of the Index, but the telecommunication service companies owned by the Fund did not perform as well. While energy companies made positive contributions to the Fund's performance, they also underperformed the Index. One energy company, ConocoPhillips, was among the top contributors to performance. One telecommunication services company, Sprint Nextel (purchased in March
      2006), and one energy company, EOG Resources, were among the top detractors from performance.

o The Fund had approximately 6 percent of its assets invested in foreign companies as of December 31, 2006. As a group, the foreign companies owned by the Fund underperformed the S&P 500 Index.

Market thoughts

In our work on individual companies, we noted that the shares of large, high-quality, global growth companies seemed unusually cheap compared with the rest of the market, particularly smaller, more cyclical, slower growth companies, often described as "value stocks". Throughout the first half of 2006, instead of closing, this gap just seemed to widen further. This out-performance of the so-called value-sector has had the usual effect of attracting more and more interest. Whereas in the late 1990s we only read about growth, we now only read about value. The spread between the performance of value versus growth indices over the last five to seven years is almost as wide as it was during the bubble, only in the opposite direction.

Then, as now, investors are mistaken to think of growth and value as two different approaches to investing. Growth is simply a component of value. Companies that grow profitably are more valuable than companies that don't. As a result, to the extent that investors are overweighting one component of the equation, there are often opportunities. In the late 1990s, the market overweighted the growth side and underweighted the value side. In recent years, the market seems to be doing the opposite. As a result, we purchased positions in growth companies such as Proctor and Gamble, Dell, Microsoft, Carmax, Walmart, and Newscorp among others during the past several years.

Stocks in these companies and a number of other high-quality growth companies still look attractive to us. We would note that beginning just about the time energy began to come down, the growth indices began to stir. While too early to say for certain, it seems this last six months may mark the beginning of a return to more normal quality spreads.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 12/31/06

 [The following table was represented as a bar chart in the printed material.]

                     Inception
                       Date         1 Year      3 Year       5 Year      10 Year
                       ----         ------      ------       ------      -------

Class A               5/12/99       12.10%       7.70%       3.96%        5.56%
Class A*              5/12/99        6.21%       5.79%       2.85%        4.99%

Class B               1/4/94        11.38%       7.02%       3.32%        5.11%
Class B**             1/4/94         7.38%       6.14%       3.14%        5.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 12/31/96 to 12/31/06

 [The following table was represented as a line chart in the printed material.]

                                                                    Standard &
                                                                      Poor's
                                                                   500 Composite
                                                                      Stock
                          Class A*              Class B               Index (1)

     12/31/1996             9,475                10,000               10,000
      3/31/1997             9,669                10,205               10,268
      6/30/1997            11,006                11,616               12,061
      9/30/1997            11,668                12,314               12,964
     12/31/1997            12,235                12,913               13,336
      3/31/1998            13,574                14,326               15,197
      6/30/1998            12,913                13,628               15,698
      9/30/1998            11,056                11,668               14,137
     12/31/1998            12,964                13,682               17,148
      3/31/1999            13,489                14,236               18,002
      6/30/1999            15,066                15,884               19,271
      9/30/1999            13,998                14,748               18,068
     12/31/1999            14,608                15,347               20,756
      3/31/2000            15,299                16,045               21,232
      6/30/2000            14,968                15,676               20,668
      9/30/2000            14,825                15,494               20,468
     12/31/2000            14,546                15,189               18,866
      3/31/2001            13,480                14,062               16,629
      6/30/2001            13,868                14,430               17,602
      9/30/2001            12,273                12,755               15,018
     12/31/2001            13,400                13,893               16,623
      3/31/2002            13,629                14,113               16,668
      6/30/2002            12,194                12,617               14,435
      9/30/2002            10,339                10,669               11,940
     12/31/2002            10,968                11,312               12,948
      3/31/2003            10,519                10,827               12,540
      6/30/2003            11,640                11,965               14,471
      9/30/2003            11,849                12,154               14,854
     12/31/2003            13,026                13,344               16,662
      3/31/2004            13,325                13,629               16,944
      6/30/2004            13,514                13,807               17,236
      9/30/2004            13,075                13,334               16,913
     12/31/2004            14,022                14,274               18,474
      3/31/2005            13,662                13,884               18,077
      6/30/2005            13,798                14,001               18,325
      9/30/2005            14,030                14,212               18,985
     12/31/2005            14,518                14,687               19,381
      3/31/2006            14,769                14,941               20,197
      6/30/2006            14,679                14,850               19,906
      9/30/2006            15,183                15,359               21,034
     12/31/2006            16,276                16,459               22,443

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/95 to 6/30/96, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500R Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
ADVERTISING SERVICES -- 0.3%
WPP Group plc ADR (b) ..........................................................               15,700         $  1,063,518
                                                                                                              ------------
AUTOMOTIVE -- 0.3%
CarMax, Inc. (a) ...............................................................               22,200            1,190,586
                                                                                                              ------------
BANKS -- 10.4%
Commerce Bancorp, Inc. (b) .....................................................               65,700            2,317,239
HSBC Holdings plc ..............................................................              616,851           11,246,221
Mellon Financial Corp. .........................................................               42,800            1,804,020
State Street Corp. .............................................................               11,200              755,328
Wachovia Corp. .................................................................              164,474            9,366,794
Wells Fargo & Co. ..............................................................              292,000           10,383,520
                                                                                                              ------------
                                                                                                                35,873,122
                                                                                                              ------------
BROADCASTING/CABLE -- 4.8%
Comcast Corp., Class A (a) .....................................................              317,500           13,296,900
Liberty Media Holding Corp - Capital, Series A (a) .............................               11,735            1,149,795
NTL, Inc. (b) ..................................................................               72,658            1,833,888
                                                                                                              ------------
                                                                                                                16,280,583
                                                                                                              ------------
BROKERAGE SERVICES -- 4.7%
JPMorgan Chase & Co. ...........................................................              337,000           16,277,100
                                                                                                              ------------
BUILDING MATERIALS & CONSTRUCTION -- 0.8%
Vulcan Materials Co. (b) .......................................................               31,400            2,821,918
                                                                                                              ------------
BUSINESS SERVICES -- 1.5%
Iron Mountain, Inc. (a)(b) .....................................................              121,200            5,010,408
                                                                                                              ------------
COMPUTER EQUIPMENT & SERVICES -- 0.3%
Nokia Oyj  ADR (b) .............................................................               45,000              914,400
                                                                                                              ------------
COMPUTERS & PERIPHERALS -- 1.5%
Dell, Inc. (a) .................................................................               98,800            2,478,892
Hewlett-Packard Co. ............................................................               62,200            2,562,018
                                                                                                              ------------
                                                                                                                 5,040,910
                                                                                                              ------------
CONSTRUCTION -- 1.0%
Martin Marietta Materials, Inc. (b) ............................................               31,600            3,283,556
                                                                                                              ------------
CONSUMER FINANCIAL SERVICES -- 6.5%
American Express Co. ...........................................................              297,800           18,067,526
H&R Block, Inc. ................................................................              176,800            4,073,472
                                                                                                              ------------
                                                                                                                22,140,998
                                                                                                              ------------
CONSUMER GOODS & SERVICES -- 1.3%
Procter & Gamble Co. ...........................................................               67,400            4,331,798
                                                                                                              ------------
CONTAINERS - PAPER & PLASTIC -- 2.5%
Sealed Air Corp. (b) ...........................................................              133,900            8,692,788
                                                                                                              ------------
COSMETICS & TOILETRIES -- 0.5%
Avon Products, Inc. ............................................................               49,100            1,622,264
                                                                                                              ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%, continued
E-COMMERCE -- 1.5%
Amazon.com, Inc. (a)(b) ........................................................               66,700         $  2,631,982
Expedia, Inc. (a)(b) ...........................................................               25,300              530,794
IAC/InterActiveCorp. (a)(b) ....................................................               22,200              824,952
Liberty Media Holding Corp - Interactive, Class A (a) ..........................               58,575            1,263,463
                                                                                                              ------------
                                                                                                                 5,251,191
                                                                                                              ------------
FINANCIAL SERVICES -- 6.3%
Ameriprise Financial, Inc. .....................................................               84,500            4,605,250
Citigroup, Inc. ................................................................              158,500            8,828,450
Moody's Corp. ..................................................................               76,300            5,269,278
Morgan Stanley .................................................................               36,500            2,972,195
                                                                                                              ------------
                                                                                                                21,675,173
                                                                                                              ------------
FOOD PRODUCTS -- 0.7%
The Hershey Co. (b) ............................................................               46,500            2,315,700
                                                                                                              ------------
INSURANCE -- 14.4%
Ambac Financial Group, Inc. ....................................................                2,700              240,489
American International Group, Inc. .............................................              243,400           17,442,044
Aon Corp. ......................................................................               71,100            2,512,674
Berkshire Hathaway, Inc., Class A (a)(b) .......................................                  126           13,858,740
Chubb Corp. ....................................................................               20,300            1,074,073
Markel Corp. (a)(b) ............................................................                  700              336,070
Principal Financial Group, Inc. ................................................               23,400            1,373,580
Sun Life Financial, Inc. (b) ...................................................               14,000              592,900
The Progressive Corp. ..........................................................              348,000            8,428,560
Transatlantic Holdings, Inc. (b) ...............................................               60,200            3,738,420
                                                                                                              ------------
                                                                                                                49,597,550
                                                                                                              ------------
MANUFACTURING -- 4.9%
Tyco International Ltd. ........................................................              550,600           16,738,240
                                                                                                              ------------
METAL MINING -- 0.3%
Rio Tinto plc ..................................................................               16,900              899,524
                                                                                                              ------------
MINERALS -- 0.3%
BHP Billiton plc ...............................................................               47,600              871,090
                                                                                                              ------------
MULTIMEDIA -- 2.0%
News Corp., Class A ............................................................              316,300            6,794,124
                                                                                                              ------------
NEWSPAPERS -- 0.3%
Gannett Co., Inc. ..............................................................               16,300              985,498
                                                                                                              ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 10.5%
ConocoPhillips .................................................................              247,900           17,836,405
Devon Energy Corp. .............................................................              126,200            8,465,496
EOG Resources, Inc. ............................................................              107,200            6,694,640
Transocean, Inc. (a) ...........................................................               40,100            3,243,689
                                                                                                              ------------
                                                                                                                36,240,230
                                                                                                              ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                          SHARES OR
                                                                                           PRINCIPAL
                                                                                            AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%, continued
PHARMACEUTICALS -- 4.3%
Cardinal Health, Inc. ..........................................................               54,700         $  3,524,321
Caremark Rx, Inc. (b) ..........................................................               93,300            5,328,363
Express Scripts, Inc. (a) ......................................................               20,900            1,496,440
UnitedHealth Group, Inc. .......................................................               79,100            4,250,043
                                                                                                              ------------
                                                                                                                14,599,167
                                                                                                              ------------
RECREATIONAL PRODUCTS -- 2.3%
Harley-Davidson, Inc. ..........................................................              112,600            7,934,922
                                                                                                              ------------
RETAIL -- 7.7%
Bed Bath & Beyond, Inc. (a) ....................................................               54,400            2,072,640
Costco Wholesale Corp. .........................................................              272,000           14,380,640
Lowe's Cos., Inc. ..............................................................               63,100            1,965,565
Sears Holdings Corp. (a)(b) ....................................................                5,700              957,201
Wal-Mart Stores, Inc. ..........................................................              154,900            7,153,282
                                                                                                              ------------
                                                                                                                26,529,328
                                                                                                              ------------
RETAIL - ONLINE -- 0.3%
Hunter Douglas N.V .............................................................               11,700              940,572
                                                                                                              ------------
SCHOOLS & EDUCATIONAL SERVICES -- 0.3%
Apollo Group, Inc., Class A (a)(b) .............................................               27,400            1,067,778
                                                                                                              ------------
SOFTWARE & COMPUTER SERVICES -- 2.6%
Microsoft Corp. ................................................................              299,300            8,937,098
                                                                                                              ------------
TELECOMMUNICATIONS -- 1.9%
SK Telecom Co. Ltd. ADR (b) ....................................................               79,500            2,105,160
Sprint Nextel Corp. ............................................................              231,700            4,376,813
                                                                                                              ------------
                                                                                                                 6,481,973
                                                                                                              ------------
TRANSPORTATION SERVICES -- 1.0%
Kuehne & Nagel International  AG ...............................................               19,000            1,382,314
United Parcel Service, Inc., Class B ...........................................               27,800            2,084,444
                                                                                                              ------------
                                                                                                                 3,466,758
                                                                                                              ------------
TOTAL COMMON STOCKS ............................................................                               335,869,865
                                                                                                              ------------

COMMERCIAL PAPER -- 1.1%
3 Pillars, 5.31%, 1/2/07 .......................................................            3,667,000            3,666,459
                                                                                                              ------------


SHORT TERM INVESTMENTS -- 0.0%
Northern Institutional Government Select Portfolio .............................                  399                  399
                                                                                                              ------------

CORPORATE NOTES -- 1.2%
COMMUNITY DEVELOPMENT -- 1.2%
MMA Community Development Investment, Inc., 2.98%, 1/1/07, (c)+ ................            1,595,000            1,595,000
MMA Community Development Investment, Inc., 4.47%, 1/1/07, (c)+ ................            2,370,000            2,370,000
                                                                                                              ------------
TOTAL CORPORATE NOTES ..........................................................                                 3,965,000
                                                                                                              ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 8.4%
Krediet Bank Letter of Credit ..................................................                   --         $  1,080,190
Northern Institutional Liquid Asset Portfolio ..................................           27,855,421           27,855,421
                                                                                                              ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING .....................                                28,935,611
                                                                                                              ------------

TOTAL INVESTMENTS (Cost $331,286,598) -- 108.7% ................................                              $372,437,334
     Liabilities in excess of other assets -- (8.7%) ...........................                               (29,714,977)
                                                                                                              ------------
NET ASSETS -- 100.0% ...........................................................                              $342,722,357
                                                                                                              ============

(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2006.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 12/01, $1,595,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $2,370,000. At December 31, 2006, these securities had an aggregate market value of $3,965,000 Representing 1.2% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2006. Date presented reflects next rate change date.

ADR - American Depositary Receipt

plc - Public Liability Company


                                                                                                               UNREALIZED
FUTURES CONTRACTS PURCHASED                                                              CONTRACTS            APPRECIATION
                                                                                      ---------------         ------------
S&P 500 Index Futures Contract, expiring March, 2007
   (underlying face amount at value $3,928,100)                                                    11         $      7,563

See notes to financial statements.

                                             -----------------------------------
                                             Statement of assets and liabilities
                                             -----------------------------------

MMA Praxis Core Stock Fund
Statement of assets and liabilities
December 31, 2006


ASSETS:
Investments, at value (cost $298,385,987)* .............................................         $  339,536,723
Investments in affiliates, at value (cost $3,965,000) ..................................              3,965,000
Investments held as collateral for securities loaned, at value .........................             28,935,611
                                                                                                 --------------
    Total Investments ..................................................................            372,437,334
                                                                                                 --------------
Cash held as collateral for futures contracts ..........................................                154,000
Interest and dividends receivable ......................................................                329,998
Receivable for capital shares sold .....................................................                 97,143
Receivable for investments sold ........................................................                 35,000
Prepaid expenses .......................................................................                 36,765
                                                                                                 --------------
    Total Assets .......................................................................            373,090,240
                                                                                                 --------------
LIABILITIES:
Payable for capital shares redeemed ....................................................                954,108
Payable for securities loaned ..........................................................             28,935,611
Payable for investments purchased ......................................................                 92,097
Payable for variation margin on futures contracts ......................................                 14,850
Accrued expenses and other payables:
  Investment advisory fees .............................................................                214,934
  Affiliates ...........................................................................                 22,104
  Distribution fees ....................................................................                 66,196
  Trustees fees ........................................................................                  1,542
  Other ................................................................................                 66,441
                                                                                                 --------------
    Total Liabilities ..................................................................             30,367,883
                                                                                                 --------------
NET ASSETS:
Capital ................................................................................            304,551,515
Accumulated net investment income ......................................................                102,601
Accumulated net realized loss on investments and futures contracts .....................             (3,090,058)
Net unrealized appreciation on investments .............................................             41,150,736
Unrealized appreciation of futures contracts ...........................................                  7,563
                                                                                                 --------------
  Net Assets ...........................................................................         $  342,722,357
                                                                                                 ==============
Net Assets
  Class A ..............................................................................         $   95,185,066
  Class B ..............................................................................             73,972,518
  Class I ..............................................................................            173,564,773
                                                                                                 --------------
    Total ..............................................................................         $  342,722,357
                                                                                                 ==============

Shares Outstanding
  (unlimited number of shares authorized with $.01 par value)
  Class A ..............................................................................              6,181,300
  Class B ..............................................................................              5,019,826
  Class I ..............................................................................             11,234,829
                                                                                                 --------------
    Total ..............................................................................             22,435,955
                                                                                                 ==============
Net asset value
  Class A - Redemption Price Per Share(A) ..............................................         $        15.40
                                                                                                 ==============
  Class A - Maximum Sales Charge .......................................................                   5.25%
                                                                                                 ==============
  Class A - Maximum Offering Price Per Share
    [100%/(100%-Maximum Sales Charge) of
    net asset value adjusted to the nearest cent] ......................................         $        16.25
                                                                                                 ==============
  Class B - offering price per share**(A) ..............................................         $        14.74
                                                                                                 ==============
  Class I - offering price per share **(A) .............................................         $        15.45
                                                                                                 ==============

*     Includes securities on loan of $28,261,391.

**    Redemption price per share varies by length of time shares are held.

(A)   Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

-----------------------
Statement of operations
-----------------------

MMA Praxis Core Stock Fund
Statement of operations
For the year ended December 31, 2006


INVESTMENT INCOME:
Dividends ..............................................................................         $    4,475,794
Foreign tax withholding ................................................................                (60,229)
Interest ...............................................................................                551,436
Income from securities lending .........................................................                 22,321
Interest from affiliates ...............................................................                142,356
                                                                                                 --------------
    Total Investment Income ............................................................              5,131,678
                                                                                                 --------------

EXPENSES:
Investment advisory fees ...............................................................              2,394,430
Distribution fees-Class A ..............................................................                338,699
Distribution fees-Class B ..............................................................                594,615
Reimbursement of Fund expenses paid by Adviser .........................................                458,697
Administration fees ....................................................................                471,210
Shareholder servicing fees-Class A .....................................................                338,027
Shareholder servicing fees-Class B .....................................................                198,227
Legal fees and expenses ................................................................                 96,934
Custodian fees .........................................................................                 26,294
Trustees' fee and expenses .............................................................                 35,000
Other expenses .........................................................................                292,686
                                                                                                 --------------
    Total expenses before reductions/reimbursements ....................................              5,244,819
  Expenses reduced by Distributor ......................................................               (417,317)
  Expenses reduced by Custodian ........................................................                 (9,494)
                                                                                                 --------------
    Net Expenses .......................................................................              4,818,008
                                                                                                 --------------

Net Investment Income ..................................................................                313,670
                                                                                                 --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and futures contracts .................................             19,440,865
Change in unrealized appreciation/depreciation of investments during the year ..........             17,801,001
Change in unrealized appreciation/depreciation of futures contracts during the year ....                 58,138
                                                                                                 --------------
Net realized and unrealized gain on investments and futures contracts ..................             37,300,004
                                                                                                 --------------
Net increase in net assets resulting from operations ...................................         $   37,613,674
                                                                                                 ==============

See notes to financial statements.

                                             -----------------------------------
                                             Statements of changes in net assets
                                             -----------------------------------

MMA Praxis Core Stock Fund
Statements of changes in net assets


                                                                                          Year Ended           Year Ended
                                                                                         December 31,         December 31,
                                                                                             2006                2005
---------------------------------------------------------------------------------------------------------------------------

From Investment Activities:
Net investment income ..........................................................         $    313,670         $    854,245
Net realized gain on investments and futures contracts .........................           19,440,865           15,920,554
Change in unrealized appreciation/depreciation of investments and
     futures contracts during the year .........................................           17,859,139           (6,880,782)
                                                                                         ------------         ------------
Net increase in net assets resulting from operations ...........................           37,613,674            9,894,017
                                                                                         ------------         ------------

Distributions to Class A Shareholders:
     From net investment income ................................................                   --             (887,403)
     From net realized gain on investment ......................................           (4,511,679)                  --
                                                                                         ------------         ------------

Distributions to Class B Shareholders:
     From net realized gain on investment ......................................           (3,639,759)                  --
                                                                                         ------------         ------------

Distributions to Class I Shareholders:
     From net realized gain on investment ......................................           (8,171,169)                  --
                                                                                         ------------         ------------

Change in net assets from distributions to shareholders ........................          (16,322,607)            (887,403)
                                                                                         ------------         ------------

Change in net assets from capital transactions .................................            8,975,997          (21,969,154)
                                                                                         ------------         ------------

Change in net assets ...........................................................           30,267,064          (12,962,540)

Net Assets:
     Beginning of year .........................................................          312,455,293          325,417,833
                                                                                         ------------         ------------
     End of year ...............................................................         $342,722,357         $312,455,293
                                                                                         ============         ============

Accumulated net investment income ..............................................         $    102,601         $         --
                                                                                         ============         ============

See notes to financial statements.

--------------------
Financial highlights
--------------------

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the year indicated.

                                                                                Class A Shares
                                                 -------------------------------------------------------------------------------
                                                 Year Ended      Year Ended        Year Ended      Year Ended       Year Ended
                                                 December 31,    December 31,     December 31,    December 31,     December 31,
                                                    2006            2005              2004            2003             2002
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $     14.42     $     13.99      $     13.06      $     11.00     $     13.44
                                                 -----------     -----------      -----------      -----------     -----------
Investment Activities:
   Net investment income ......................         0.04            0.07             0.08             0.05            0.04
   Net realized and unrealized gains
       (losses) from investments ..............         1.70            0.42             0.92             2.01           (2.48)
                                                 -----------     -----------      -----------      -----------     -----------
   Total from Investment Activities ...........         1.74            0.49             1.00             2.06           (2.44)
                                                 -----------     -----------      -----------      -----------     -----------

Distributions
   Net investment income ......................           --           (0.06)           (0.07)          -- (a)              --
   Net realized gain ..........................        (0.76)             --               --               --              --
   Tax return of capital ......................           --              --               --           -- (a)              --
                                                 -----------     -----------      -----------      -----------     -----------
   Total Distributions ........................        (0.76)          (0.06)           (0.07)              --              --
                                                 -----------     -----------      -----------      -----------     -----------
Paid-in capital from redemption fees (a) ......           --              --               --               --              --
                                                 -----------     -----------      -----------      -----------     -----------
Net Asset Value, End of Year ..................  $     15.40     $     14.42      $     13.99      $     13.06     $     11.00
                                                 ===========     ===========      ===========      ===========     ===========
Total Return (excludes sales charge) ..........        12.10%           3.52%            7.65%           18.77%         (18.15%)

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    95,185     $   208,640      $   202,474      $    41,244     $    25,314
   Ratio of expenses to average net assets ....         1.49%           1.34%            1.33%            1.25%           1.20%
   Ratio of net investment income to
      average net assets ......................         0.19%           0.50%            1.04%            0.45%           0.35%
   Ratio of expenses to average net assets* ...         1.74%           1.60%            1.65%            1.86%           1.94%
Portfolio Turnover (b) ........................        72.41%          32.66%            9.99%            7.68%          10.20%
--------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                                Class B Shares
                                                 -------------------------------------------------------------------------------
                                                  Year Ended      Year Ended       Year Ended      Year Ended      Year Ended
                                                 December 31,    December 31,     December 31,     December 31,    December 31,
                                                     2006           2005             2004              2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $     13.92     $     13.53      $     12.67      $     10.74     $     13.19
                                                 -----------     -----------      -----------      -----------     -----------
Investment Activities:
    Net investment income (loss) ..............        (0.09)          (0.02)            0.01            (0.02)          (0.02)
    Net realized and unrealized gains
      (losses) from investments ...............         1.67            0.41             0.87             1.95           (2.43)
                                                 -----------     -----------      -----------      -----------     -----------
   Total from Investment Activities ...........         1.58            0.39             0.88             1.93           (2.45)
                                                 -----------     -----------      -----------      -----------     -----------
Distributions:
   Net investment income ......................           --              --            (0.02)              --              --
   Net realized gain ..........................        (0.76)             --               --               --              --
                                                 -----------     -----------      -----------      -----------     -----------
  Total distributions .........................        (0.76)             --            (0.02)              --              --
                                                 -----------     -----------      -----------      -----------     -----------
Paid-in capital from redemption fees (a) ......           --              --               --               --              --
                                                 -----------     -----------      -----------      -----------     -----------
Net Asset Value, End of Year ..................  $     14.74     $     13.92      $     13.53         $12.67 $           10.74
                                                 ===========     ===========      ===========      ===========     ===========
Total Return (excludes redemption charge) .....        11.38%           2.88%            6.96%           17.97%         (18.57%)
Ratios/Supplemental Data:
Net assets at end of year (000) ...............  $    73,973     $   103,815      $   121,817      $   127,348     $   111,598
   Ratio of expenses to average net assets ....         2.13%           1.99%            1.98%            1.90%           1.75%
   Ratio of net investment income (loss)
     to average net assets ....................        (0.52%)         (0.14%)           0.50%           (0.21%)         (0.20%)
   Ratio of expenses to average net assets* ...         2.23%           2.09%            2.22%            2.33%           2.44%
Portfolio Turnover (b) ........................        72.41%          32.66%            9.99%            7.68%          10.20%
--------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                Class I Shares
                                                                ----------------
                                                                Period Ended
                                                                December 31,
                                                                2006 (a)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .......................    $      14.76
                                                                ------------
Investment Activities:
  Net investment income ....................................            0.04
  Net realized and unrealized gain from investments ........            1.41
                                                                ------------
    Total from Investment Activities .......................            1.45
                                                                ------------
Distributions:
    Net realized gain ......................................           (0.76)
                                                                ------------
Net Asset Value, End of Period .............................    $      15.45
                                                                ============
Total Return (excludes redemption charge) ..................       9.86% (b)

Ratios/Supplemental Data:
   Net assets at end of period (000) .......................    $    173,565
   Ratio of expenses to average net assets .................            1.02%(c)
   Ratio of net investment income to average net assets ....            0.43%(c)
   Ratio of expenses to average net assets* ................            1.03%(c)
Portfolio Turnover (d) .....................................           72.41%
--------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

---------------------------
MMA Praxis Value Index Fund
---------------------------

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio manager's letter

Yet again the value style of investing bested the growth style in 2006. We don't know when the large company growth style of investing will regain its prominence, but as firm believers in reversion to the mean in these matters, we believe growth's day is coming. Nonetheless, investing in large, reasonably valued companies proved to be a good investment strategy in 2006.

As described in the semiannual report, the MMA Praxis Value Index Fund is managed to track the returns of a custom benchmark, drawn from the companies in the MSCI Prime Market Value Index after MMA's stewardship investing screens are applied. Because of this, we expect the Fund's returns to deviate from the returns of the MSCI Prime Market Value Index for any or all of the following reasons: the Fund's stewardship investing screens, fees applied to shares of the Fund, and the portfolio management strategies we use to target the characteristics of the custom benchmark.

During the second half of the year, MMA's stewardship investing screens had minimal impact as measured by the 0.35 percent difference in return between the MSCI Prime Market Value Index (15.04 percent) and MMA's custom value index (14.69 percent). The Fund's A class shares generated a return of 14.05 percent during the second half of the year, and a 20.41 percent return for the entire year. The majority of the underperformance of the A shares of the Fund relative to MMA's custom benchmark was due to the fees charged to the Fund. A smaller amount was due to the portfolio management strategies we used. These strategies included the use of software to choose an optimal portfolio having the characteristics of MMA's custom value index without having to purchase all of the securities in the custom value index. This is also called full replication. The optimization technique is used to minimize trading and other costs associated with full replication.

The Fund will continue to be managed in the same manner in the coming year with the goal to deliver returns that reflect the large company value style of investing in the context of Praxis' stewardship investing strategy.

Chad Horning, CFA(R)
MMA Praxis Value Index Fund Co-manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 12/31/06

  [The following table was represented as a bar chart in the printed material.]

                     Inception                                           Since
                       Date        1 Year      3 Year        5Year     Inception
                       ----        ------      ------        -----     ---------
Class A               5/1/01       20.41%      13.05%        7.77%       4.50%
Class A*              5/1/01       14.08%      11.04%        6.61%       3.52%

Class B               1/4/94       19.85%      12.44%        7.21%       3.96%
Class B**             1/4/94       15.85%      11.64%        7.06%       3.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 5/1/01 to 12/31/06

 [The following table was represented as a line chart in the printed material.]

                                                                  MSCI US Prime
                                                                   Market Value
                          Class A*              Class B             Index (1)

       5/1/2001             9,479                10,000              10,000
      6/30/2001             9,261                 9,376               9,903
      9/30/2001             7,933                 8,012               9,118
     12/31/2001             8,368                 8,448               9,718
      3/31/2002             8,340                 8,409              10,105
      6/30/2002             7,321                 7,370               9,116
      9/30/2002             5,849                 5,877               7,461
     12/31/2002             6,460                 6,486               8,071
      3/31/2003             6,123                 6,138               7,637
      6/30/2003             7,253                 7,342               8,977
      9/30/2003             7,407                 7,489               9,186
     12/31/2003             8,422                 8,509              10,469
      3/31/2004             8,607                 8,686              10,698
      6/30/2004             8,625                 8,771              10,866
      9/30/2004             8,743                 8,881              11,006
     12/31/2004             9,522                 9,654              12,085
      3/31/2005             9,305                 9,434              12,044
      6/30/2005             9,530                 9,745              12,254
      9/30/2005             9,878                10,091              12,757
     12/31/2005            10,104                10,299              12,964
      3/31/2006            10,645                10,847              13,656
      6/30/2006            10,668                10,966              13,790
      9/30/2006            11,334                11,620              14,710
     12/31/2006            12,167                12,464              15,863

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

(1) The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companie in the US equity market. This index targets for inclusion 750 companies and represents, as of October 29, 2004, approximately 86% of the capitalization of the US equity market.) The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
ADVERTISING AGENCIES -- 0.1%
Interpublic Group of Co., Inc. (a)(b) ..........................................                5,910         $     72,338
                                                                                                              ------------
AIRLINES -- 0.2%
Southwest Airlines Co. .........................................................                7,260              111,223
                                                                                                              ------------
APPAREL MANUFACTURERS -- 0.4%
Hanesbrands, Inc. (a) ..........................................................                1,091               25,769
Jones Apparel Group, Inc. ......................................................                1,590               53,154
Liz Claiborne, Inc. ............................................................                1,620               70,405
V.F. Corp. .....................................................................                1,430              117,375
                                                                                                              ------------
                                                                                                                   266,703
                                                                                                              ------------
AUTOMOTIVE -- 0.5%
Avis Budget Group, Inc. ........................................................                2,516               54,572
BorgWarner, Inc. ...............................................................                1,300               76,726
Ford Motor Co. (b) .............................................................               20,480              153,805
                                                                                                              ------------
                                                                                                                   285,103
                                                                                                              ------------
BANKS -- 15.5%
Bank of America Corp. ..........................................................               48,790            2,604,897
Bank of New York Co., Inc. .....................................................                8,420              331,495
BB&T Corp. .....................................................................                6,280              275,880
Berkshire Hathaway, Inc., Class B (a) ..........................................                   30              109,980
Comerica, Inc. .................................................................                2,970              174,280
Compass Bancshares, Inc. (b) ...................................................                1,640               97,826
Fifth Third Bancorp. (b) .......................................................                6,800              278,324
First Horizon National Corp. (b) ...............................................                3,000              125,340
Huntington Bancshares, Inc. ....................................................                5,670              134,663
KeyCorp ........................................................................                4,870              185,206
M & T Bank Corp. ...............................................................                1,220              149,035
Marshall & Ilsley Corp. ........................................................                2,970              142,887
Mellon Financial Corp. .........................................................                4,600              193,890
National City Corp. ............................................................                7,670              280,415
Northern Trust Corp. ...........................................................                2,561              155,427
People's Bank (b) ..............................................................                2,340              104,411
Popular, Inc. (b) ..............................................................                6,040              108,418
Regions Financial Corp. ........................................................               10,145              379,423
Sovereign Bancorp, Inc. (b) ....................................................                6,368              161,684
SunTrust Banks, Inc. ...........................................................                3,760              317,532
U.S. Bancorp ...................................................................               19,730              714,029
UnionBanCal Corp. ..............................................................                2,010              123,113
Wachovia Corp. .................................................................               22,350            1,272,832
Wells Fargo & Co. ..............................................................               36,320            1,291,538
Zions Bancorp ..................................................................                1,420              117,065
                                                                                                              ------------
                                                                                                                 9,829,590
                                                                                                              ------------
BEVERAGES -- 2.2%
Coca-Cola Company ..............................................................               24,460            1,180,195
Coca-Cola Enterprises, Inc. ....................................................                5,760              117,619
Pepsi Bottling Group, Inc. .....................................................                3,670              113,440
                                                                                                              ------------
                                                                                                                 1,411,254
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
BROADCAST SERVICES & PROGRAMMING -- 0.7%
CBS Corp., Class B .............................................................                7,670         $    239,151
Clear Channel Communications, Inc. .............................................                5,350              190,139
                                                                                                              ------------
                                                                                                                   429,290
                                                                                                              ------------
BROKERAGE SERVICES -- 6.8%
Bear Stearns Cos., Inc. ........................................................                1,600              260,448
JPMorgan Chase & Co. ...........................................................               36,650            1,770,194
Lehman Brothers Holdings, Inc. .................................................                5,910              461,689
Merrill Lynch & Co. ............................................................                9,600              893,760
Morgan Stanley .................................................................               11,640              947,845
                                                                                                              ------------
                                                                                                                 4,333,936
                                                                                                              ------------
BUSINESS SERVICES -- 0.3%
ARAMARK Corp., Class B .........................................................                1,420               47,499
Fidelity National Information Services, Inc. ...................................                2,151               86,234
Manpower, Inc. .................................................................                  970               72,682
                                                                                                              ------------
                                                                                                                   206,415
                                                                                                              ------------
CHEMICALS - GENERAL -- 1.1%
Air Products & Chemicals, Inc. .................................................                2,340              164,455
Lyondell Chemical Co. ..........................................................                3,730               95,376
PPG Industries, Inc. ...........................................................                1,910              122,641
Praxair, Inc. ..................................................................                2,450              145,359
Rohm and Haas Company ..........................................................                2,740              140,069
                                                                                                              ------------
                                                                                                                   667,900
                                                                                                              ------------
COMMUNICATIONS SERVICES -- 0.2%
NTL, Inc. (b) ..................................................................                3,830               96,669
                                                                                                              ------------
COMPUTER SERVICES -- 0.4%
Electronic Data Systems Corp. ..................................................                5,340              147,117
First Data Corp. ...............................................................                4,970              126,834
                                                                                                              ------------
                                                                                                                   273,951
                                                                                                              ------------
COMPUTER STORAGE DEVICES -- 0.3%
Seagate Technology .............................................................                6,260              165,890
                                                                                                              ------------
COMPUTERS & PERIPHERALS -- 4.4%
EMC Corp. (a) ..................................................................                1,000               13,200
Hewlett-Packard Co. ............................................................               28,490            1,173,503
International Business Machines Corp. ..........................................               15,090            1,465,993
NCR Corp. (a) ..................................................................                1,430               61,147
Sun Microsystems, Inc. (a) .....................................................               14,980               81,192
                                                                                                              ------------
                                                                                                                 2,795,035
                                                                                                              ------------
CONGLOMERATES -- 0.6%
Emerson Electric Co. ...........................................................                8,520              375,476
                                                                                                              ------------
CONSTRUCTION SERVICES -- 0.3%
D.R. Horton, Inc. ..............................................................                4,110              108,874
Lennar Corp. ...................................................................                1,730               90,756
                                                                                                              ------------
                                                                                                                   199,630
                                                                                                              ------------
CONSUMER FINANCIAL SERVICES -- 0.2%
H&R Block, Inc. ................................................................                4,390              101,146
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006


                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
CONSUMER PRODUCTS -- 0.3%
General Mills, Inc. ............................................................                3,500         $    201,600
                                                                                                              ------------
CONTAINERS - PAPER & PLASTIC -- 0.1%
Avery Dennison Corp. ...........................................................                1,380               93,743
                                                                                                              ------------
COSMETICS & TOILETRIES -- 0.5%
Kimberly-Clark Corp. ...........................................................                4,310              292,865
                                                                                                              ------------
DISTRIBUTION -- 0.3%
Genuine Parts Co. ..............................................................                2,980              141,342
W.W. Grainger, Inc. ............................................................                1,080               75,535
                                                                                                              ------------
                                                                                                                   216,877
                                                                                                              ------------
ELECTRIC SERVICES -- 1.5%
Alliant Energy Corp. ...........................................................                2,010               75,918
Consolidated Edison, Inc. (b) ..................................................                3,430              164,880
FPL Group, Inc. (b) ............................................................                4,580              249,244
Mirant Corp. (a)(b) ............................................................                2,930               92,500
NiSource, Inc. .................................................................                4,520              108,932
NRG Energy, Inc. (a) ...........................................................                1,650               92,417
Pepco Holdings, Inc. ...........................................................                4,130              107,421
TXU Corp. ......................................................................                  730               39,573
                                                                                                              ------------
                                                                                                                   930,885
                                                                                                              ------------
ELECTRONIC & ELECTRICAL - GENERAL -- 0.3%
Arrow Electronics, Inc. (a) ....................................................                2,680               84,554
LSI Logic Corp. (a)(b) .........................................................                8,960               80,640
                                                                                                              ------------
                                                                                                                   165,194
                                                                                                              ------------
ENERGY -- 0.5%
Valero Energy Corp. ............................................................                6,600              337,656
                                                                                                              ------------
FINANCIAL SERVICES -- 10.0%
Ambac Financial Group, Inc. ....................................................                1,500              133,605
American Capital Strategies Ltd. (b) ...........................................                2,180              100,847
Ameriprise Financial, Inc. .....................................................                2,770              150,965
Capital One Financial Corp. ....................................................                5,752              441,869
CIT Group, Inc. ................................................................                3,120              174,002
Citigroup, Inc. ................................................................               50,060            2,788,341
Countrywide Financial Corp. ....................................................                7,200              305,640
Federal Home Loan Mortgage Corp. ...............................................                7,390              501,781
Federal National Mortgage Association ..........................................               10,750              638,442
MBIA, Inc. .....................................................................                2,670              195,070
MGIC Investment Corp. ..........................................................                1,650              103,191
PNC Financial Services Group, Inc. .............................................                3,230              239,149
T. Rowe Price Group, Inc. ......................................................                1,580               69,157
Washington Mutual, Inc. ........................................................               10,200              463,998
                                                                                                              ------------
                                                                                                                 6,306,057
                                                                                                              ------------
FIRE, MARINE, AND CASUALTY INSURANCE -- 0.3%
Transatlantic Holdings, Inc. ...................................................                1,150               71,415
White Mountains Insurance Group Ltd. (b) .......................................                  170               98,503
                                                                                                              ------------
                                                                                                                   169,918
                                                                                                              ------------


MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
FOOD DISTRIBUTORS & WHOLESALERS -- 0.5%
Dean Foods Co. (a) .............................................................                1,320         $     55,810
Sara Lee Corp. .................................................................                8,730              148,672
SUPERVALU, Inc. ................................................................                3,784              135,278
                                                                                                              ------------
                                                                                                                   339,760
                                                                                                              ------------
FOOD PROCESSING -- 1.1%
Bunge Ltd. (b) .................................................................                1,570              113,841
ConAgra Foods, Inc. ............................................................                5,730              154,710
H.J. Heinz Co. .................................................................                3,630              163,386
Hormel Foods Corp. .............................................................                1,010               37,713
Kellogg Co. ....................................................................                3,520              176,211
McCormick & Co. ................................................................                1,310               50,514
                                                                                                              ------------
                                                                                                                   696,375
                                                                                                              ------------
FOOD PRODUCTS -- 0.6%
Campbell Soup Co. ..............................................................                4,170              162,171
J.M. Smucker Co. (b) ...........................................................                1,250               60,588
Kraft Foods, Inc. (b) ..........................................................                5,210              185,997
                                                                                                              ------------
                                                                                                                   408,756
                                                                                                              ------------
FOOD STORES -- 0.5%
Kroger Co. .....................................................................                7,560              174,409
Safeway, Inc. ..................................................................                4,910              169,690
                                                                                                              ------------
                                                                                                                   344,099
                                                                                                              ------------
FORESTRY -- 0.2%
Plum Creek Timber Co., Inc. ....................................................                3,030              120,746
                                                                                                              ------------
FURNITURE & HOME FURNISHINGS -- 0.1%
Leggett & Platt, Inc. ..........................................................                2,290               54,731
                                                                                                              ------------
HEALTH CARE SERVICES -- 0.3%
AmerisourceBergen Corp. (b) ....................................................                2,330              104,757
Triad Hospitals, Inc. (a) ......................................................                1,810               75,712
                                                                                                              ------------
                                                                                                                   180,469
                                                                                                              ------------
HOTELS & MOTELS -- 0.2%
Starwood Hotels & Resorts Worldwide, Inc. ......................................                1,154               72,125
Wyndham Worldwide Corp. (a) ....................................................                2,314               74,094
                                                                                                              ------------
                                                                                                                   146,219
                                                                                                              ------------
HOUSEHOLD PRODUCTS -- 0.2%
Newell Rubbermaid, Inc. ........................................................                3,410               98,720
                                                                                                              ------------
INDUSTRIAL GOODS & SERVICES -- 0.2%
Masco Corp. ....................................................................                4,850              144,870
                                                                                                              ------------
INSURANCE -- 9.5%
Allstate Corp. .................................................................                6,950              452,515
American International Group, Inc. .............................................               27,280            1,954,885
Aon Corp. ......................................................................                3,370              119,096
Assurant, Inc. .................................................................                1,560               86,190
Chubb Corp. ....................................................................                4,530              239,682
CIGNA Corp. ....................................................................                1,430              188,145
Cincinnati Financial Corp. .....................................................                1,540               69,777

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
INSURANCE -- 9.5%, continued
Everest Re Group ...............................................................                  940         $     92,223
First American Corp. ...........................................................                1,690               68,749
Genworth Financial, Inc. .......................................................                5,000              171,050
Hartford Financial Services Group, Inc. ........................................                3,130              292,060
Lincoln National Corp. .........................................................                3,055              202,852
Marsh & McLennan Cos., Inc. ....................................................                6,340              194,384
MetLife, Inc. ..................................................................                7,690              453,787
Principal Financial Group, Inc. ................................................                2,960              173,752
Prudential Financial, Inc. .....................................................                5,040              432,734
Radian Group, Inc. .............................................................                1,200               64,692
SAFECO Corp. ...................................................................                1,930              120,722
The PMI Group, Inc. ............................................................                1,600               75,472
The St. Paul Travelers Companies, Inc. .........................................                7,340              394,085
Torchmark Corp. ................................................................                1,040               66,310
UnumProvident Corp. ............................................................                3,910               81,250
WellPoint, Inc. (a) ............................................................                  110                8,656
                                                                                                              ------------
                                                                                                                 6,003,068
                                                                                                              ------------
INSURANCE PROPERTY-CASUALTY -- 0.7%
ACE Ltd. .......................................................................                3,640              220,475
Fidelity National Title, Class A (a) ...........................................                3,334               79,616
XL Capital Ltd. ................................................................                2,340              168,527
                                                                                                              ------------
                                                                                                                   468,618
                                                                                                              ------------
IRON & STEEL -- 0.2%
United States Steel Corp. ......................................................                1,380              100,933
                                                                                                              ------------
MACHINERY -- 0.7%
Deere & Co. ....................................................................                2,300              218,660
Ingersoll-Rand Co. Ltd. ........................................................                4,150              162,390
Stanley Works ..................................................................                1,320               66,383
                                                                                                              ------------
                                                                                                                   447,433
                                                                                                              ------------
MANUFACTURING -- 1.3%
3M Co. .........................................................................                  100                7,793
Cooper Industries Ltd., Class A ................................................                1,170              105,803
SPX Corp. ......................................................................                1,110               67,888
Tyco International Ltd. ........................................................               19,460              591,584
Whirlpool Corp. (b) ............................................................                  840               69,737
                                                                                                              ------------
                                                                                                                   842,805
                                                                                                              ------------
MEDICAL SUPPLIES -- 0.9%
Baxter International, Inc. .....................................................                6,960              322,875
Hillenbrand Industry, Inc. (b) .................................................                1,580               89,949
Thermo Fisher Scientific, Inc. (a) .............................................                3,260              147,645
                                                                                                              ------------
                                                                                                                   560,469
                                                                                                              ------------
MOTION PICTURES -- 0.1%
Regal Entertainment Group ......................................................                3,650               77,818
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
MULTIMEDIA -- 1.3%
Time Warner, Inc. ..............................................................               39,010         $    849,638
                                                                                                              ------------
NATURAL GAS UTILITIES -- 0.3%
Kinder Morgan, Inc. ............................................................                1,540              162,855
                                                                                                              ------------
NEWSPAPERS -- 0.7%
E.W. Scripps Co. ...............................................................                2,000               99,880
Gannett Co., Inc. ..............................................................                2,590              156,592
McClatchy Co., Class A (b) .....................................................                  773               33,471
The Washington Post Company, Class B ...........................................                  102               76,051
Tribune Co. (b) ................................................................                2,490               76,642
                                                                                                              ------------
                                                                                                                   442,636
                                                                                                              ------------
OFFICE EQUIPMENT & SERVICES -- 0.8%
Pitney Bowes, Inc. .............................................................                5,890              272,059
Xerox Corp. (a) ................................................................               13,430              227,639
                                                                                                              ------------
                                                                                                                   499,698
                                                                                                              ------------
OIL - INTEGRATED -- 2.3%
ConocoPhillips .................................................................               17,970            1,292,941
Hess Corp. .....................................................................                3,170              157,137
                                                                                                              ------------
                                                                                                                 1,450,078
                                                                                                              ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 2.1%
Anadarko Petroleum Corp. .......................................................                5,240              228,045
Apache Corp. ...................................................................                3,550              236,111
Devon Energy Corp. .............................................................                4,680              313,934
ENSCO International, Inc. ......................................................                1,830               91,610
GlobalSantaFe Corp. ............................................................                2,700              158,706
Pioneer Natural Resources ......................................................                1,870               74,220
Rowan Cos., Inc. (b) ...........................................................                1,540               51,128
The Williams Cos., Inc. ........................................................                7,440              194,333
                                                                                                              ------------
                                                                                                                 1,348,087
                                                                                                              ------------
OIL & GAS OPERATIONS -- 0.8%
Chesapeake Energy Corp. (b) ....................................................                4,700              136,534
Cimarex Energy Co. (b) .........................................................                1,460               53,290
Newfield Exploration Co. (a) ...................................................                1,550               71,223
Noble Energy, Inc. .............................................................                1,940               95,196
Pride International, Inc. (a) ..................................................                2,140               64,200
Sunoco, Inc. ...................................................................                1,500               93,540
                                                                                                              ------------
                                                                                                                   513,983
                                                                                                              ------------
OIL & GAS TRANSMISSION -- 0.7%
El Paso Corp. ..................................................................                8,480              129,574
KeySpan Corp. ..................................................................                2,670              109,951
Sempra Energy ..................................................................                3,160              176,865
                                                                                                              ------------
                                                                                                                   416,390
                                                                                                              ------------
PAPER PRODUCTS -- 0.9%
International Paper Co. ........................................................                5,350              182,435
MeadWestvaco Corp. .............................................................                3,520              105,811
Temple-Inland, Inc. ............................................................                1,600               73,648
Weyerhaeuser Co. ...............................................................                2,730              192,875
                                                                                                              ------------
                                                                                                                   554,769
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
PHARMACEUTICALS -- 6.1%
Abbott Laboratories ............................................................               16,690         $    812,970
Bristol-Myers Squibb Co. .......................................................               21,530              566,670
Eli Lilly and Co. ..............................................................               11,690              609,049
Hospira, Inc. (a) ..............................................................                2,380               79,920
Merck & Co., Inc. ..............................................................               23,630            1,030,267
Omnicare, Inc. .................................................................                1,520               58,718
Wyeth ..........................................................................               14,390              732,739
                                                                                                              ------------
                                                                                                                 3,890,333
                                                                                                              ------------
PRINTING - COMMERCIAL -- 0.2%
R.R. Donnelley & Sons Co. ......................................................                3,070              109,108
                                                                                                              ------------
PUBLISHING -- 0.2%
Idearc, Inc. (a)(b) ............................................................                1,526               43,720
R.H. Donnelley Corp. (b) .......................................................                  990               62,103
                                                                                                              ------------
                                                                                                                   105,823
                                                                                                              ------------
RAILROADS -- 0.4%
Norfolk Southern Corp. .........................................................                4,530              227,814
                                                                                                              ------------
RAW MATERIALS -- 0.2%
Vulcan Materials Co. ...........................................................                1,250              112,338
                                                                                                              ------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
Archstone-Smith Trust ..........................................................                2,530              147,271
Developers Diversified Realty Corp. (b) ........................................                1,650              103,868
Equity Office Properties Trust .................................................                3,800              183,046
Equity Residential .............................................................                3,310              167,983
General Growth Properties, Inc. ................................................                2,770              144,677
iStar Financial, Inc. ..........................................................                1,850               88,467
Kimco Realty Corp. .............................................................                2,910              130,805
Public Storage, Inc. ...........................................................                1,670              162,825
United Dominion Realty Trust, Inc. .............................................                2,300               73,117
Vornado Realty Trust ...........................................................                1,650              200,474
                                                                                                              ------------
                                                                                                                 1,402,533
                                                                                                              ------------
REAL ESTATE OPERATIONS -- 2.1%
AMB Property Corp. .............................................................                1,260               73,849
Apartment Investment & Management Co. ..........................................                1,630               91,313
AvalonBay Communities, Inc. ....................................................                  870              113,144
Boston Properties, Inc. ........................................................                1,290              144,325
Duke Realty Corp. (b) ..........................................................                1,920               78,528
Host Hotels & Resorts, Inc. ....................................................                5,692              139,739
Macerich Co. ...................................................................                1,250              108,213
ProLogis .......................................................................                2,800              170,155
Realogy Corp. (a) ..............................................................                2,892               87,685
Simon Property Group, Inc. .....................................................                2,450              248,160
SL Green Realty Corp. (b) ......................................................                  480               63,734
                                                                                                              ------------
                                                                                                                 1,318,845
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
RECREATIONAL ACTIVITIES -- 0.6%
Carnival Corp. .................................................................                6,610         $    324,220
Royal Caribbean Cruises Ltd. ...................................................                1,910               79,036
                                                                                                              ------------
                                                                                                                   403,256
                                                                                                              ------------
RECREATIONAL PRODUCTS -- 0.2%
Mattel, Inc. ...................................................................                5,220              118,285
                                                                                                              ------------
RESIDENTIAL BUILDING CONSTRUCTION -- 0.4%
Centex Corp. ...................................................................                1,610               90,595
KB Home ........................................................................                1,140               58,459
Pulte Homes, Inc. ..............................................................                3,470              114,926
                                                                                                              ------------
                                                                                                                   263,980
                                                                                                              ------------
RESTAURANTS -- 1.0%
McDonald's Corp. ...............................................................               12,310              545,702
Tim Hortons, Inc. (b) ..........................................................                1,730               50,101
Wendy's International, Inc. (b) ................................................                1,278               42,289
                                                                                                              ------------
                                                                                                                   638,092
                                                                                                              ------------
RETAIL -- 1.0%
Circuit City Stores, Inc. ......................................................                2,090               39,668
Limited Brands, Inc. ...........................................................                4,530              131,098
Nordstrom, Inc. ................................................................                1,040               51,314
Sherwin-Williams Co. ...........................................................                1,770              112,537
The Gap, Inc. ..................................................................                9,860              192,269
Tiffany & Co. (b) ..............................................................                1,990               78,088
                                                                                                              ------------
                                                                                                                   604,974
                                                                                                              ------------
SAVINGS & LOANS -- 0.2%
Hudson City Bancorp, Inc. ......................................................                7,260              100,769
                                                                                                              ------------
SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.1%
Applera Corp. - Applied Biosystems Group .......................................                1,930               70,812
                                                                                                              ------------
SEMICONDUCTORS -- 0.3%
Intersil Corp. (b) .............................................................                2,580               61,714
Maxim Integrated Products, Inc. ................................................                4,060              124,317
                                                                                                                   186,031
                                                                                                              ------------
SOFTWARE & SERVICES -- 0.6%
BMC Software, Inc. (a) .........................................................                1,540               49,588
Cadence Design Systems, Inc. (a) ...............................................                4,610               82,565
Symantec Corp. (a) .............................................................                2,200               45,870
VeriSign, Inc. (a) .............................................................                9,530              229,197
                                                                                                              ------------
                                                                                                                   407,220
                                                                                                              ------------
TELECOMMUNICATIONS -- 7.5%
ALLTEL Corp. ...................................................................                4,200              254,016
AT&T, Inc. .....................................................................               41,520            1,484,339
BellSouth Corp. ................................................................               19,520              919,587
CenturyTel, Inc. ...............................................................                1,880               82,081
Sprint Nextel Corp. ............................................................               31,140              588,235
Telephone & Data Systems, Inc. .................................................                2,540              137,998
Verizon Communications, Inc. ...................................................               30,610            1,139,916
Windstream Corp. ...............................................................                8,712              123,885
                                                                                                              ------------
                                                                                                                 4,730,057
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.9%, continued
TELECOMMUNICATIONS-SERVICES & EQUIPMENT -- 0.3%
Avaya, Inc. (a) ................................................................                3,670         $     51,307
Embarq Corp. ...................................................................                1,480               77,789
Tellabs, Inc. (a) ..............................................................                6,190               63,509
                                                                                                              ------------
                                                                                                                   192,605
                                                                                                              ------------
WASTE MANAGEMENT -- 0.1%
Republic Services, Inc. ........................................................                1,700               69,139
                                                                                                              ------------
TOTAL COMMON STOCKS ............................................................                                62,562,381
                                                                                                              ------------
SHORT TERM INVESTMENTS -- 0.7%
Northern Institutional Government Select Portfolio .............................              449,491              449,491
                                                                                                              ------------

CORPORATE NOTES -- 0.8%
COMMUNITY DEVELOPMENT -- 0.8%
MMA Community Development Investment, Inc., 2.98%, 1/1/07, (c)+ ................              175,000              175,000
MMA Community Development Investment, Inc., 4.47%, 1/1/07, (c)+ ................              335,000              335,000
                                                                                                              ------------
TOTAL CORPORATE NOTES ..........................................................                                   510,000
                                                                                                              ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 5.6%
Anz Bank Government Letter of Credit ...........................................                7,066                7,066
Banco Santander Central Hispano Letter of Credit ...............................              120,919              120,919
Bank of New York City Letter of Credit .........................................                   71                   71
Chase Manhattan Letter of Credit ...............................................                    1                    1
Krediet Bank Letter of Credit ..................................................               21,875               21,875
Lloyds Letter of Credit ........................................................               49,465               49,465
LOCC HSBC Letter of Credit .....................................................               14,134               14,134
Monte Dei Paschi Di Siena Letter of Credit .....................................               17,666               17,666
National Australia Letter of Credit ............................................               35,332               35,332
Northern Institutional Liquid Asset Portfolio ..................................            3,177,011            3,177,011
Paribas Letter of Credit .......................................................               42,399               42,399
Royal Bank Canada Letter of Credit .............................................               21,199               21,199
San Paolo IMI Bank Letter of Credit ............................................               24,733               24,733
Standard Chartered Bank Letter of Credit .......................................               10,600               10,600
Westpac Letter of Credit .......................................................                6,996                6,996
                                                                                                              ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING .....................                                 3,549,467
                                                                                                              ------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                                                 VALUE
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $53,271,605) -- 106.0%..................................                              $ 67,071,339
     Liabilities in excess of other assets -- (6.0%)............................                                (3,776,394)
                                                                                                              ------------
NET ASSETS -- 100.0%............................................................                              $ 63,294,945
                                                                                                              ============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2006.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 7/02, $175,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $335,000. At December 31, 2006 these securities had an aggregate market value of $510,000, representing 0.8% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2006. Date presented reflects next rate change date.

plc - Public Liability Co.

                                                                                                               UNREALIZED
FUTURES CONTRACTS PURCHASED                                                              CONTRACTS            APPRECIATION
                                                                                      ---------------         ------------
S&P 500 Index Futures Contract, expiring March, 2007
    (underlying face amount at value $357,100)                                                      1         $        688

See notes to financial statements.

                                             -----------------------------------
                                             Statement of assets and liabilities
                                             -----------------------------------

MMA Praxis Value Index Fund
Statement of assets and liabilities
December 31, 2006


ASSETS:
Investments, at value (cost $49,212,138)* ..............................................         $   63,011,872
Investments in affiliates, at value (cost $510,000) ....................................                510,000
Investments held as collateral for securities loaned, at value .........................              3,549,467
                                                                                                 --------------
    Total Investments ..................................................................             67,071,339
                                                                                                 --------------
Cash held as collateral for futures contracts ..........................................                 14,000
Interest and dividends receivable ......................................................                 98,976
Receivable for capital shares sold .....................................................                112,028
Receivable for investments sold ........................................................                  1,750
Prepaid expenses .......................................................................                 14,069
                                                                                                 --------------
    Total Assets .......................................................................             67,312,162
                                                                                                 --------------
LIABILITIES:
Distributions payable to shareholders ..................................................                135,291
Payable for capital shares redeemed ....................................................                  5,239
Payable for investments purchased ......................................................                271,205
Payable for securities loaned ..........................................................              3,549,467
Payable for variation margin on futures contracts ......................................                  1,350
Accrued expenses and other payables:
  Investment advisory fees .............................................................                  7,418
  Affiliates ...........................................................................                    299
  Distribution fees ....................................................................                 11,409
  Trustees fees ........................................................................                  1,119
  Other ................................................................................                 34,420
                                                                                                 --------------
    Total Liabilities ..................................................................              4,017,217
                                                                                                 --------------
NET ASSETS:
Capital ................................................................................             49,655,384
Accumulated net investment income ......................................................                  5,407
Accumulated net realized loss on investments and futures contracts .....................               (166,268)
Net unrealized appreciation on investments .............................................             13,799,734
Unrealized appreciation of futures contracts ...........................................                    688
                                                                                                 --------------
    Net Assets .........................................................................         $   63,294,945
                                                                                                 ==============
Net Assets
  Class A ..............................................................................         $   22,426,372
  Class B ..............................................................................             13,839,882
  Class I ..............................................................................             27,028,691
                                                                                                 --------------
    Total ..............................................................................         $   63,294,945
                                                                                                 ==============
Shares Outstanding
  (unlimited number of shares authorized with $.01 par value)
  Class A ..............................................................................              1,962,621
  Class B ..............................................................................              1,212,985
  Class I ..............................................................................              2,376,068
                                                                                                 --------------
  Total ................................................................................              5,551,674
                                                                                                 ==============
Net asset value
  Class A - Redemption Price Per Share(A) ..............................................         $        11.43
                                                                                                 ==============
  Class A - Maximum Sales Charge .......................................................                   5.25%
                                                                                                 ==============
  Class A - Maximum Offering Price Per Share
    [100%/(100%-Maximum Sales Charge) of
    net asset value adjusted to the nearest cent] ......................................         $        12.06
                                                                                                 ==============
  Class B - offering price per share**(A) ..............................................         $        11.41
                                                                                                 ==============
  Class I - offering price per share**(A) ..............................................         $        11.38
                                                                                                 ==============

*     Includes securities on loan, $3,453,823.

**    Redemption price per share varies by length of time shares are held.

(A)   Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

-----------------------
Statement of operations
-----------------------

MMA Praxis Value Index Fund
Statement of operations
For the year ended December 31, 2006


INVESTMENT INCOME:
Dividends ..............................................................................         $    1,459,414
Foreign tax withholding ................................................................                    (57)
Interest ...............................................................................                  5,782
Income from securities lending .........................................................                  2,843
Interest from affiliates ...............................................................                 16,845
                                                                                                 --------------
    Total Investment Income ............................................................              1,484,827
                                                                                                 --------------

EXPENSES:
Investment advisory fees ...............................................................                170,546
Distribution fees-Class A ..............................................................                 68,492
Distribution fees-Class B ..............................................................                 92,933
Shareholder servicing fees-Class A .....................................................                 68,486
Shareholder servicing fees-Class B .....................................................                 30,978
Administration fees ....................................................................                 79,571
Legal fees and expenses ................................................................                 86,076
Reimbursement of Fund expenses paid by Adviser .........................................                  4,734
Trustees' fee and expenses .............................................................                 35,250
Custodian fees .........................................................................                  6,324
Other expenses .........................................................................                128,836
                                                                                                 --------------
    Total expenses before reductions/reimbursements ....................................                772,226
  Expenses reimbursed by Investment Adviser ............................................                 (9,996)
  Expenses reduced by Distributor ......................................................                (93,269)
  Expenses reduced by Custodian ........................................................                 (5,475)
                                                                                                 --------------
    Net Expenses .......................................................................                663,486
                                                                                                 --------------

Net Investment Income ..................................................................                821,341
                                                                                                 --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and futures contracts .................................              3,952,768
Change in unrealized appreciation/depreciation of investments during the year ..........              5,995,193
Change in unrealized appreciation/depreciation of futures contracts during the year ....                 10,438
                                                                                                 --------------
Net realized and unrealized gain on investments and futures contracts ..................              9,958,399
                                                                                                 --------------
Net increase in net assets resulting from operations ...................................         $   10,779,740
                                                                                                 ==============

See notes to financial statements.

                                             -----------------------------------
                                             Statements of changes in net assets
                                             -----------------------------------

MMA Praxis Value Index Fund
Statements of changes in net assets

                                                                                          Year Ended          Year Ended
                                                                                         December 31,         December 31,
                                                                                             2006                 2005
--------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Net investment income ..........................................................         $    821,341         $    665,305
Net realized gain on investments and futures contracts .........................            3,952,768              553,329
Change in unrealized appreciation/depreciation of investments and
     futures contracts during the year .........................................            6,005,631            1,728,467
                                                                                         ------------         ------------
Net increase in net assets resulting from operations ...........................           10,779,740            2,947,101
                                                                                         ------------         ------------

Distributions to Class A Shareholders:
   From net investment income ..................................................             (229,838)            (567,190)
   From net realized gain on investment ........................................           (1,046,612)                  --

Distributions to Class B Shareholders:
   From net investment income ..................................................              (84,278)             (98,099)
   From net realized gain on investment ........................................             (653,735)                  --

Distributions to Class I Shareholders:
   From net investment income ..................................................             (473,923)                  --
   From net realized gain on investment ........................................           (1,273,012)                  --
                                                                                         ------------         ------------
Change in net assets from distributions to shareholders ........................           (3,761,398)            (665,289)
                                                                                         ------------         ------------

Change in net assets from capital transactions .................................            4,598,465            6,229,137
                                                                                         ------------         ------------

Change in net assets ...........................................................           11,616,807            8,510,949

Net Assets:
   Beginning of year ...........................................................           51,678,138           43,167,189
                                                                                         ------------         ------------
   End of year .................................................................         $ 63,294,945         $ 51,678,138
                                                                                         ============         ============

Accumulated (distributions in excess of) net investment income .................         $      5,407         $    (16,939)
                                                                                         ============         ============

See notes to financial statements.

--------------------
Financial highlights
--------------------

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the year indicated.

                                                                               Class A Shares
                                                 -----------------------------------------------------------------------------
                                                 Year Ended       Year Ended     Year Ended      Year Ended      Year Ended
                                                 December 31,    December 31,    December 31,    December 31,    December 31,
                                                     2006            2005            2004           2003            2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $     10.09     $      9.65     $      8.65     $      6.72     $      8.79
                                                 -----------     -----------     -----------     -----------     -----------
Investment Activities:
   Net investment income ......................         0.22            0.15            0.12            0.10            0.07
   Net realized and unrealized gains (losses)
         from investments .....................         1.82            0.44            1.00            1.93           (2.07)
                                                 -----------     -----------     -----------     -----------     -----------
   Total from Investment Activities ...........         2.04            0.59            1.12            2.03           (2.00)
                                                 -----------     -----------     -----------     -----------     -----------

Distributions:
   Net investment income ......................        (0.13)          (0.15)          (0.12)          (0.10)          (0.07)
   Net realized gain ..........................        (0.57)             --              --              --              --
   Tax return of capital ......................           --              --              --          -- (a)              --
                                                 -----------     -----------     -----------     -----------     -----------
   Total Distributions ........................        (0.70)          (0.15)          (0.12)          (0.10)          (0.07)
                                                 -----------     -----------     -----------     -----------     -----------
Paid-in capital from redemption fees (a) ......           --              --              --              --              --
                                                 -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ..................  $     11.43     $     10.09     $      9.65     $      8.65     $      6.72
                                                 ===========     ===========     ===========     ===========     ===========
Total Return (excludes sales charge) ..........        20.41%           6.12%          13.07%          30.38%         (22.81%)

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    22,426     $    39,874     $    33,640     $    25,815     $    15,071
   Ratio of expenses to average net assets ....         1.11%           1.04%           1.04%           0.95%           0.95%
   Ratio of net investment income
     to average net assets ....................         1.52%           1.55%           1.45%           1.49%           0.98%
   Ratio of expenses to average net assets* ...         1.37%           1.30%           1.48%           1.71%           2.13%
Portfolio Turnover (b) ........................        55.37%          25.25%          24.76%          35.21%          30.61%
------------------------------------------------------------------------------------------------------------------------------


* During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.


                                                                               Class A Shares
                                                 -----------------------------------------------------------------------------
                                                  Year Ended     Year Ended      Year Ended      Year Ended       Year Ended
                                                 December 31,    December 31,    December 31,    December 31,    December 31,
                                                     2006            2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $     10.07     $      9.62     $      8.64     $      6.71     $      8.78
                                                 -----------     -----------     -----------     -----------     -----------
Investment Activities:
   Net investment income ......................         0.10            0.09            0.08            0.07            0.03
   Net realized and unrealized gains (losses)
     from investments .........................         1.88            0.45            0.98            1.93           (2.07)
                                                 -----------     -----------     -----------     -----------     -----------
   Total from Investment Activities ...........         1.98            0.54            1.06            2.00           (2.04)
                                                 -----------     -----------     -----------     -----------     -----------

Distributions:
   Net investment income ......................        (0.07)          (0.09)          (0.08)          (0.07)          (0.03)
   Net realized gain ..........................        (0.57)             --              --              --              --
                                                 -----------     -----------     -----------     -----------     -----------
   Total Distributions ........................        (0.64)          (0.09)          (0.08)          (0.07)          (0.03)
                                                 -----------     -----------     -----------     -----------     -----------
Paid-in capital from redemption fees ..........           --(a)           --              --              --              --
                                                 -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ..................  $     11.41     $     10.07     $      9.62     $      8.64     $      6.71
                                                 ===========     ===========     ===========     ===========     ===========
Total Return (excludes redemption charge) .....        19.85%           5.61%          12.31%          29.82%         (23.24%)

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    13,840     $    11,804     $     9,155     $     5,651     $     3,227
   Ratio of expenses to average net assets ....         1.67%           1.59%           1.60%           1.50%           1.50%
   Ratio of net investment income
     to average net assets ....................         0.93%           1.00%           0.91%           0.94%           0.44%
   Ratio of expenses to average net assets* ...         1.89%           1.78%           1.99%           2.21%           2.64%
Portfolio Turnover (b) ........................        55.37%          25.25%          24.76%          35.21%          30.61%
------------------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                Class I Shares
                                                                ----------------
                                                                Period Ended
                                                                December 31,
                                                                2006 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......................    $      10.90
                                                                ------------
Investment Activities:
    Net investment income ..................................            0.12
    Net realized and unrealized gains from investments .....            1.13
                                                                ------------
    Total from Investment Activities .......................            1.25
                                                                ------------
Distributions:
    Net investment income ..................................           (0.20
    Net realized gain ......................................           (0.57
                                                                ------------
   Total Distributions .....................................           (0.77
                                                                ------------
Net Asset Value, End of Period .............................    $      11.38
                                                                ============
Total Return (excludes redemption charge) ..................           11.67%(b)

Ratios/Supplemental Data:
    Net assets at end of period (000) ......................    $     27,029
    Ratio of expenses to average net assets ................            0.89%(c)
    Ratio of net investment income to average net assets ...            1.69%(c)
    Ratio of expenses to average net assets* ...............            0.95%(c)
Portfolio Turnover (d) .....................................           55.37
--------------------------------------------------------------------------------

* During the period, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

-----------------------------
MMA Praxis International Fund
-----------------------------

MMA Praxis International Fund
Annual report to shareholders
Portfolio manager's letter

In 2006, we made some major shifts in portfolio structure. Geographically, these involved sizeable reductions in both Japan and the United Kingdom in favor of increased weights in Europe, emerging markets, and, to a lesser extent, Asia ex-Japan. Japan, the largest move, had been a strong performing market in the latter part of 2005 and we had moved to a rare overweight position by year end, participating in the upside of the market. However, we adopted a more negative outlook for the economy and market, and began reducing our weights there, starting with sales of retailers and financials and moving most of the proceeds into European markets. These markets and the European economy in general began to show some promise and we viewed Germany as the most attractive. Financials and industrials across Europe were represented through some new and increased holdings.

Second quarter 2006 experienced a market environment that revealed whiffs of both euphoria and panic, creating a mini-bubble and burst all within a single quarter. This pivoted around May 10 and was particularly felt in the equity leadership areas of small cap, emerging markets, and the economic sectors of materials, industrials, and commodities. Markets moved from a mindset of limited concern about risk, to revisiting the possible downside in asset and equity prices.

These conditions led us to adopt a more defensive posture in the portfolio and to increase cash. While the markets achieved some level of stability in the third quarter and finished out the year with a robust final quarter, we were wary of the strength of the recovery and placed emphasis on larger cap global companies, particularly those with strong balance sheets, solid and predicable cash flows, and shareholder-friendly managements. These companies have been out of favor with investors for some time and were trading at very attractive relative multiples at mid-year.

Changes in sector weight were largely accounted for by increases in Information Technology, Telecom Services, and Consumer Staples funded by reductions in Consumer Discretionary, Utilities, and Health Care.

Contributors to performance

On a country basis, Germany, France, Brazil, and Hong Kong had the largest positive effect on the portfolio in 2006. Overweight positions in Germany and France, both strong performing markets, were rewarded along with outperformance by portfolio holdings in each. One stock that stood out was, Sodexho, the French catering company with a global reach. It continued to deliver solid revenue growth driven by outsourcing and its strong position in several sectors. Another was Germany's IVG Immobilien, a commercial real estate company that benefited from increased demand and rentals for European real estate, as well as from its holdings of underground natural gas storage caverns, which appreciated strongly. Real estate was a similarly positive exposure in Argentina where the dominant mall developer IRSA-Inversiones' strength reflected the country's improved economic position while in the United Kingdom. British Land was very strong also on increased demand and rental levels. KCI Konecranes International, the Finnish-based leading provider of cranes used in port facilities also proved to be a successful stock pick. In Brazil, an improved economic outlook and certainty on the outcome of the presidential election there helped propel the market with strong contributions from two new holdings: Banco do Brasil and Companhia Vale do Rio Doce, the world's largest producer of iron ore, and from TIM Participacoes, the mobile cell phone provider. China Unicom, the Hong Kong-quoted provider of telecom services in a rapidly growing Chinese market was a bright star.

On a sector basis for the 12-month period, the strongest contributors to performance were Information Technology and Telecommunication Services. In both sectors our superior stock selection proved to be beneficial. In Information Technology, the biggest contributor for the 12-month period was Nintendo. The Japanese game console manufacturer rose strongly throughout the year on heightened expectations that its next generation game console, "The Wii," will dominate its space. In Industrials the Dutch temporary employment company, USG People, was a strong contributor supported by the view that it would be an early beneficiary of the expected pick-up in demand for labor as economies recover and European employment regulations eased.

Detractors from performance

On a country basis, the United Kingdom, Sweden, the Netherlands, and South Korea were the most negative countries. In the United Kingdom, an underweight in a strong performing market combined with underperformance in some individual holdings hurt the portfolio. BP, the portfolio's heaviest individual weight, suffered from the fall of oil prices during the second half of the year. They also suffered as a result of fallout from the fatal 2005 explosion at its Texan oil refinery (the third largest oil refinery in the United States) and more recent pipeline problems in its Prudhoe Bay, Alaska oilfield in August 2006. Sweden detracted due to an underweight in a strong performing market. In the Netherlands, electronics company, Phillips, suffered from difficulties in its joint venture with Korea's LG. In Japan, some individual holdings, including retailers, Yamada Denki and Isetan, and financials Takefuji and Orix, showed the greatest weakness for the period. The Bank of Japan had failed to increase interest rates and this prevented Japanese banks from increasing their net interest margins. Japanese financials are also somewhat of a proxy for the overall market, which was weak in 2006 following the sharp run-up in the second half of 2005.

On a sector basis, the largest detractors were Consumer Discretionary, Materials, and Financials. Our overweight and stock selection in Consumer Discretionary detracted from performance. In Materials, Toray Industries, the Japanese leader in advance materials was the leading detractor for the sector. The negative impact in Financials was largely from the Japanese holdings.

The stewardship investing screens applied to the Fund appear to have had a slightly negative impact on the Fund's return during the year. Deviation of the Fund's returns from its unscreened benchmark, the MSCI EAFE Index, is to be expected in part due to the comprehensive application of the screens across industries and countries and due to the portfolio management strategies used in managing the Fund.

Strategy and outlook

This part of our annual report is always the most difficult because no one has a crystal ball. Yet any investment report without an "outlook" can seem like a farmer without a plough.

What seems more valuable is to outline again what our investment philosophy is regarding the portfolio, and how we are positioned for the investment journey ahead. Generally speaking, we try to keep risk low and generate good investment performance over the long term. Some years this philosophy leads to underperformance, such as in the tech go-go period and in 2006, which was a period of abundant liquidity when high risk-taking had a big payoff. In other years, this philosophy has lead to outperformance, such as in the 2000 to 2002 tech wreck bear market. We look for businesses we can understand, that are not too expensive, have good balance sheets, and are generally stable earners with predictable future cash flows. Finally, we seek managements that align the interests of the company with those of shareholders. Currently, we find that many large dominant companies are on the bargain counter. They are out of favor, and have become increasingly so over the last few years. It is very difficult to know when these blue chips will come back into favor, but we do know they are inexpensive for their quality and satisfy their criteria outlined above. Here are some representative examples of companies we own that have high sustainable ROE's, and P/E's that are inexpensive relative to their ROE's - one indication of good valuation. In addition, they have many of the characteristics mentioned previously that we look for.

                               Market Value     P/E         ROE         Yield
   Company                        $Bn            X           %            %
   -------------------          --------     --------     --------     --------
   Toyota                         226          15.7         14.0         1.40
   Nestle                         145          17.0         17.8         2.45
   Royal Bank of Scotland         123           9.1         16.1         3.45
   Novartis                       160          17.2         20.0         2.07
   Telefonica                     106          12.6         18.3         4.50
   Canon                           80          17.1         16.3         1.70
   Cemex                           24           8.9         12.8         2.00

In 2007, we will continue to focus on these kinds of companies, because that is where we believe the genuine investment value lies, especially when adjusted for risk.

Gilman C. Gunn, III
MMA Praxis International Fund Manager

------------------
Performance review
------------------

MMA Praxis International Fund
Performance review

Average annual total returns as of 12/31/06

  [The following table was represented as a bar chart in the printed material.]

                     Inception                                           Since
                       Date         1 Year      3 Year       5 Year    Inception
                       ----         ------      ------       ------    ---------
Class A               5/12/99       20.31%      15.79%        9.76%      6.10%
Class A*              5/12/99       14.01%      13.73%        8.59%      5.52%

Class B                4/1/97       19.45%      14.92%        9.07%      5.64%
Class B**              4/1/97       15.45%      14.16%        8.93%      5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 4/1/97 to 12/31/06

 [The following table was represented as a line chart in the printed material.]

                                                                   MSCI EAFE
                          Class A*              Class B             Index (1)

       4/1/1997             9,479                 10,000             10,000
      6/30/1997            10,902                 11,501             11,306
      9/30/1997            10,949                 11,550             11,234
     12/31/1997            10,085                 10,639             10,361
      3/31/1998            11,737                 12,382             11,893
      6/30/1998            12,496                 13,183             12,028
      9/30/1998            10,867                 11,464             10,326
     12/31/1998            12,503                 13,190             12,468
      3/31/1999            12,762                 13,463             12,650
      6/30/1999            13,327                 14,060             12,980
      9/30/1999            14,083                 14,830             13,559
     12/31/1999            17,811                 18,731             15,871
      3/31/2000            18,222                 19,143             15,863
      6/30/2000            16,588                 17,401             15,245
      9/30/2000            15,267                 15,996             14,024
     12/31/2000            14,209                 14,867             13,656
      3/31/2001            12,213                 12,763             11,791
      6/30/2001            11,612                 12,110             11,688
      9/30/2001             9,706                 10,102             10,058
     12/31/2001            10,596                 11,015             10,760
      3/31/2002            10,723                 11,146             10,821
      6/30/2002            10,137                 10,517             10,611
      9/30/2002             8,128                  8,423              8,522
     12/31/2002             8,553                  8,841              9,074
      3/31/2003             7,669                  7,920              8,336
      6/30/2003             8,976                  9,257              9,968
      9/30/2003             9,566                  9,846             10,783
     12/31/2003            10,873                 11,180             12,628
      3/31/2004            11,324                 11,613             13,184
      6/30/2004            10,942                 11,204             13,242
      9/30/2004            10,872                 11,120             13,211
     12/31/2004            12,508                 12,767             15,240
      3/31/2005            12,427                 12,658             15,225
      6/30/2005            12,248                 12,457             15,111
      9/30/2005            13,337                 13,546             16,688
     12/31/2005            14,030                 14,235             17,377
      3/31/2006            15,182                 15,372             19,023
      6/30/2006            15,085                 15,266             19,202
      9/30/2006            15,439                 15,625             19,967
     12/31/2006            16,880                 17,083             22,044

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97.

(1) The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%
ARGENTINA -- 0.7%
AGRICULTURE -- 0.1%
Cresud S.A. ADR (b) ............................................................               11,503         $    201,303
                                                                                                              ------------
BANKS -- 0.2%
Banco Macro Bansud S.A. (b) ....................................................               12,846              400,924
                                                                                                              ------------
REAL ESTATE -- 0.4%
IRSA Inversiones y Representaciones S.A. (a) ...................................               29,331              495,986
                                                                                                              ------------
                                                                                                                 1,098,213
                                                                                                              ------------
AUSTRALIA -- 1.1%
AIRPORT DEVELOPMENT -- 0.3%
Macquarie Airports .............................................................              148,104              420,833
                                                                                                              ------------
FINANCIAL SERVICES -- 0.4%
National Australia Bank Ltd. ...................................................               19,842              632,714
                                                                                                              ------------
GOLD MINING -- 0.2%
Newcrest Mining Ltd. (b) .......................................................               19,962              415,169
                                                                                                              ------------
INVESTMENT COMPANIES -- 0.2%
Macquarie Infrastructure Group (b) .............................................              109,776              299,795
                                                                                                              ------------
                                                                                                                 1,768,511
                                                                                                              ------------
BELGIUM -- 1.2%
CHEMICALS-SPECIALTY -- 0.2%
Umicore ........................................................................                2,341              398,639
                                                                                                              ------------
ELECTRONIC COMPONENTS -- 0.1%
Barco  N.V .....................................................................                2,031              184,990
                                                                                                              ------------
SPECIAL PURPOSE ENTITY -- 0.9%
Compagnie Nationale a Portefeuille (CNP)/National
     Portefeuille Maatschappij (NPM) ...........................................                3,900              251,540
Groupe Bruxelles Lamber S.A ....................................................                9,356            1,124,498
                                                                                                              ------------
                                                                                                                 1,376,038
                                                                                                              ------------
                                                                                                                 1,959,667
                                                                                                              ------------
BERMUDA -- 0.3%
INSURANCE -- 0.3%
Catlin Group Ltd. ..............................................................               47,215              476,172
                                                                                                              ------------
BRAZIL -- 0.9%
BANKS -- 0.1%
Banco do Brasil S.A ............................................................                8,000              239,633
                                                                                                              ------------
MINERALS -- 0.8%
Companhia Vale do Rio Doce ADR (b) .............................................               44,187            1,314,121
                                                                                                              ------------
                                                                                                                 1,553,754
                                                                                                              ------------
CANADA -- 0.5%
GOLD MINING -- 0.2%
Meridian Gold, Inc. (a)(b) .....................................................               14,876              413,404
                                                                                                              ------------
TELECOMMUNICATIONS -- 0.3%
BCE, Inc. ......................................................................               15,800              425,416
                                                                                                              ------------
                                                                                                                   838,820
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
CHINA -- 0.2%
TRANSPORTATION SERVICES -- 0.2%
Sinotrans Ltd. .................................................................              841,000         $    303,821
                                                                                                              ------------
DENMARK -- 0.3%
BANKS -- 0.1%
Danske Bank A/S ................................................................                4,800              213,296
                                                                                                              ------------
INSURANCE -- 0.2%
Trygvesta  AS (b) ..............................................................                4,526              345,750
                                                                                                              ------------
                                                                                                                   559,046
                                                                                                              ------------
FINLAND -- 0.4%
FINANCIAL SERVICES -- 0.2%
Sampo Oyj ......................................................................               10,500              281,090
                                                                                                              ------------
MACHINERY & ENGINEERING -- 0.2%
KCI Konecranes Oyj .............................................................               15,400              453,330
                                                                                                              ------------
                                                                                                                   734,420
                                                                                                              ------------
FRANCE -- 12.7%
BANKS -- 1.6%
BNP Paribas S.A ................................................................               25,089            2,737,253
                                                                                                              ------------
BUILDING & CONSTRUCTION -- 1.8%
Bouygues S.A ...................................................................               14,351              921,245
Compagnie de Saint Gobain ......................................................               17,789            1,494,646
Imerys S.A .....................................................................                6,748              600,376
                                                                                                              ------------
                                                                                                                 3,016,267
                                                                                                              ------------
COMPUTER-AIDED DESIGN -- 0.8%
Dassault Systemes S.A. (b) .....................................................               17,354              920,904
Ingenico S.A. (a)(b) ...........................................................               16,047              412,005
                                                                                                              ------------
                                                                                                                 1,332,909
                                                                                                              ------------
CONSULTING SERVICES -- 0.2%
Altran Technologies S.A. (a) ...................................................               28,115              256,451
                                                                                                              ------------
ELECTRIC SERVICES -- 0.7%
Carbone Lorraine S.A ...........................................................                3,035              170,870
Schneider Electric S.A .........................................................                8,739              970,167
                                                                                                              ------------
                                                                                                                 1,141,037
                                                                                                              ------------
FOOD DIVERSIFIED -- 1.1%
Sodexho Alliance S.A ...........................................................               28,957            1,816,812
                                                                                                              ------------
FOOD RETAIL -- 1.4%
Carrefour S.A ..................................................................               39,772            2,411,888
                                                                                                              ------------
INSURANCE -- 1.5%
Axa ............................................................................               25,661            1,038,906
CNP Assurances (b) .............................................................               13,160            1,469,653
                                                                                                              ------------
                                                                                                                 2,508,559
                                                                                                              ------------
MEDIA -- 1.5%
Vivendi Universal S.A ..........................................................               63,303            2,474,295
                                                                                                              ------------
OFFICE AUTOMATION & EQUIPMENT -- 1.0%
Neopost S.A ....................................................................               13,560            1,703,167
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
TELECOMMUNICATIONS -- 0.4%
France Telecom S.A .............................................................               25,623         $    708,603
                                                                                                              ------------
TIRE & RUBBER -- 0.7%
Michelin (b) ...................................................................               11,914            1,140,209
                                                                                                              ------------
                                                                                                                21,247,450
                                                                                                              ------------
GERMANY -- 9.2%
APPAREL MANUFACTURERS -- 0.4%
Adidas Salomon AG ..............................................................               13,911              694,678
                                                                                                              ------------
BANKS -- 1.7%
Deutsche Bank AG ...............................................................               19,994            2,680,998
                                                                                                              ------------
BUILDING & CONSTRUCTION -- 0.6%
Bilfinger Berger AG ............................................................               12,605              922,808
                                                                                                              ------------
CHEMICALS -- 0.4%
BASF AG ........................................................................                7,578              741,145
                                                                                                              ------------
ELECTRIC-INTEGRATED -- 1.4%
RWE AG (b) .....................................................................               21,409            2,358,650
                                                                                                              ------------
INSURANCE -- 0.7%
Allianz AG .....................................................................                5,669            1,159,243
                                                                                                              ------------
MACHINERY / PRINT TRADE -- 0.2%
Heidelberger Druckmaschin ......................................................                6,664              315,980
                                                                                                              ------------
PHARMACEUTICALS -- 1.2%
Fresenius AG ...................................................................                9,775            2,091,002
                                                                                                              ------------
REAL ESTATE -- 1.4%
IVG Immobilien AG ..............................................................               48,465            2,110,568
Patrizia Immobilien AG (a)(b) ..................................................               10,529              307,718
                                                                                                              ------------
                                                                                                                 2,418,286
                                                                                                              ------------
SOFTWARE -- 1.2%
SAP AG .........................................................................               37,300            1,986,248
                                                                                                              ------------
                                                                                                                15,369,038
                                                                                                              ------------
GREECE -- 0.2%
FINANCIAL SERVICES -- 0.2%
Hellenic Exchanges S.A .........................................................               16,136              296,925
                                                                                                              ------------
HONG KONG -- 2.9%
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
Guoco Group Ltd. ...............................................................               76,000              937,994
                                                                                                              ------------
REAL ESTATE INVESTMENT / MANAGEMENT -- 0.3%
Hysan Development Company Ltd. .................................................              221,000              578,192
                                                                                                              ------------
REAL ESTATE OPERATORS/DEVELOPERS -- 0.3%
Chinese Estates Holdings Ltd. (b) ..............................................              370,000              448,093
                                                                                                              ------------
TELECOMMUNICATIONS -- 1.2%
China Unicom Ltd. ..............................................................            1,460,000            2,139,799
                                                                                                              ------------
TELEVISION -- 0.5%
Television Broadcasts Ltd. .....................................................              125,000              763,342
                                                                                                              ------------
                                                                                                                 4,867,420
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
HUNGARY -- 0.1%
OIL COMP INTEGRATED -- 0.1%
MOL Hungarian Oil and Gas Nyrt. (b) ............................................                1,913         $    217,126
                                                                                                              ------------
INDIA -- 0.2%
BANKS -- 0.2%
ICICI Bank Ltd. ................................................................                8,874              370,401
                                                                                                              ------------
IRELAND -- 2.0%
BANKS -- 0.6%
Anglo Irish Bank Corp. plc .....................................................               50,914            1,051,817
                                                                                                              ------------
BUILDING PRODUCTS -- 0.4%
CRH plc ........................................................................               15,115              630,099
                                                                                                              ------------
FINANCIAL SERVICES -- 1.0%
Irish Life & Permanent plc .....................................................               61,359            1,703,360
                                                                                                              ------------
                                                                                                                 3,385,276
                                                                                                              ------------
ISRAEL -- 0.6%
PHARMACEUTICALS -- 0.6%
Teva Pharmaceutical Industries Ltd. ............................................               31,067              965,562
                                                                                                              ------------
ITALY -- 1.6%
BANKS -- 0.2%
UniCredito Italiano S.p.A ......................................................               44,115              386,672
                                                                                                              ------------
FINANCIAL SERVICES -- 1.1%
IFI-Istituto Finanziario Industriale S.p.A. (a) ................................               24,364              736,500
IFIL-Investments S.p.A .........................................................              128,060            1,048,079
                                                                                                              ------------
                                                                                                                 1,784,579
                                                                                                              ------------
RETAIL -- 0.3%
Geox S.p.A .....................................................................               36,323              563,389
                                                                                                              ------------
                                                                                                                 2,734,640
                                                                                                              ------------
JAPAN -- 15.7%
AUTOMOTIVE -- 1.9%
Toyota Motor Corp. .............................................................               48,000            3,210,621
                                                                                                              ------------
BANKS -- 2.3%
Bank of Yokohama Ltd. ..........................................................              157,000            1,229,561
Chiba Bank .....................................................................               64,000              541,019
Mitsubishi Tokyo Financial Group, Inc. .........................................                   63              778,203
Sumitoma Mitsui Financial Group, Inc. ..........................................                   82              840,637
Sumitomo Trust & Banking Co. ...................................................               41,000              429,965
                                                                                                              ------------
                                                                                                                 3,819,385
                                                                                                              ------------
BUILDING & CONSTRUCTION -- 0.3%
Okumura Corp. (b) ..............................................................               91,000              450,393
                                                                                                              ------------
CHEMICALS -- 0.8%
Hitachi Chemical Co. Ltd. ......................................................               18,000              496,113
Sanyo Chemical Industries Ltd. (b) .............................................                6,000               40,284
Sumitomo Chemical Co. Ltd. .....................................................               53,000              411,067
Tokuyama Corp. (b) .............................................................               27,000              411,109
                                                                                                              ------------
                                                                                                                 1,358,573
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
COSMETICS & TOILETRIES -- 0.8%
Kao Corp. ......................................................................               30,000         $    809,210
Shiseido Company Ltd. ..........................................................               28,000              607,033
                                                                                                              ------------
                                                                                                                 1,416,243
                                                                                                              ------------
ELECTRONIC & ELECTRICAL - GENERAL -- 2.2%
CANON, Inc. ....................................................................               34,000            1,914,205
Fanuc Ltd. .....................................................................                4,900              482,568
Sharp Corp. ....................................................................               43,000              740,725
THK CO. Ltd. ...................................................................               27,000              696,525
                                                                                                              ------------
                                                                                                                 3,834,023
                                                                                                              ------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 0.1%
Tokyo Electron Ltd. ............................................................                2,900              228,579
                                                                                                              ------------
ENTERTAINMENT SYSTEMS -- 2.2%
Nintendo Co. Ltd. ..............................................................               14,200            3,687,072
                                                                                                              ------------
FINANCIAL SERVICES -- 1.0%
Mizuho Financial Group .........................................................                  134              957,102
Orix Corp. .....................................................................                2,340              677,392
                                                                                                              ------------
                                                                                                                 1,634,494
                                                                                                              ------------
FOOD PRODUCTS & SERVICES -- 0.2%
Ezaki Glico Co. Ltd. ...........................................................               28,000              289,400
                                                                                                              ------------
GAS DISTRIBUTION -- 0.5%
TOKYO GAS CO. LTD ..............................................................              156,000              829,780
                                                                                                              ------------
INSURANCE -- 0.8%
Mitsui Sumitomo Insurance Co. ..................................................               83,000              908,080
Sompo Japan Insurance, Inc. ....................................................               32,000              391,244
                                                                                                              ------------
                                                                                                                 1,299,324
                                                                                                              ------------
MOTION PICTURES & SERVICES -- 0.2%
Toho Co. Ltd. ..................................................................               14,500              261,964
                                                                                                              ------------
REAL ESTATE INVESTMENT / MANAGEMENT -- 0.7%
Mitsubishi Estate Co. Ltd. .....................................................               22,000              569,388
Tokyo Tatemono Co. Ltd. (b) ....................................................               61,000              679,686
                                                                                                              ------------
                                                                                                                 1,249,074
                                                                                                              ------------
RETAIL -- 0.6%
Takashimaya Co. Ltd. ...........................................................               31,000              438,150
Yamada Denki Co. Ltd. (b) ......................................................                6,500              551,657
                                                                                                              ------------
                                                                                                                   989,807
                                                                                                              ------------
SOFTWARE -- 0.4%
SQUARE ENIX CO. LTD. (b) .......................................................               25,300              663,300
                                                                                                              ------------
TEXTILES -- 0.7%
TORAY INDUSTRIES, INC ..........................................................              151,000            1,131,818
                                                                                                              ------------
                                                                                                                26,353,850
                                                                                                              ------------
MEXICO -- 0.9%
BROADCAST SERVICES -- 0.3%
Grupo Televisa S.A .............................................................               18,735              506,032
                                                                                                              ------------
BUILDING PRODUCTS -- 0.5%
Cemex S.A. ADR .................................................................               21,861              739,558
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
RETAIL -- 0.1%
Controladora Comercial Mexicna S.A. de C.V .....................................               92,400         $    239,478
                                                                                                              ------------
                                                                                                                 1,485,068
                                                                                                              ------------
NETHERLANDS -- 4.8%
BANKS -- 0.8%
ABN AMRO Holding N.V ...........................................................               41,632            1,338,181
                                                                                                              ------------
BUILDING & CONSTRUCTION -- 0.2%
Koninklijke Boskalis Westminster N.V ...........................................                3,987              394,726
                                                                                                              ------------
CHEMICALS -- 0.5%
Akzo Nobel N.V .................................................................               14,671              894,920
                                                                                                              ------------
ELECTRONIC & ELECTRICAL - GENERAL -- 0.9%
Philips Electronics N.V ........................................................               38,693            1,459,256
                                                                                                              ------------
FINANCIAL SERVICES -- 1.3%
ING Groep N.V ..................................................................               49,006            2,172,942
                                                                                                              ------------
FOOD DIVERSIFIED -- 0.7%
Unilever NV ....................................................................               42,582            1,163,550
                                                                                                              ------------
TELECOMMUNICATIONS -- 0.4%
Koninklijke (Royal) KPN N.V ....................................................               48,200              685,254
                                                                                                              ------------
                                                                                                                 8,108,829
                                                                                                              ------------
NORWAY -- 2.4%
OIL COMP-INTEGRATED -- 1.6%
Statoil ASA (b) ................................................................               97,900            2,594,787
                                                                                                              ------------
TELECOM SERVICES -- 0.8%
Telenor ASA (b) ................................................................               75,000            1,410,430
                                                                                                              ------------
                                                                                                                 4,005,217
                                                                                                              ------------
RUSSIA -- 0.6%
STEEL -- 0.2%
Evraz Group GDR ................................................................               11,960              307,252
                                                                                                              ------------
TELECOMMUNICATIONS -- 0.4%
AFK Sistema ....................................................................               22,458              718,656
                                                                                                              ------------
                                                                                                                 1,025,908
                                                                                                              ------------
SINGAPORE -- 1.3%
DIVERSIFIED OPERATIONS -- 0.9%
Keppel Corp. Ltd. ..............................................................              133,000            1,526,343
                                                                                                              ------------
FINANCIAL SERVICES -- 0.4%
DBS Group Holdings Ltd. ........................................................               47,000              692,619
                                                                                                              ------------
                                                                                                                 2,218,962
                                                                                                              ------------
SOUTH AFRICA -- 0.2%
METALS -- 0.1%
Impala Platinum Holdings Ltd. ..................................................                8,035              210,604
                                                                                                              ------------
MINING -- 0.1%
Gold Fields Ltd. (b) ...........................................................               10,964              207,000
                                                                                                              ------------
                                                                                                                   417,604
                                                                                                              ------------
SOUTH KOREA -- 0.5%
AUTOMOTIVE -- 0.2%
Hyundai Motor Co. Ltd. GDR (b) .................................................               14,605              298,380
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
FOOD PRODUCTS -- 0.2%
Lotte Confectionary Co. Ltd. (a) ...............................................                  275         $    358,181
                                                                                                              ------------
TELECOMMUNICATIONS -- 0.1%
KT Corp. (a) ...................................................................                4,730              236,755
                                                                                                              ------------
                                                                                                                   893,316
                                                                                                              ------------
SPAIN -- 4.1%
APPAREL -- 0.5%
Industria de Diseno Textil, S.A ................................................               15,649              843,028
                                                                                                              ------------
BANKS -- 0.8%
Banco Santander Central Hispano S.A ............................................               69,540            1,297,994
                                                                                                              ------------
UTILITIES - TELECOMMUNICATIONS -- 2.8%
Telefonica S.A .................................................................              223,212            4,749,756
                                                                                                              ------------
                                                                                                                 6,890,778
                                                                                                              ------------
SWEDEN -- 1.6%
METALS -- 0.4%
Assa Abloy AB ..................................................................               27,800              605,001
                                                                                                              ------------
RETAIL -- 0.3%
AB Lindex (b) ..................................................................               40,400              517,790
                                                                                                              ------------
WIRELESS COMMUNICATIONS -- 0.9%
Telefonaktiebolaget LM Ericsson ................................................              366,000            1,478,091
                                                                                                              ------------
                                                                                                                 2,600,882
                                                                                                              ------------
SWITZERLAND -- 10.0%
CHEMICALS -- 0.9%
Lonza Group AG .................................................................               16,746            1,447,151
                                                                                                              ------------
FINANCIAL SERVICES -- 1.1%
Credit Suisse Group ............................................................                3,050              213,387
UBS AG .........................................................................               26,232            1,594,157
                                                                                                              ------------
                                                                                                                 1,807,544
                                                                                                              ------------
FOOD PRODUCTS -- 4.0%
Lindt & Spruengli AG ...........................................................                  498            1,229,367
Nestle S.A .....................................................................               15,688            5,574,808
                                                                                                              ------------
                                                                                                                 6,804,175
                                                                                                              ------------
INSURANCE -- 0.6%
Swiss Re .......................................................................               12,298            1,045,608
                                                                                                              ------------
INVESTMENT COMPANIES -- 0.6%
Pargesa Holding AG .............................................................                8,613              981,112
                                                                                                              ------------
PHARMACEUTICALS -- 2.8%
Novartis AG ....................................................................               30,306            1,747,227
Roche Holding AG ...............................................................               16,636            2,983,148
                                                                                                              ------------
                                                                                                                 4,730,375
                                                                                                              ------------
                                                                                                                16,815,965
                                                                                                              ------------
TAIWAN -- 1.6%
FINANCIAL SERVICES -- 0.4%
Chinatrust Financial Holding Co. Ltd. ..........................................              765,160              639,835
                                                                                                              ------------
SEMICONDUCTORS -- 0.6%
United Microelectronics Corp. ADR ..............................................            1,540,000              956,962
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.8%, continued
TELECOMMUNICATIONS -- 0.6%
Chunghwa Telecom Co. Ltd. ......................................................              607,660         $  1,130,009
                                                                                                              ------------
                                                                                                                 2,726,806
                                                                                                              ------------
TURKEY -- 0.3%
HOUSEWARES -- 0.3%
Turk Sise ve Cam Fabrikalari AS (a) ............................................              128,719              454,613
                                                                                                              ------------
UNITED KINGDOM -- 17.7%
BANKS -- 5.2%
HBOS plc .......................................................................               31,765              704,783
HSBC Holdings plc ..............................................................               39,136              713,514
HSBC Holdings plc (b) ..........................................................               59,600            1,092,650
Lloyds TSB Group plc ...........................................................              137,718            1,541,287
Royal Bank of Scotland Group plc ...............................................              108,778            4,247,592
Standard Chartered plc .........................................................                6,867              200,638
                                                                                                              ------------
                                                                                                                 8,500,464
                                                                                                              ------------
CONTAINERS -- 0.4%
Rexam plc ......................................................................               59,986              617,304
                                                                                                              ------------
ELECTRIC SERVICES -- 0.2%
Centrais Electricas Brasileiras S.A ............................................           18,400,000              412,506
                                                                                                              ------------
INSURANCE -- 0.6%
Amlin plc ......................................................................               67,123              427,529
Aviva plc ......................................................................               12,635              203,511
Prudential plc .................................................................               31,372              429,741
                                                                                                              ------------
                                                                                                                 1,060,781
                                                                                                              ------------
MEDICAL PRODUCTS -- 0.3%
Smith & Nephew plc .............................................................               49,480              516,941
                                                                                                              ------------
MINERALS -- 2.3%
Anglo American plc .............................................................                6,146              299,808
BHP Billiton plc ...............................................................              126,405            2,313,237
Rio Tinto plc ..................................................................               24,592            1,308,941
                                                                                                              ------------
                                                                                                                 3,921,986
                                                                                                              ------------
OIL COMP-INTEGRATED -- 5.1%
BG Group plc ...................................................................               59,090              801,907
BP plc .........................................................................              445,824            4,954,570
Royal Dutch Shell plc - Class A ................................................               72,773            2,543,813
                                                                                                              ------------
                                                                                                                 8,300,290
                                                                                                              ------------
PHARMACEUTICALS -- 0.8%
GlaxoSmithKline plc ............................................................               52,478            1,380,162
                                                                                                              ------------
REAL ESTATE OPERATORS/DEVELOPERS -- 1.6%
British Land Co. plc ...........................................................               82,318            2,764,621
                                                                                                              ------------
TELECOMMUNICATIONS -- 1.2%
Vodafone Group plc .............................................................              710,503            1,968,788
                                                                                                              ------------
                                                                                                                29,443,843
                                                                                                              ------------
TOTAL COMMON STOCKS ............................................................                               162,187,903
                                                                                                              ------------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2006

                                                                                            SHARES OR
                                                                                            PRINCIPAL
                                                                                              AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
GERMANY -- 0.3%
AUTOMOTIVE -- 0.3%
Porsche AG .....................................................................                  389        $    496,532
                                                                                                             ------------
CORPORATE NOTES -- 1.0%
COMMUNITY DEVELOPMENT -- 1.0%
DOMESTIC -- 1.0%
MMA Community Development Investment, Inc., 2.98%, 1/1/07, (c)+ ................              495,000             495,000
MMA Community Development Investment, Inc., 4.47%, 1/1/07, (c)+ ................            1,180,000           1,180,000
                                                                                                             ------------
TOTAL CORPORATE NOTES ..........................................................                                1,675,000
                                                                                                             ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 10.4%
Northern Institutional Liquid Asset Portfolio ..................................           17,468,263          17,468,263
U.S. Treasury Bond, 6.00%, 2/15/26 .............................................                   19                  22
U.S. Treasury Bond, 6.63%, 2/15/27 .............................................               34,363              42,753
                                                                                                             ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING .....................                               17,511,038
                                                                                                             ------------

TOTAL INVESTMENTS (Cost $140,794,049) -- 108.5% ................................                              181,870,473
    Liabilities in excess of other assets -- (8.5%) ............................                              (14,249,319)
                                                                                                             ------------
NET ASSETS -- 100.0% ...........................................................                             $167,621,154
                                                                                                             ============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2006.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.98% - 12/01, $495,000 and MMA Community Development Investment, Inc., 4.47% - 12/01, $1,180,000. At December 31, 2006 these securities had an aggregate market value of $1,675,000, Representing 1.0% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2006. Date presented reflects next rate change date.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
plc - Public Liability Company

See notes to financial statements.

                                             -----------------------------------
                                             Statement of assets and liabilities
                                             -----------------------------------

MMA Praxis International Fund
Statement of assets and liabilities
December 31, 2006


ASSETS:
Investments, at value (cost $121,608,011)* .............................................         $ 162,684,435
Investments in affiliates, at value (cost $1,675,000) ..................................             1,675,000
Investments held as collateral for securities loaned, at value .........................            17,511,038
                                                                                                 -------------
   Total Investments ...................................................................           181,870,473
                                                                                                 -------------
Cash ...................................................................................             3,293,617
Foreign currency, at value (cost $353,664) .............................................               355,056
Unrealized appreciation on foreign forward currency exchange contracts .................                   233
Interest and dividends receivable ......................................................               127,894
Receivable for capital shares sold .....................................................                37,891
Receivable for investments sold ........................................................               106,891
Tax reclaim receivable .................................................................               189,525
Prepaid expenses .......................................................................                21,385
                                                                                                 -------------
   Total Assets ........................................................................           186,002,965
                                                                                                 -------------
LIABILITIES:
Distributions payable to shareholders ..................................................               156,756
Payable for capital shares redeemed ....................................................               404,973
Payable for investments purchased ......................................................                53,032
Payable for securities loaned ..........................................................            17,511,038
Unrealized depreciation on foreign currency exchange contracts .........................                    32
Accrued expenses and other payables:
   Investment advisory fees ............................................................               126,839
   Affiliates ..........................................................................                 4,099
   Distribution fees ...................................................................                44,185
   Trustees fees .......................................................................                    29
   Other ...............................................................................                80,828
                                                                                                 -------------
   Total Liabilities ...................................................................            18,381,811
                                                                                                 -------------
NET ASSETS:
Capital ................................................................................           135,737,469
Distribution in excess of net investment income ........................................            (1,302,855)
Accumulated net realized loss on investments and foreign currency transactions .........            (7,889,884)
Net unrealized appreciation on investments and foreign currency translations ...........            41,076,424
                                                                                                 -------------
   Net Assets ..........................................................................         $ 167,621,154
                                                                                                 =============
Net Assets
   Class A .............................................................................         $  44,836,989
   Class B .............................................................................            24,186,245
   Class I .............................................................................            98,597,920
                                                                                                 -------------
     Total .............................................................................         $ 167,621,154
                                                                                                 =============
Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .............................................................................             3,149,873
   Class B .............................................................................             1,728,557
   Class I .............................................................................             6,943,079
                                                                                                 -------------
     Total .............................................................................            11,821,509
                                                                                                 =============
Net asset value
   Class A - Redemption Price Per Share (A) ............................................         $       14.23
                                                                                                 =============
   Class A - Maximum Sales Charge ......................................................                  5.25%
                                                                                                 =============
   Class A - Maximum Offering Price Per Share
     [100%/(100%-Maximum Sales Charge) of
     net asset value adjusted to the nearest cent] .....................................         $       15.02
                                                                                                 =============
   Class B - offering price per share**(A) .............................................         $       13.99
                                                                                                 =============
   Class I- offering price per share**(A) ..............................................         $       14.20
                                                                                                 =============

*     Includes securities on loan of $16,695,571

**    Redemption price per share varies by length of time shares are held.

(A)   Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

-----------------------
Statement of operations
-----------------------

MMA Praxis International Fund
Statement of operations
For the year ended December 31, 2006



INVESTMENT INCOME:
Dividends ..............................................................................         $   4,660,666
Foreign tax withholding ................................................................              (713,479)
Interest ...............................................................................                 2,179
Income from securities lending .........................................................                35,716
Interest from affiliates ...............................................................                57,036
                                                                                                 -------------
   Total Investment Income .............................................................             4,042,118
                                                                                                 -------------

EXPENSES:
Investment advisory fees ...............................................................             1,417,576
Administration fees ....................................................................               220,537
Distribution fees-Class A ..............................................................               176,455
Distribution fees-Class B ..............................................................               183,437
Shareholder servicing fees-Class A .....................................................               176,258
Shareholder servicing fees-Class B .....................................................                61,146
Reimbursement of Fund expenses paid by Adviser .........................................               245,583
Custodian fees .........................................................................               138,931
Legal fees and expenses ................................................................                96,248
Trustees' fee and expenses .............................................................                32,400
Expenses ...............................................................................               229,570
                                                                                                 -------------
     Total expenses before reductions/reimbursements ...................................             2,978,141
   Expenses reimbursed by Investment Adviser ...........................................                  (875)
   Expenses reduced by Distributor .....................................................              (200,716)
   Expenses reduced by Custodian .......................................................              (141,601)
                                                                                                 -------------
     Net Expenses ......................................................................             2,634,949
                                                                                                 -------------

Net Investment Income ..................................................................             1,407,169
                                                                                                 -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions .....................            14,968,084
Change in unrealized appreciation/depreciation of investments
   and foreign currency translations during the year ...................................            12,974,631
                                                                                                 -------------
Net realized and unrealized gain on investments and foreign currency
   transactions ........................................................................            27,942,715
                                                                                                 -------------
Net increase in net assets resulting from operations ...................................         $  29,349,884
                                                                                                 =============

See notes to financial statements.

                                             -----------------------------------
                                             Statements of changes in net assets
                                             -----------------------------------

MMA Praxis International Fund
Statements of changes in net assets


                                                                                          Year Ended         Year Ended
                                                                                         December 31,       December 31,
                                                                                            2006                2005
-------------------------------------------------------------------------------------------------------------------------

From Investment Activities:
Net investment income ..........................................................         $  1,407,169       $    874,790
Net realized gain on investments and foreign currency transactions .............           14,968,084         13,174,668
Change in unrealized appreciation/depreciation of investments
     and futures contracts during the year .....................................           12,974,631          2,258,943
                                                                                         ------------       ------------
Net increase in net assets resulting from operations ...........................           29,349,884         16,308,401
                                                                                         ------------       ------------

Distributions to Class A Shareholders:
   From net investment income ..................................................             (390,536)        (1,424,269)

Distributions to Class B Shareholders:
   From net investment income ..................................................             (120,020)          (138,729)

Distributions to Class I Shareholders:
   From net investment income ..................................................           (1,439,082)                --
                                                                                         ------------       ------------
Change in net assets from distributions to shareholders ........................           (1,949,638)        (1,562,998)
                                                                                         ------------       ------------

Change in net assets from capital transactions .................................           (6,332,799)        (6,572,436)
                                                                                         ------------       ------------

Change in net assets ...........................................................           21,067,447          8,172,967

Net Assets:
   Beginning of year ...........................................................          146,553,707        138,380,740
                                                                                         ------------       ------------
   End of year .................................................................         $167,621,154       $146,553,707
                                                                                         ============       ============

Distributions in excess of net investment income ...............................         $ (1,302,855)      $   (740,494)
                                                                                         ============       ============

See notes to financial statements.

--------------------
Financial highlights
--------------------

MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the year indicated.


                                                                                Class A Shares
                                                 ----------------------------------------------------------------------------
                                                  Year Ended       Year Ended      Year Ended     Year Ended     Year Ended
                                                 December 31,     December 31,    December 31,   December 31,   December 31,
                                                     2006             2005            2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $     11.94     $     10.78      $      9.43    $      7.45    $      9.28
                                                 -----------     -----------      -----------    -----------    -----------
Investment Activities:
   Net investment income ......................         0.16            0.08             0.01           0.04           0.01
   Net realized and unrealized gains
      (losses) from investments ...............         2.26            1.22             1.37           2.00          (1.79)
                                                 -----------     -----------      -----------    -----------    -----------
   Total from Investment Activities ...........         2.42            1.30             1.38           2.04          (1.78)
                                                 -----------     -----------      -----------    -----------    -----------

Distributions:
   Net investment income ......................        (0.13)          (0.14)           (0.03)         (0.06)         (0.03)
   Tax return of capital ......................           --              --               --             --          (0.02)
                                                 -----------     -----------      -----------    -----------    -----------
   Total Distributions ........................        (0.13)          (0.14)           (0.03)         (0.06)         (0.05)
                                                 -----------     -----------      -----------    -----------    -----------
Paid-in capital from redemption fees (a) ......           --              --               --             --             --
                                                 -----------     -----------      -----------    -----------    -----------
Net Asset Value, End of Year ..................  $     14.23     $     11.94      $     10.78    $      9.43    $      7.45
                                                 ===========     ===========      ===========    ===========    ===========
Total Return (excludes sales charge) ..........        20.31%          12.16%           14.68%         27.53%        (19.29%)

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    44,837     $   121,173      $   115,687    $    97,396    $    68,989
   Ratio of expenses to average net  assets ...         1.76%           1.58%            1.63%          1.50%          1.45%
   Ratio of net investment income to
     average net assets .......................         0.85%           0.74%            0.16%          0.49%          0.11%
   Ratio of expenses to average net assets* ...         2.09%           1.90%            2.01%          2.14%          2.24%
 Portfolio Turnover (b) .......................        82.77%          71.93%           81.85%        145.51%         76.38%
                                                                                                                ----------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the year indicated.

                                                                              Class B Shares
                                                 ----------------------------------------------------------------------------
                                                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                 December 31,    December 31,    December 31,    December 31,    December 31,
                                                     2006            2005            2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ............  $     11.77     $     10.62     $      9.32     $      7.39     $      9.23
                                                 -----------     -----------     -----------     -----------     -----------
Investment Activities:
     Net investment loss ......................        (0.06)          (0.01)          (0.05)          (0.01)          (0.04)
     Net realized and unrealized gains
       (losses) from investments ..............         2.34            1.22            1.35            1.98           (1.78)
                                                 -----------     -----------     -----------     -----------     -----------
     Total from Investment Activities .........         2.28            1.21            1.30            1.97           (1.82)
                                                 -----------     -----------     -----------     -----------     -----------

Distributions:
   Net investment income ......................        (0.06)          (0.06)             --(a)        (0.04)            --
   Tax return of capital ......................           --              --              --              --           (0.02)
                                                 -----------     -----------     -----------     -----------     -----------
   Total Distributions ........................        (0.06)          (0.06)             --           (0.04)          (0.02)
                                                 -----------     -----------     -----------     -----------     -----------
Paid-in capital from redemption fees (a) ......           --              --              --              --              --
                                                 -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year ..................  $     13.99     $     11.77     $     10.62     $      9.32     $      7.39
                                                 ===========     ===========     ===========     ===========     ===========

 Total Return (excludes redemption charge) ....        19.45%          11.50%          13.95%          26.73%         (19.73%)

Ratios/Supplemental Data:
   Net assets at end of year (000) ............  $    24,186     $    25,381     $    24,094     $    21,468     $    17,608
   Ratio of expenses to average net assets ....         2.41%           2.23%           2.28%           2.15%           2.00%
   Ratio of net investment income to
     average net assets .......................         0.17%           0.10%          (0.49%)         (0.15%)         (0.44%)
   Ratio of expenses to average net assets* ...         2.57%           2.39%           2.51%           2.63%           2.74%
Portfolio Turnover (b) ........................        82.77%          71.93%          81.85%         145.51%          76.38%
-----------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.


                                                                Class I Shares
                                                                ---------------
                                                                Period Ended
                                                                December 31,
                                                                2006 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......................    $      13.52
                                                                ------------
Investment Activities:
   Net investment income ...................................            0.10
   Net realized and unrealized gains from investments ......            0.78
                                                                ------------
   Total from Investment Activities ........................            0.88
                                                                ------------

Distributions:
   Net investment income ...................................           (0.20)
                                                                ------------
Net Asset Value, End of Period .............................    $      14.20
                                                                ============
Total Return (excludes redemption charge) ..................            6.61%(b)

Ratios/Supplemental Data:
   Net assets at end of period (000) .......................    $     98,598
   Ratio of expenses to average net assets .................            1.28%(c)
   Ratio of net investment income to average net assets ....            1.23%(c)
   Ratio of expenses to average net assets* ................            1.39%(c)
Portfolio Turnover (d) .....................................           82.77%
--------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by a third party. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                                                   -----------------------------
                                                   Notes to financial statements
                                                   -----------------------------

MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2006

1. Organization:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds"). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund.

The Funds currently offer three classes of shares; Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds' Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money Market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Income Fund, the Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2006, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:


   Settlement        To Receive /       Initial           Market       Net Unrealized   Net Unrealized
     Date             To Deliver         Value            Value         Appreciation     Depreciation
-------------------------------------------------------------------------------------------------------
Contracts to Buy
1/2/07                18,149 EUR     $       23,826   $       23,957   $          131   $           --
1/3/07                15,547 EUR     $       20,474   $       20,523   $           50   $           --
1/4/07                 6,478 EUR     $        8,550   $        8,551   $            1   $           --
Contracts to Sell
1/4/07             1,595,202 JPY     $       13,441   $       13,405   $           36   $           --
1/5/07             1,604,577 JPY     $       13,500   $       13,485   $           15   $           --
1/9/07               802,239 JPY     $        6,743   $        6,746   $           --   $            3
1/3/07                 5,844 CHF     $        4,790   $        4,796   $           --   $            6
1/5/07                83,426 CHF     $       68,449   $       68,473   $           --   $           23
                                                                       --------------   --------------
                                                                       $          233   $           32
                                                                       ==============   ==============
-------------------------------------------------------------------------------------------------------

EUR - Euro
JPY - Japanese Yen
CHF - Swiss Franc

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds' securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management's (the "Adviser") ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The Funds may enter into event-linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a premium to a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium from a counterparty and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, to be invested in the Northern Institutional Liquid Asset Portfolio, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of operations. For the year ended December 31, 2006, the Funds had securities on loan as follows:

                             Fee paid to        Market       Market Value
                           Northern Trust      Value of       of Loaned
                              Company         Collateral      Securities
--------------------------------------------------------------------------------
Intermediate Income Fund   $      13,261   $  10,896,934   $  10,508,887
Core Stock Fund                   14,842      28,935,611      28,261,391
Value Index Fund                   1,885       3,549,467       3,453,823
International Fund                23,803      17,511,038      16,695,571

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission ("SEC") an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA CDI"). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC's exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from the net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets to the Trust or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its Custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2006, custodian fees and expenses reduced by the Custodian were $26,465, $9,494, $5,475 and $141,601 for the Intermediate Income Fund, the Core Stock Fund, the Value Index Fund and the International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their Custodian.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2006 were as follows:

                                     Purchases              Sales
--------------------------------------------------------------------------------
Intermediate Income Fund           $  36,562,457       $   41,401,240
Core Stock Fund                      226,441,979          229,012,732
Value Index Fund                      32,695,441           31,122,650
International Fund                   125,745,931          136,361,836

4. Related Party Transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:
0.50% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

Effective May 1, 2005, each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.86% and 1.31%, respectively, for the Intermediate Income Fund, 1.26% and 1.91%, respectively, for the Core Stock Fund, 0.96% and 1.51%, respectively, for the Value Index Fund, and 1.50% and 2.15%, respectively, for the International Fund.

Effective May 1, 2006, the Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A, Class B, and Class I of each Fund to exceed 0.86%, 1.31% and 0.61%, respectively, for the Intermediate Income Fund, 1.43%, 2.08%, and 1.18%, respectively, for the Core Stock Fund, 0.96%, 1.51%, and 0.71%, respectively, for the Value Index Fund, and 1.67%, 2.32% and 1.42%, respectively, for the International Fund. The Adviser has agreed to maintain these expense limitations with regard to the Funds through December 31, 2006. For the year ended December 31, 2006, the Adviser waived investment advisory fees in the Intermediate Income Fund, Value Index Fund, and International Fund in the amount of $299,777, $9,996, and $875, respectively. For the year ended December 31, 2006, the Core Stock Fund, Value Index Fund and International Fund repaid the Adviser in the amounts of $458,697, $4,734, and $245,583 for fees waived during the year ended December 31, 2006, respectively.

As of December 31, 2006, the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund                         Fees Waived     Repayment Expires        Balance
------------------------   ---------------   -----------------   ---------------
Intermediate Income Fund        2004              2007           $       365,525
                                2005              2008                   134,653
                                2006              2009                   299,777
Core Stock Fund                 2004              2007                   446,557
Value Index Fund                2006              2009                     9,996
International Fund              2004              2007                   227,962
                                2006              2009                       875

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

During the year ended December 31, 2006, amounts subject to repayment to the Adviser expired as follows:

Fund                                   Balance
------------------------             ------------
Intermediate Income Fund             $    384,992
Core Stock Fund                            90,785
Value Index Fund                           60,609
International Fund                        182,479

Integrated Investment Services, Inc. ("Integrated", formerly Integrated Fund Services, Inc.) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, Integrated receives an annual fee, paid monthly, from each Fund.

IFS Fund Distributors, Inc. ("Underwriter") is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $9,220, $30,463, $22,470 and $16,394 from underwriting and broker commissions on the sale of shares of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively, for the year ended December 31, 2006. In addition, the Underwriter collected $11,265, $26,726, $2,363, and $3,445 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, Value Index, and International Fund, respectively.

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund's Class A shares. The Adviser or Underwriter may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may each pay an annual fee of up to 1.00% of the average daily net assets of such Fund's Class B shares. The Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. Class I shares do not have a 12b-1 plan.

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for Integrated on behalf of the Trust and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

Certain officers of the Trust are affiliated with the Adviser and/or Integrated. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

5. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:


                                   Intermediate Income Fund                    Core Stock Fund
                                -------------------------------------------------------------------------
                                    Year               Year               Year               Year
                                    Ended              Ended              Ended              Ended
                                 December 31,       December 31,       December 31,       December 31,
                                    2006               2005               2006               2005
                                -------------------------------------------------------------------------

Capital Transactions:
Class A Shares:
  Proceeds from shares issued   $    23,368,669    $    32,408,348    $    53,164,019    $    29,090,957
  Dividends reinvested                3,662,931          7,325,276          4,346,989            763,982
  Cost of shares redeemed          (219,524,652)       (25,225,814)      (180,382,298)       (30,953,564)
  Redemption fees                           324                 --                492                 --
                                ---------------    ---------------    ---------------    ---------------
  Class A Share Transactions    $  (192,492,728)   $    14,507,810    $  (122,870,798)   $    (1,098,625)
                                ===============    ===============    ===============    ===============

Class B Shares:
  Proceeds from shares issued   $     1,528,574    $     3,220,936    $     4,217,838    $     5,821,732
  Dividends reinvested                  980,447          1,207,386          3,583,895                  9
  Cost of shares redeemed           (11,364,388)        (8,304,556)       (42,019,845)       (26,692,270)
  Redemption fees                            21                 --                346                 --
                                ---------------    ---------------    ---------------    ---------------
  Class B Share Transactions    $    (8,855,346)   $    (3,876,234)   $   (34,217,766)   $   (20,870,529)
                                ===============    ===============    ===============    ===============

Class I Shares:
  Proceeds from shares issued   $   217,127,370                 --    $   169,448,285                 --
  Dividends reinvested                4,708,496                 --          8,008,878                 --
  Cost of shares redeemed           (19,466,940)                --        (11,392,602)                --
                                ---------------    ---------------    ---------------    ---------------
  Class I Share Transactions    $   202,368,926                 --    $   166,064,561                 --
                                ===============    ===============    ===============    ===============

Net increase (decrease)
  from capital transactions     $     1,020,852    $    10,631,576    $     8,975,997    $   (21,969,154)
                                ===============    ===============    ===============    ===============
Share Transactions:
Class A Shares:
  Issued                              2,424,912          3,286,362          3,635,980          2,092,157
  Reinvested                            381,386            744,269            284,489             54,554
  Redeemed                          (23,152,922)        (2,556,857)       (12,209,841)        (2,221,367)
                                ---------------    ---------------    ---------------    ---------------
  Change in Class A Shares          (20,346,624)         1,473,774         (8,289,372)           (74,656)
                                ===============    ===============    ===============    ===============

Class B Shares:
    Issued                              158,841            326,273            296,580            436,151
    Reinvested                          102,142            122,694            244,969                 --
    Redeemed                         (1,178,373)          (843,610)        (2,982,376)        (1,991,235)
                                ---------------    ---------------    ---------------    ---------------
    Change in Class B Shares           (917,390)          (394,643)        (2,440,827)        (1,555,084)
                                ===============    ===============    ===============    ===============

Class I Shares:
    Issued                           22,925,879                 --         11,470,215                 --
    Reinvested                          491,461                 --            522,432                 --
    Redeemed                         (2,042,001)                --           (757,818)                --
                                ---------------    ---------------    ---------------    ---------------
    Change in Class I Shares         21,375,339                 --         11,234,829                 --
                                ===============    ===============    ===============    ===============

Net increase (decrease)
  from share transactions               111,325          1,079,131            504,630         (1,629,740)
                                ===============    ===============    ===============    ===============



                                        Value Index Fund                     International Fund
                                -------------------------------------------------------------------------
                                    Year               Year               Year               Year
                                    Ended              Ended              Ended              Ended
                                 December 31,       December 31,       December 31,       December 31,
                                    2006               2005               2006               2005
                                -------------------------------------------------------------------------

Capital Transactions:
Class A Shares:
  Proceeds from shares issued   $    10,532,393    $     8,394,187    $    13,741,809    $    13,034,316
  Dividends reinvested                1,182,575            435,011            366,496          1,188,251
  Cost of shares redeemed           (33,573,159)        (4,654,565)      (109,243,398)       (19,580,189)
  Redemption fees                            49                 --              4,888                 --
                                ---------------    ---------------    ---------------    ---------------
  Class A Share Transactions    $   (21,858,142)   $     4,174,633    $   (95,130,205)   $    (5,357,622)
                                ===============    ===============    ===============    ===============

Class B Shares:
  Proceeds from shares issued   $     2,903,509    $     3,353,838    $     2,088,970    $     2,355,254
  Dividends reinvested                  721,496             95,344            116,352            134,393
  Cost of shares redeemed            (3,118,121)        (1,394,678)        (7,689,316)        (3,704,461)
  Redemption fees                            12                 --                167                 --
                                ---------------    ---------------    ---------------    ---------------
  Class B Share Transactions    $       506,896    $     2,054,504    $    (5,483,827)   $    (1,214,814)
                                ===============    ===============    ===============    ===============

Class I Shares:
  Proceeds from shares issued   $    34,150,512                 --    $   102,907,600                 --
  Dividends reinvested                1,447,608                 --          1,127,601                 --
  Cost of shares redeemed            (9,648,409)                --         (9,753,968)                --
                                ---------------    ---------------    ---------------    ---------------
  Class I Share Transactions    $    25,949,711                 --    $    94,281,233                 --
                                ===============    ===============    ===============    ===============

Net increase (decrease)
  from capital transactions     $     4,598,465    $     6,229,137    $    (6,332,799)   $    (6,572,436)
                                ===============    ===============    ===============    ===============
Share Transactions:
Class A Shares:
  Issued                                977,633            866,001          1,063,909          1,202,582
  Reinvested                            104,969             44,166             27,289            109,446
  Redeemed                           (3,072,964)          (477,425)        (8,088,650)        (1,767,755)
                                ---------------    ---------------    ---------------    ---------------
  Change in Class A Shares           (1,990,362)           432,742         (6,997,452)          (455,727)
                                ===============    ===============    ===============    ===============

Class B Shares:
    Issued                              268,930            348,972            164,400            220,149
    Reinvested                           64,342              9,710              9,082             13,048
    Redeemed                           (291,985)          (144,184)          (601,902)          (344,623)
                                ---------------    ---------------    ---------------    ---------------
    Change in Class B Shares             41,287            214,498           (428,420)          (111,426)
                                ===============    ===============    ===============    ===============

Class I Shares:
    Issued                            3,122,110                 --          7,598,524                 --
    Reinvested                          128,668                 --             84,548                 --
    Redeemed                           (874,710)                --           (739,993)                --
                                ---------------    ---------------    ---------------    ---------------
    Change in Class I Shares          2,376,068                 --          6,943,079                 --
                                ===============    ===============    ===============    ===============

Net increase (decrease)
  from share transactions               426,993            647,240           (482,793)          (567,153)
                                ===============    ===============    ===============    ===============

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

6. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2006 and 2005 was as follows:


                                     Intermediate                                                                International
                                      Income Fund            Core Stock Fund          Value Index Fund                Fund
                                  2006         2005         2006         2005         2006         2005         2006         2005
------------------------------------------------------------------------------------------------------------------------------------

From ordinary income           $11,713,875  $10,798,788  $   154,509   $ 854,926   $  971,847   $  665,289   $1,949,638   $1,562,998
From long-term capital gains            --           --   16,168,098      32,477    2,789,551           --           --           --
                               -----------  -----------  -----------  ----------   ----------   ----------  -----------   ----------
Total distributions            $11,713,875  $10,798,788  $16,322,607  $  887,403   $3,761,398   $  665,289   $1,949,638   $1,562,998
                               ===========  ===========  ===========  ==========   ==========   ==========  ===========   ==========

The following information is computed on a tax basis for each item as of December 31, 2006:


                                                     Intermediate         Core             Value
                                       Income            Stock            Index        International
                                        Fund             Fund             Fund             Fund
----------------------------------------------------------------------------------------------------

Tax cost of portfolio investments   $ 282,932,541    $ 331,371,152    $  53,561,550    $ 142,931,277
                                    ----------------------------------------------------------------
Gross unrealized appreciation           1,532,048       47,444,596       14,153,778       40,693,221
Gross unrealized depreciation          (4,045,853)      (6,378,414)        (643,989)      (1,754,025)
                                    ----------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                      (2,513,805)      41,066,182       13,509,789       38,939,196
Undistributed ordinary income              35,379          102,601          138,360          213,137
Capital loss carryforward              (2,912,479)      (2,829,151)              --       (7,268,447)
Post-October losses                       (68,512)        (168,790)          (8,588)              --
Other temporary differences                    --               --               --             (201)
                                    ----------------------------------------------------------------
   Accumulated earnings (deficit)   $  (5,459,417)   $  38,170,842    $  13,639,561    $  31,883,685
                                    ================================================================

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.
 As of December 31, 2006, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                                Amount      Expires
--------------------------------------------------------------------------------
Intermediate Income Fund      $  270,941      2008
                                 532,675      2009
                                 673,793      2010
                                 157,433      2012
                               1,277,637      2014
                              ----------
                              $2,912,479
                              ==========
Core Stock Fund               $2,829,151      2011
                              ==========
International Fund            $7,268,447      2010
                              ==========

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2006

During the year ended December 31, 2006, the following Funds utilized capital loss carryforwards:

Core Stock Fund          $ 8,195,892
Value Index Fund         $   456,985
International Fund       $15,361,436

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund's capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2006:

                                                  Accumulated      Accumulated
                                 Paid-In         Net Investment    Net Realized
                                 Capital         Income (Loss)    Gains (Losses)
--------------------------------------------------------------------------------
Intermediate Income Fund              --           $   297,376     $   (297,376)
Core Stock Fund                       --              (211,069)         211,069
Value Index Fund                      --               (10,956)          10,956
International Fund                    --               (19,892)          19,892

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi annual report on June 30, 2007. Management is in the process of determining the impact of adoption.

-------------------------------------------------------
Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the MMA Praxis Mutual Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Mutual Funds (comprised of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis Value Index Fund and MMA Praxis International Fund) (collectively, the Funds) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MMA Praxis Mutual Funds as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Cincinnati, Ohio
February 26, 2007

                                                     ---------------------------
                                                     Additional fund information
                                                     ---------------------------

MMA Praxis Mutual Funds
Additional fund information (unaudited)
December 31, 2006

Security Allocation:

The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following industries as of the year ended December 31, 2006.

-------------------------------------------------------
Intermediate Income Fund
-------------------------------------------------------
                                         Percentage of
Security Allocation                        Net Assets
-------------------------------------------------------
Fannie Mae                                       31.8%
Freddie Mac                                      25.2%
Corporate Bonds                                  24.2%
Commercial Mortgage Backed Securities             5.1%
Securities Lending Collateral                     4.0%
Asset Backed Securities                           2.7%
Federal Home Loan Bank                            2.5%
Government National Mortgage Assoc                1.9%
Tennessee Valley Authority                        1.4%
Corporate Notes                                   1.2%
Federal Farm Credit Bank                          0.7%
Short Term Investments                            0.7%
Mutual Funds                                      0.6%
Collateralized Mortgage Obligations               0.3%
Interest Only Bonds                               0.3%
Small Business Administration                     0.0%
-------------------------------------------------------
Total                                           102.6%
=======================================================


-------------------------------------------------------
Core Stock Fund
-------------------------------------------------------
                                         Percentage of
Security Allocation                       Net Assets
-------------------------------------------------------
Common Stocks                                    98.0%
Securities Lending Collateral                     8.4%
Corporate Notes                                   1.2%
Commercial Paper                                  1.1%
Short Term Investments                            0.0%
-------------------------------------------------------
Total                                           108.7%
=======================================================


-------------------------------------------------------
Value Index Fund
-------------------------------------------------------
                                         Percentage of
Security Allocation                       Net Assets
-------------------------------------------------------
Common Stocks                                    98.9%
Securities Lending Collateral                     5.6%
Corporate Notes                                   0.8%
Short Term Investments                            0.7%
-------------------------------------------------------
Total                                           106.0%
-------------------------------------------------------


-------------------------------------------------------
International Fund
-------------------------------------------------------
                                         Percentage of
Security Allocation                       Net Assets
-------------------------------------------------------
United Kingdom                                   17.7%
Japan                                            15.7%
France                                           12.7%
Securities Lending Collateral                    10.4%
Switzerland                                      10.0%
Germany                                           9.2%
Netherlands                                       4.8%
Spain                                             4.1%
Hong Kong                                         2.9%
Norway                                            2.4%
Ireland                                           2.0%
Italy                                             1.6%
Sweden                                            1.6%
Taiwan                                            1.6%
Singapore                                         1.3%
Belgium                                           1.2%
Australia                                         1.1%
Corporate Notes - Domestic                        1.0%
Brazil                                            0.9%
Mexico                                            0.9%
Argentina                                         0.7%
Israel                                            0.6%
Russia                                            0.6%
Canada                                            0.5%
South Korea                                       0.5%
Finland                                           0.4%
Bermuda                                           0.3%
Denmark                                           0.3%
Preferred Stock                                   0.3%
Turkey                                            0.3%
China                                             0.2%
Greece                                            0.2%
India                                             0.2%
South Africa                                      0.2%
Hungary                                           0.1%
-------------------------------------------------------
Total                                           108.5%
=======================================================

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

Dividend Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction:

Value Index Fund                     100%
International Fund                     3%

Proxy Voting:

The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub-Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission's ("commission's") Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Web site,
(ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

Expense Comparison:

As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                               Beginning           Ending         Expense Paid       Expense Ratio
                             Account Value     Account Value     During Period*     During Period**
                                 7/1/06           12/31/06       7/1/06-12/31/06     7/1/06-12/31/06
----------------------------------------------------------------------------------------------------
Intermediate Income Fund
       Class A               $  1,000.00         $   1,046.70      $    4.49               0.87%
       Class B                  1,000.00             1,044.00           6.80               1.32%
       Class I                  1,000.00             1,048.10           3.20               0.62%

Core Stock Fund
       Class A                  1,000.00             1,108.70           7.66               1.44%
       Class B                  1,000.00             1,105.10          11.12               2.10%
       Class I                  1,000.00             1,110.60           5.40               1.02%

Value Index Fund
       Class A                  1,000.00             1,140.50           6.37               1.18%
       Class B                  1,000.00             1,136.60           9.30               1.73%
       Class I                  1,000.00             1,141.80           4.98               0.92%

International Fund
       Class A                  1,000.00             1,119.00           9.40               1.76%
       Class B                  1,000.00             1,114.90          12.85               2.41%
       Class I                  1,000.00             1,121.80           6.85               1.28%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning            Ending          Expense Paid      Expense Ratio
                            Account Value      Account Value      During Period*    During Period**
                                7/1/06            12/31/06       7/1/06-12/31/06    7/1/06-12/31/06
----------------------------------------------------------------------------------------------------

Intermediate Income Fund
       Class A             $    1,000.00      $    1,020.82        $     4.43             0.87%
       Class B                  1,000.00           1,018.55              6.72             1.32%
       Class I                  1,000.00           1,022.08              3.16             0.62%

Core Stock Fund
       Class A                  1,000.00           1,017.94              7.33             1.44%
       Class B                  1,000.00           1,014.64             10.64             2.10%
       Class I                  1,000.00           1,020.09              5.17             1.02%

Value Index Fund
       Class A                  1,000.00           1,019.25              6.01             1.18%
       Class B                  1,000.00           1,016.50              8.77             1.73%
       Class I                  1,000.00           1,020.55              4.70             0.92%

International Fund
       Class A                  1,000.00           1,016.33              8.94             1.76%
       Class B                  1,000.00           1,013.06             12.23             2.41%
       Class I                  1,000.00           1,018.75              6.51             1.28%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT

At a meeting held on November 20, 2006, the Board of Trustees of the Funds approved the continuation of the Investment Advisory Agreement between each of the Funds and Menno Insurance Service, Inc., d/b/a MMA Capital Management. The Board of Trustees requested and received from MMA Capital Management information relating to the Investment Advisory Agreement and the Funds. In concluding that it was in the best interests of the Funds and their shareholders to retain MMA Capital Management for an additional year, the Board, including a majority of those Trustees who are not "interested persons" of the Funds or MMA Capital Management (the "Independent Trustees") advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Trustees discussed the nature, quality and extent of services MMA Capital Management would provide to the Funds in the coming year, noting MMA Capital Management's representation that it expected no material changes to services or investment strategy in the coming year. Among other things, the Trustees considered MMA Capital Management's shareholder servicing and compliance efforts. The Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by MMA Capital Management.

Investment Performance of the Funds and MMA

The Trustees reviewed year-to-date and historical performance data for the Funds, and considered the Funds' historical performance relative to their benchmarks and unrestricted peer groups. Based upon discussions regarding each Fund's performance, the Trustees determined that they generally were satisfied with the long term performance of each Fund and of MMA Capital Management, particularly in light of the SRI processes and philosophies as compared to each Fund's peer group members.

Costs of Services and Profitability of MMA and Affiliates

The Trustees then reviewed information and data regarding the costs of providing the advisory services to the Funds and the profits to be realized by MMA Capital Management and its affiliates from their relationship with the Funds. Representatives of MMA Capital Management addressed the Trustees' questions concerning guidelines for manager selection, payment of platform fees, revenue sharing arrangements and expense waivers and reimbursements. In their review of the Funds' total expenses, the Trustees considered MMA Capital Management's fee, as well as other Fund expenses, such as transfer agent fees, custodial, legal and audit fees. The Trustees also noted the effects of MMA Capital Management's voluntary expense waivers and expense reimbursements on fees and expense levels. As part of their review, the Trustees considered the expense ratios and profitability information by Fund compared to peer group fund expense ratios and profitability information. Finally, the Board reviewed the fee structures and other information provided by MMA Capital Management regarding its services to other clients before concluding that the costs of the services provided to the Funds by MMA Capital Management were fair.

Economies of Scale

The Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds' shareholders. MMA Capital Management represented to the Trustees that MMA Capital Management would consider appropriate breakpoints as the Funds grow in size, but that the Funds' asset values had not yet reached a level at which economies of scale could be realized. The Board then considered the information provided regarding the fee breakpoint levels of peer group funds, and concluded that asset levels did not justify breakpoints at this time.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

Other Benefits

The Trustees discussed the extent to which MMA Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from MMA Capital Management's relationship with the Funds. The Trustees noted that that MMA Capital Management had voluntarily discontinued the practice of generating soft dollar credits to purchase third-party research services in 2004. Discussion ensued regarding other potential benefits to MMA Capital Management and its affiliates from their relationship with the Funds, and the Board concluded that such benefits were not material.


INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN

At a meeting held on November 20, 2006, the Board of Trustees of the Funds approved the continuation of the Sub-Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Evergreen Investment Management Company, LLC, with respect to portfolio management of MMA Praxis International Fund. The Board of Trustees requested and received from Evergreen information relating to the Sub-Investment Advisory Agreement and the International Fund. In concluding that it was in the best interests of the International Fund and its shareholders to continue the relationship with Evergreen for an additional year, the Board, including a majority of the Independent Trustees advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services Evergreen would provide to the International Fund in the coming year, including Evergreen's representation that it expected no material changes to services or investment strategy in the coming year. Among other things, the Trustees considered Evergreen's compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among MMA Capital Management, Evergreen and the Board. The Trustees also considered Evergreen's portfolio managers, and conflicts of interest and best execution practices. The Board concluded that it was satisfied with the nature, quality and extent of services provided to the International Fund by Evergreen.

Investment Performance of the International Fund and Evergreen

The Trustees reviewed year-to-date and historical performance data for the International Fund, and considered the Fund's historical performance relative to its benchmark and peer group. The Board concluded that, while the comparative performance of the International Fund over the past one and three year periods has been less than satisfactory, the peer funds were not limited in their stock selection by SRI criteria. In addition, the Trustees took into account that MMA Capital Management expressed confidence that Evergreen's management style will benefit the International Fund in the long term and provide for satisfactory long term performance.

Costs of Services and Profitability of Evergreen and Affiliates

The Trustees considered the costs of the services provided by Evergreen to the International Fund and the profits to be realized by Evergreen and its affiliates from their relationship with the International Fund. The Trustees discussed the comparative fee and profitability information provided by Evergreen. The Board then concluded that the costs of the services to be provided to the International Fund and the profits to be realized by Evergreen and its affiliates from the relationship with the International Fund were fair in light of the industry comparisons provided.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

Economies of Scale

The Trustees noted that Evergreen's sub-advisory fee schedule currently incorporates breakpoints. The Trustees also acknowledged Evergreen's representation that Evergreen would consider additional breakpoints as assets in the International Fund grow to levels where economies of scale would be realized.

Other Benefits

The Trustees considered the extent to which Evergreen or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Evergreen's relationship with the International Fund. Discussion then ensued regarding Evergreen's soft dollar practices. The Board concluded that Evergreen did not derive material benefits, other than its sub-advisory fees and traditional soft-dollar benefits, from its relationship with the International Fund.


INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH DAVIS

At a meeting held on November 20, 2006, the Board of Trustees of the Funds approved the continuation of the Sub-Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Davis Selected Advisers, L.P., with respect to portfolio management of MMA Praxis Core Stock Fund. The Board of Trustees requested and received from Davis information relating to the Sub-Investment Advisory Agreement and the Core Stock Fund. In concluding that it was in the best interests of the Core Stock Fund and its shareholders to continue the relationship with Davis for an additional year, the Board, including a majority of the Independent Trustees advised by independent legal counsel, gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services Davis would provide to the Core Stock Fund in the coming year, including Davis's representation that it expected no material changes to services or investment strategy in the coming year. Among other things, the Trustees considered Davis's compliance capabilities, its compliance record with respect to the Core Stock Fund, and the quality of communication among MMA Capital Management, Davis and the Board. The Trustees also considered Davis's portfolio managers, and conflicts of interest and best execution practices. The Board concluded that it was satisfied with the nature, quality and extent of services provided to the Core Stock Fund by Davis.

Investment Performance of the Core Stock Fund and Davis

The Trustees reviewed year-to-date and historical performance data for the Core Stock Fund, and considered the Fund's historical performance relative to its benchmark and peer group. The Board concluded that, while the comparative performance of the Core Stock Fund over the past one, three and five year periods has been less than satisfactory, the peer funds were not limited in their stock selection by SRI criteria. In addition, the Trustees acknowledged that MMA Capital Management recently had taken the step of hiring Davis as sub-adviser for the Fund. The Trustees also took into account that MMA Capital Management expressed confidence that Davis's management style will benefit the Core Stock Fund in the long term and provide for satisfactory long term performance.

Costs of Services and Profitability of Davis and Affiliates

The Trustees considered the costs of the services provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Core Stock Fund. The Trustees discussed the comparative fee and profitability information provided by Davis. The Board then concluded that the costs of the services to be provided to the Core Stock Fund and the profits to be realized by Davis and its affiliates from the relationship with the Core Stock Fund were fair in light of the industry comparisons provided.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2006

Economies of Scale

The Trustees noted that Davis's sub-advisory fee schedule currently incorporates breakpoints. The Trustees also acknowledged Davis's representation that the firm would consider additional breakpoints as assets in the Core Stock Fund grow to levels where economies of scale could be realized.

Other Benefits

The Trustees considered the extent to which Davis or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Davis's relationship with the Core Stock Fund. The Board concluded that Davis did not derive material benefits, other than its sub-advisory fees, from its relationship with the Core Stock Fund.

                                                         -----------------------
                                                         Management of the Trust
                                                         -----------------------

MMA Praxis Mutual Funds
Management of the Trust (unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.


                         Position
                         with the
                         Company,
                         Term of                                                       Number of
                         Office and                                                    Portfolios in     Other
                         Length                                                        Fund Complex      Trusteeships
Name, Age and            of Time          Principal Occupation During                  Overseen          Held by
Address                  Served           the Past Five Years                          by Trustee        Trustee
----------------------------------------------------------------------------------------------------------------------
Interested
Trustees(1)
----------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman*     Chairman and     President and CEO, Mennonite Mutual Aid               4            N/A
1110 North Main Street   Trustee,         (December 1991 - July 2005); Business
Goshen, IN 46528         Indefinite,      and Financial Consultant and Director
Birth date: 3/26/40      since 12/2/93    of Strategic Planning and Development,
                                          Prairie View, Inc., mental health facility
                                          (1986 - 1991)
----------------------------------------------------------------------------------------------------------------------
(1)   This Trustee is an "interested" person under the Investment Company Act of 1940 because of his affiliation with the Adviser.

Independent Trustees
----------------------------------------------------------------------------------------------------------------------
Bruce Harder*            Trustee,         Retired; Executive Director for Finance               4            N/A
1110 North Main Street   Indefinite,      and Administration, Tri-Met, the
Goshen, IN 46528         since 2/11/00    Tri-County Metropolitan Transportation
Birth date: 1/17/41                       District of Oregon, public
                                          transportation system for Portland,
                                          Oregon (1986 - 2003); Chairman of the
                                          Board, Mennonite Mutual Aid, Goshen
                                          Indiana (1997 - 2003)

Karen Klassen Harder,    Trustee,         Professor, Bluffton University
Ph.D.                    Indefinite,      (September 2001 - present); Professor,
1110 North Main Street   since 12/2/93    Bethel College (January 1990 - 2001)                  4            N/A
Goshen, IN 46528
Birth date: 1/22/56

Richard Reimer,          Trustee,         Retired; Professor of Economics -
Ph.D.                    Indefinite,      Emeritus since 1996, The College of                   4            N/A
1110 North Main Street   since 12/2/93    Wooster (1962 - 1996); former Board
Goshen, IN 46528                          member, Mennonite Mutual Aid, Goshen,
Birth date: 10/6/31                       Indiana (through December 2001)

R. Clair Sauder          Trustee,         Partner, Encore Enterprises, LLC,
1110 North Main Street   Indefinite,      retail home furnishings (May 2001                     4            N/A
Goshen, IN 46528         since 6/30/02    - present); Partner, C&D Enterprises
Birth date: 1/11/43                       Unlimited, commercial real estate
                                          (1982 - present)


Donald E.                Trustee,         Senior Partner, the law firm of
Showalter, Esq.          Indefinite,      Wharton, Aldhizer, & Weaver                           4            N/A
1110 North Main Street   since 12/2/93    (June 1965 - present); Director,
Goshen, IN 46528                          Rockingham Heritage Bank (April 1998 -
Birth date: 2/23/41                       present)

----------------------------------------------------------------------------------------------------------------------

MMA Praxis Mutual Funds
Management of the Trust (unaudited), continued


                          Position with the Company, Term             Principal Occupation
Name, Age and Address     of Office and Length of Time Served         During the Past Five Years
----------------------------------------------------------------------------------------------------------------------
John L. Liechty           President, Indefinite,                      Executive Management, Mennonite
1110 North Main Street    since 8/19/97                               Mutual Aid (1976 - present)
Goshen, IN 46528
Birth date: 6/12/54

Marlo J. Kauffman         Vice President, Indefinite,                 Financial Services Operation Manager, Mennonite
1110 North Main Street    since 12/2/93                               Mutual Aid (1981 - present); President, MMA
Goshen, IN 46527                                                      Securities, Inc. (2003 - present); OSJ Principal,
Birth date: 9/19/56                                                   ProEquities, Inc., a broker-dealer (1994 -
                                                                      present)

Steven T. McCabe          Treasurer, Indefinite,                      Vice President Fund Accounting and Financial
303 Broadway, Suite 1100  since 9/23/05                               Reporting of Integrated Investment Services, Inc.
Cincinnati, OH 45202                                                  (2004-present); Vice President-Custody Services
Birth date: 6/5/64                                                    (2003-2004) Fifth Third Bank; Assistant Vice
                                                                      President and Director of Mutual Fund
                                                                      Accounting (1997-2003) Fifth Third Bank

Brian E. Hirsch           Chief Compliance Officer,                   Vice President-Compliance of IFS Financial
303 Broadway, Suite 1100  Indefinite,                                 Services, Inc., Director of Compliance of Fort
Cincinnati, OH 45202      since 9/23/05                               Washington Brokerage Services, Inc.; Chief
Birth date: 12/29/56                                                  Compliance Officer of Puglisi & Co. from 2001
                                                                      until 2002

Jay S. Fitton             Secretary, Indefinite,                      Director and Senior Counsel of Integrated
303 Broadway, Suite 1100  since 5/22/06                               Investment  Services, Inc. and IFS Fund
Cincinnati, OH 45202                                                  Distributors, Inc.
Birth date: 1/31/70
----------------------------------------------------------------------------------------------------------------------


                                      100
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Integrated Investment Services, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202




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Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr.
R. Clair Sauder is the registrant's "audit committee financial expert" and is "independent", as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $61,100 for the December 31, 2006 fiscal year and $51,000 for the December 31, 2005 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2006 or December 31, 2005 fiscal years.

(c) Tax Fees. Tax fees totaled $8,600 for the December 31, 2006 fiscal year and $9,000 for the December 31, 2005 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2006 or December 31, 2005 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

      (A)   Audit Services

      Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also "delegation" below.)

      (B)   Permissible Non-Audit Services

      The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render "permissible non-audit services" to the funds. (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x1 or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an "adviser-affiliated service provider"), employ the funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor's independence. (see also "delegation" below.) pre-approval by the committee of non-audit services is not required so Long as:

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         (1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

         (2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

         (3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

      (C)   Delegation

      The committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds' periodic reports and other documents as required under the federal securities laws.

----------
(1) non-audit services that are prohibited by rule 2-01(c)(4) of regulation s-x include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
      (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment adviser, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.


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(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $8,600 for the fiscal year ended December 31, 2006 and $9,000 for the fiscal year ended December 31, 2005.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


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Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers was filed on March 11, 2005 with Form N-CSR for period ending December 31, 2004 and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      MMA Praxis Mutual Funds

By (Signature and Title)


/s/ John L. Liechty
----------------------------
John L. Liechty
President

Date:  March 5, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ John L. Liechty
----------------------------
John L. Liechty
President

Date:  March 5, 2007


By (Signature and Title)


/s/ Steven T. McCabe
----------------------------
Steven T. McCabe
Treasurer

Date:  March 5, 2007